                           HANOVER GOLD COMPANY, INC.
                      1000 NORTHWEST BOULEVARD, SUITE 100
                           COEUR D'ALENE, IDAHO 83814

                            ------------------------


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 31, 1996


                            ------------------------

To the stockholders of Hanover Gold Company, Inc.:


    A special meeting ("Special Meeting") of stockholders of Hanover Gold Company, Inc. a Delaware corporation, (the "Company"), will be held at 11:00 a.m. (Pacific Time) on Monday, July 31, 1996 at the offices of N.A. Degerstrom, Inc., North 3303 Sullivan Road, Spokane, Washington 99216, for the following purposes:


    1. To approve the merger into the Company of Hanover Resources, Inc. and Group S Limited, each of which is affiliated with the Company, pursuant to which the Company will issue to the stockholders of such companies a total of 2,270,486 shares of the Company's common stock, in addition to the 3,625,000 shares of the Company held by Hanover Resources, Inc. which will, in effect, be distributed to the stockholders of Hanover Resources, Inc.;

    2. To amend the Company's certificate of incorporation to increase the authorized capital stock of the Company from 25,000,000 shares to 50,000,000 shares, consisting of 48,000,000 shares of common stock, par value $.0001 per share, and 2,000,000 shares of preferred stock, par value $.001 per share, issuable in one or more series with such designations, rights, preferences and limitations as the Board of Directors of the Company may from time to time determine;

    3.  To consider and approve the Company's 1995 Stock Option Plan;

    4. To elect seven members to the Board of Directors to hold office until the next annual meeting of stockholders and until their respective successors are duly elected and have qualified;

    5. To authorize the appointment of BDO Seidman, Spokane, Washington, as the independent public accountants of the Company for the fiscal year ending December 31, 1996; and

    6. To consider and vote upon such other matters as may properly come before the meeting and any adjournment(s) thereof. Proxies voting against the merger proposal may not be used by management to vote for the adjournment of the meeting in order to solicit additional votes for the merger.


    Only stockholders of record at the close of business on June 28, 1996, are entitled to receive notice of and to vote at the Special Meeting.


    The Board of Directors of the Company extends a cordial invitation to all stockholders to attend the Special Meeting in person. Whether or not you plan to attend the meeting, please fill in, date, sign and mail the enclosed proxy in the return envelope as promptly as possible. Your proxy may be revoked by you at any time prior to the meeting. The prompt return of your completed proxy will assist the Company in obtaining a quorum of stockholders for the Special Meeting, but will not affect your ability to change your vote by subsequent proxy or by attending the meeting and voting in person. If you are unable to attend, your signed proxy will assure that your vote is counted.

                                          By Order of the Board of Directors

                                          Wayne Schoonmaker,
                                            SECRETARY

June   , 1996

                           HANOVER GOLD COMPANY, INC.
                      1000 NORTHWEST BOULEVARD, SUITE 100
                           COEUR D'ALENE, IDAHO 83814

                            ------------------------

                                PROXY STATEMENT
                             ---------------------


                        SPECIAL MEETING OF STOCKHOLDERS
                                 JULY 31, 1996


                            ------------------------


    This Proxy Statement is furnished to the stockholders of Hanover Gold Company, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by and on behalf of the Company's Board of Directors (the "Board") of proxies to be voted at the Special Meeting of Stockholders of the Company. The meeting will be held on July 31, 1996 at 11:00 a.m. (Pacific Time) at the offices of N.A. Degerstrom, Inc., North 3303 Sullivan Road, Spokane, Washington 99216, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. Officers and other employees of the Company, without additional compensation, may solicit proxies personally or by telephone if deemed necessary. Solicitation expenses, which are not expected to exceed $5,000, will be paid by the Company.


    All proxies that are properly executed and received prior to the Special Meeting will be voted at the meeting. If a stockholder specifies how the proxy is to be voted on any business to come before the meeting, it will be voted in accordance with such specification. If a stockholder does not specify how to vote the proxy, it will be voted FOR the merger into the Company of Hanover Resources, Inc. ("Resources") and Group S Limited ("Group S"), each of which is affiliated with the Company; FOR the amendment of the Company's certificate of incorporation (the "Certificate of Incorporation"); FOR the approval of the Company's 1995 Stock Option Plan; FOR the election of the seven nominees to the Board named in this Proxy Statement; FOR the authorization of the appointment of BDO Seidman as independent public accountants for the year ending December 31, 1996; and on such other business as may properly come before the meeting. The proposals to amend the Certificate of Incorporation, to approve the 1995 Stock Option Plan and to elect the management slate of directors are not contingent upon the approval of the proposed merger. Any proxy may be revoked by a stockholder at any time before it is actually voted at the meeting by delivering written notification to the Secretary of the Company, by delivering another valid proxy bearing a later date, or by attending the meeting and voting in person.

    This Proxy Statement and the accompanying proxy are first being sent to stockholders on or about June , 1996. The Company will bear the cost of preparing, assembling, and mailing the notice, Proxy Statement, and form of proxy for the meeting.

                               VOTING SECURITIES


    All voting rights are vested exclusively in the holders of the Company's common stock, $.0001 par value per share (the "Common Stock"), with each share entitled to one vote. Only stockholders of record at the close of business on June 28, 1996 are entitled to receive notice of and to vote at the Special Meeting or any adjournment. At the close of business on June 1, 1996, there were 16,029,678 shares of Common Stock issued and outstanding. A majority of the shares of Common Stock issued and outstanding must be represented at the Special Meeting, in person or by proxy, in order to constitute a quorum. Cumulative voting is not allowed for any purpose.


    The approval of the merger and the amendment of the Company's Certificate of Incorporation each requires the affirmative vote of the holders of a majority of the outstanding shares of the Company. The approval of the 1995 Stock Option Plan and the authorization of the appointment of accountants each requires the affirmative vote of the holders of a majority of the shares present and represented at the meeting. The election of directors requires the affirmative vote of the holders of a plurality of the shares present and represented at the meeting. The officers and directors of the Company have advised it that they and their affiliates and assigns own approximately 9,311,000 shares (representing 58%) of the outstanding Common Stock of the Company, and that they intend to vote in favor of the merger, if a majority of unaffiliated stockholders (who vote) approve the merger, and in favor of the other proposals.

    A stockholder who abstains from voting or withholds his or her vote will be counted as present for determining whether the quorum requirement is satisfied. If a stockholder returns a signed proxy but fails to indicate a vote for or against any proposal, for purposes of determining the outcome of the vote on any such proposal, such stockholder will be deemed to have voted FOR the proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker "non-votes" with respect to any item to be voted upon at the Special Meeting will, however, be treated as shares present and entitled to vote.

                               SUMMARY OF MERGER

    The principal item of business to come before the Special Meeting of stockholders is the proposed merger of Hanover Resources, Inc. ("Resources") and Group S Limited ("Group S") into the Company. The following boxed pages summarize the proposed merger; however, reference is also made to the detailed information about the merger appearing elsewhere herein.

PRINCIPAL REASON FOR THE MERGER

    The principal reason for the merger is to consolidate the properties of Resources and Group S with the adjoining properties of the Company in order to attract prospective joint venturers to explore and develop all of the properties more or less at the same time.

THE CONSTITUENT COMPANIES

    The Company is a Delaware corporation with headquarters currently located at 1000 Northwest Boulevard, Suite 100, Coeur d'Alene, Idaho 83814, Telephone No.
(208) 664-4653. Its shares are traded in the NASDAQ SmallCap Market under the symbol "HVGO". At the date of this Proxy Statement, the Company had 16,029,678 shares of Common Stock outstanding and owned or controlled the mining rights to 142 claims (and an option to acquire five additional claims) in the Alder Gulch area of the Virginia City Mining District of Montana (the "Alder Gulch") with gold mineral deposits. See "Properties of the Company".


    Resources is a privately-owned company with headquarters in Roslyn, New York. Resources owns 3,625,000 shares of Common Stock of the Company. Resources owns or controls 70% of 28 claims (and the five additional claims that it optioned to the Company), and has assigned the mining rights to such 28 claims to the Company, in the Alder Gulch with gold mineral deposits. See "Properties of Resources". Group S is a privately-owned company with headquarters in Roslyn, New York. Group S owns 833,734 shares (representing 39%) of the common stock of Resources and the mining rights to 216 claims in the Alder Gulch with gold mineral deposits. See "Properties of Group S".


AFFILIATIONS

    Fred R. Schmid is an officer and director of each of the constituent companies. He owns beneficially 191,680 shares, representing nearly 9% of the common stock of Resources. Mr. Schmid's family owns 90,090 shares, representing nearly 73% of the common stock of Group S. Mr. Schmid owns 133,056 shares of Common Stock of the Company and may be deemed the beneficial owner of 3,625,000 shares of the Company owned by Resources.

    Other directors of the Company are also directors and stockholders of Resources and Group S, and if the merger is approved and consummated, they will receive substantial additional shares of the Company's Common Stock. See "SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT." BECAUSE OF SUCH AFFILIATIONS, THERE WERE NO DISINTERESTED DIRECTORS OF THE COMPANY WHEN THE MERGER OF RESOURCES AND GROUP S WAS AUTHORIZED BY THE COMPANY'S BOARD, SO THAT WITHOUT STOCKHOLDER APPROVAL, THE MERGER WOULD BE VOID OR VOIDABLE UNDER DELAWARE LAW. SEE "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

STOCKHOLDER MEETINGS; VOTE REQUIRED.


    The merger was submitted to and approved by the stockholders of both Resources and Group S on December 29, 1995. The merger will be submitted to the stockholders of the Company at the Special Meeting scheduled to be held on July 31, 1996, and the affirmative votes of the holders of a majority of the outstanding shares of Common Stock of the Company will be required to approve the merger. The officers and directors of the Company have advised it that they and their affiliates and assigns own approximately 9,311,000 shares (representing 58%) of the Company's Common Stock and that they will vote their shares in favor of the merger if the holders of a majority of the shares voted by non-affiliated stockholders vote in favor of the merger.

TERMS OF THE MERGER


    If the merger is approved and consummated, the stockholders of Resources will receive 4,896,110 shares of Common Stock of the Company in exchange for their Resources stock, and the 3,625,000 shares of the Company's Common Stock owned by Resources will be extinguished, resulting in a net increase of 1,271,110 shares; and the stockholders of Group S will receive 999,376 shares of Common Stock of the Company in exchange for their Group S stock and the cancellation of $477,254 owed by Group S to the Company. The terms of the merger were NOT approved or reviewed by disinterested directors of the Company or independent financial advisers. THE COMPANY DID NOT ENGAGE AN INDEPENDENT FINANCIAL ADVISOR TO EXPRESS AN OPINION ON THE FAIRNESS OF THE TRANSACTION. See "PROPOSED MERGER." There will be no differences in the rights of current stockholders of the Company and stockholders of Resources and Group S who became stockholders of the Company upon the merger of such companies into the Company.


RESULTS OF THE MERGER

    As the result of the merger, Resources and Group S will be merged into the Company which will emerge from the merger with:

    - 18,300,164 shares of Common Stock issued and outstanding (after giving effect to transactions involving the future issuances of stock, including the Tabor transaction and the Moen Agreement described under "Recent Developments");

    - 363 contiguous claims containing approximately 26,000,000 tons of gold mineral deposits that do not qualify as reserves or resources. Such deposits are based on 31 diamond drill core holes and 18 rotary drill holes for approximately 15,600 combined feet. The mineralized intercepts have an average length of 74 feet, with an average grade of .0615 ounces per ton.


      Mineralized material or a mineral deposit is a mineralized body which has been delineated by appropriate drilling and/or underground sampling to support a sufficient tonnage and average grade of metal(s). Under the standards of the Securities and Exchange Commission (the "Commission") such material or deposit does not qualify as a reserve until a comprehensive evaluation, based upon unit cost, grade, recoveries and other factors, concludes economic feasibility. Judged by this standard, the properties of the Company, Resources and Group "S" do not qualify as reserves or resources.



      There is no assurance that a commercially viable ore body (a reserve) exists in the mining properties until further appropriate drilling and/or underground sampling is done and an economic feasability study based on such work is concluded.


    - total assets of $9,657,815 and total liabilities and future obligations totalling $9,527,194, consisting of future rents and royalties due to landowners of $9,296,525 (after giving effect to the reduction of $3,000,000 of rents pursuant to the Moen Agreement described below under "Recent Developments"), and other liabilities of $230,669 (as of April 30,
      1996). See "FINANCIAL STATEMENTS"; and

    - the same two officers and seven directors of the Company as now hold office in the Company. See "ELECTION OF DIRECTORS".

       SUMMARY OF ACTUAL AND PRO FORMA COMBINED UNAUDITED FINANCIAL DATA ($000
                                     OMITTED)(1)

                                                            COMPANY     RESOURCES     GROUP S     COMBINED (2)
                                                          -----------  -----------  -----------  --------------
Assets..................................................       8,991        1,404          786        9,657
Liabilities.............................................         216          411          642          231(3)
Equity..................................................       8,774          993          144        9,427
Revenues................................................         3.5         31.2       --             34.7
Net Income (loss).......................................        (420)         (16)         (.8)       (405)

- ------------------------
(1) Balance sheet data as of April 30, 1996; income and loss data for the four months ended April 30, 1996.

(2) After adjustments. (See "FINANCIAL STATEMENTS").

(3) Does not include future rent and royalty obligations to landowners.


   SUMMARY OF ACTUAL AND PRO FORMA COMBINED FINANCIAL DATA ($000 OMITTED)(1)



                                                            COMPANY     RESOURCES     GROUP S     COMBINED (2)
                                                          -----------  -----------  -----------  --------------
Assets..................................................       8,310        1,919        1,288        8,992
Liabilities.............................................         359          942        1,143          427(3)
Equity..................................................       7,952          977          145        8,565
Revenues................................................         499          128            0          499
Net Income (loss).......................................      (2,322)           3          (10)      (2,329)


- ------------------------

(1) Balance sheet data as of December 31, 1995; income and loss data for the year ended December 31, 1995.



(2) After Adjustments eliminating intercompany transactions.



(3) Does not include future rent and royalty obligations to landowners.


OTHER MATTERS

    The Company will treat the merger as a non-taxable corporate reorganization, under the federal Internal Revenue Code, as amended, and neither the Company nor its stockholders will be required to recognize any gain or loss for federal tax purposes. However, it has not sought and will not receive a legal opinion to this effect. The stockholders of the Company are not entitled to appraisal or dissenter's rights under Delaware law.

            SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The table below sets forth information, as of June 1, 1996, with respect to the beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock (including for this purpose shares purchasable pursuant to underlying stock options and at a price below the current market value of such shares), by each director of the Company, by each named executive officer, and by all officers and directors of the Company as a group. Unless otherwise noted, each stockholder has sole investment and voting power over the shares owned.

                                                                     SHARES                          SHARES
                                                                  BENEFICIALLY       PERCENT      BENEFICIALLY       PERCENT
NAME OF BENEFICIAL OWNER             RELATIONSHIP TO COMPANY       OWNED (1)            %           OWNED (2)           %
- ----------------------------------  -------------------------  ------------------  -----------  -----------------  -----------
Hanover Resources, Inc. ..........  Affiliated Company            3,625,000             20.87          None(3)           None
  P.O. Box B
  Roslyn, NY
N.A. Degerstrom ..................  Director                      6,000,000(4)          34.54     6,000,000(4)          32.18
  North 3303 Sullivan Rd.
  Spokane, WA 99210
Frank Duval ......................  Affiliate                     1,583,100(5)           9.11     1,583,100(5)           8.49
  1000 Northwest Blvd.
  Coeur d' Alene, ID 83814
Fred R. Schmid ...................  Director                      4,183,056(6)(8)       24.08     2,841,185(6)(8)       15.24
  P.O. Box B
  Roslyn, NY 11576
Nicholas S. Young ................  Director(7)                     175,000(8)           1.01       388,128(8)           2.08
  26 Glen Avon Drive
  Riverside, CT 06878
Laurence Steinbaum ...............  Director                        155,780(8)           0.90       308,873(8)           1.66
  P.O. Box 586
  New Vernon, NJ 07976
James A. Fish ....................  President, CEO and               43,000              0.25        43,000               .23
  North 3303 Sullivan Rd.            Director
  Spokane, WA 99210
Pierre Gousseland ................  Director                        140,000(8)           0.81       140,000(8)            .75
  4 Lafayette Court
  Greenwich, CT 06830
F. D. Owsley .....................  Director                         29,000              0.17        29,000              0.16
  2465 Cherry Hill Road
  Coeur d' Alene, ID 83814
All Officers, Directors
  and Affiliate as a Group
  (8 persons).....................  Record and Beneficial        10,653,836(9)          61.33     9,578,186(9)          51.38

- ------------------------
(1) After attributing all shares of Resources to Fred Schmid.

(2) After attributing shares of Resources to the stockholders of Resources based on their respective holdings of shares of Resources and giving effect to the merger of Resources into the Company and the issuance of 1,271,110 shares representing the merger value of Resources. See "PROPOSED MERGER".

(3) The shares of the Company owned by Resources will be acquired by the Company upon its merger with Resources. The Company will, however, issue the same number of shares to the stockholders of Resources in the merger, and they are reflected in the above table as owned by those persons.

(4) The foregoing table attributes to Mr. Degerstrom all of the shares of the Company that have been purchased by him and his permitted assigns through the date of this Proxy Statement pursuant to the Securities Purchase
    Agreement dated June 1, 1995, as amended (the "Securities Purchase Agreement") between the Company and Mr. Degerstrom, including the additional shares that he is committed to purchase at various times through October 16, 1996 at a price of $.50 per share. 2,857,142 shares now owned by Mr.
    Degerstrom and his permitted assigns were purchased for $0.35 per share; 1,600,000 of such shares were purchased for $.50 per share; 1,000,000 shares were purchased for $1.00 per share; and 542,858 additional shares will be purchased at the price of $0.50 per share. When the additional 542,858 shares are purchased, Mr. Degerstrom will be the beneficial owner of 6,000,000 shares, representing 32.18% of the Common Stock of the Company to be outstanding (after giving effect to the merger).

    Although all shares purchased by Mr. Degerstrom and his assigns are shown in the table above as beneficially owned by Mr. Degerstrom, Schedule 13D dated June 20, 1995, as amended through the date of this Proxy Statement, filed by Mr. Degerstrom states that 2,623,142 of such shares have been registered in Mr. Degerstrom's and his company's own name as of the date of this Proxy Statement. Schedule 13D filed by Mr. Degerstrom and his permitted assigns also states that neither he nor any of his assigns, all of whom are identified as reporting persons in the Schedule 13D, controls the voting or disposition of any shares of Common Stock of the Company other than those shares owned by each such person, and on this basis Mr. Degerstrom disclaims beneficial ownership of the shares owned by his assigns.

(5) Although Mr. Duval has not been elected to office as an executive officer or director of the Company, by virtue of his activities in the name and on behalf of the Company, he may be deemed to be an affiliate of the Company. In addition, according to the Schedule 13D, filed by N. A. Degerstrom and Mr. Duval, they have an understanding pursuant to which Mr. Duval may purchase up to one-half of the shares of Common Stock of the Company acquired by Mr. Degerstrom in his own name under the Securities Purchase Agreement, at a price equal to the price paid by Mr. Degerstrom for such shares. Such understanding presently encompasses 1,311,673 shares of Common Stock, which is one-half of the number of shares acquired by Mr. Degerstrom, personally, pursuant to the Securities Purchase Agreement as of the date of this Proxy Statement, but could increase if and when Mr. Degerstrom purchases additional shares pursuant to the Securities Purchase Agreement. Such understanding has not been memorialized by agreement or other writing as of the date of this Proxy Statement.

    Mr. Duval was one of several defendants named in a civil administrative proceeding initiated by the Commission in 1988 alleging violations of certain of the reporting provisions of the Securities Exchange Act of 1934. Mr. Duval settled such proceedings in 1988 by consenting to the entry of a permanent injunction prohibiting further violations, without admitting or denying any of the Commission's allegations, and without a finding that any violation occurred. The events leading to the administrative proceeding occurred while Mr. Duval was a consultant to Pegasus Gold Inc., a major North American gold mining company.

    In 1991, Star Phoenix Mining Company, an Idaho corporation with whom Mr. Duval was affiliated as president, a director and a significant shareholder, filed for protection from creditors under federal bankruptcy law following the termination by Hecla Mining Company of a lease and option agreement between Star Phoenix and Hecla covering the mining properties in Shoshone County, Idaho Star Phoenix was then operating. Star Phoenix subsequently brought suit against Hecla in Shoshone County (Idaho) District Court for breach of the lease and option agreement, and in 1994 obtained a $20 million judgment against Hecla which is now pending appeal before the Idaho Supreme Court. Mr. Duval was also one of several guarantors of indebtedness incurred by Star Phoenix. As a consequence of the bankruptcy, certain creditors of Star Phoenix brought suit against Mr. Duval predicated on these guaranties, and obtained judgments against Mr. Duval which have not yet been fully satisfied and are presently the subject of further bankruptcy court review.

(6) Fred R. Schmid is a principal officer, director and stockholder of Resources, is able to control the decisions of Resources and may be deemed to have a beneficial interest in the 3,625,000 shares of the Company owned by Resources. Such shares, when added to the 133,056 shares of the Company owned by Mr. Schmid and the shares underlying the stock options held by Mr. Schmid and his son, Stephen (see note (8) below) total 4,183,056 shares beneficially owned by him. The 3,625,000 shares of the Company owned by Resources are to be acquired by the Company in the merger of Resources, and such shares will be extinguished. However, in the merger the Company will issue the same number of shares to the stockholders of Resources, of which Mr. Schmid will receive only 325,000 shares. Such 325,000 shares, when added to the 133,056 shares of the Company he presently owns and the shares underlying the stock options held by Mr. Schmid and his son, Stephen (see note (8) below), represent 15.24% of the Company's outstanding Common Stock. The shares shown in the table above as beneficially owned by Mr. Schmid include 1,958,129 shares of the Company that other members of the Schmid family will receive upon the merger of Resources into the Company, and Mr. Schmid disclaims any beneficial interest in all such shares.

(7) Also a director of Resources.

(8) The beneficial ownership of shares by Messrs. Schmid, Young, Steinbaum and Gousseland includes shares underlying stock options heretofore granted to them under the Company's 1995 Stock Option Plan, which is subject to stockholder approval. See "The 1995 STOCK OPTION PLAN". The following shares underlie stock options granted to such directors in 1995:

                     250,000
Fred R. Schmid       shares
                     175,000
Stephen J. Schmid    shares
                     150,000
Nicholas Young       shares
                     125,000
Lawrence Steinbaum   shares
                     100,000
Pierre Gousseland    shares

(9) The totals include all of the shares attributed to Mr. Schmid (including his family's shares) and all of the shares attributed to Mr. Degerstrom (including his permitted assigns' shares).

                            ------------------------

    The following table sets forth information as of June 1, 1996, with respect to the beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, by each director of the Company, by each named executive officer and by all officers and directors as a group, assuming the merger of Resources and Group S into the Company as of such date. Unless otherwise noted, each stockholder has sole investment and voting power over the shares owned.

                                                            NUMBER OF SHARES     NUMBER OF COMPANY
                                                             OF THE COMPANY     SHARES BENEFICIALLY    PERCENTAGE OF
NAME AND ADDRESS OF                    RELATIONSHIP TO         ACQUIRED IN        OWNED AFTER THE      SHARES TO BE
  BENEFICIAL OWNER                         COMPANY             THE MERGER             MERGER          OUTSTANDING (1)
- ----------------------------------  ----------------------  -----------------  ---------------------  ---------------
N.A. Degerstrom ..................  Director                            0          6,000,000(2)              30.55
  North 3303 Sullivan Rd.
  Spokane, WA 99210
Frank Duval ......................  Affiliate                           0          1,583,100(3)               8.06
  1000 Northwest Blvd.
  Coeur d' Alene, ID 83814
Fred R. Schmid ...................  Director                    2,666,887(4)       3,224,943(4)(5)           16.42
  P.O. Box B
  Roslyn, NY 11576
Nicholas S. Young ................  Director                      331,179            719,307(5)               3.66
  26 Glen Avon Drive
  Riverside, CT 06878
Laurence Steinbaum ...............  Director                      133,983            442,856(5)               2.27
  P.O. Box 586
  New Vernon, NJ 07976
James A. Fish ....................  President, CEO and                  0             43,000                  0.25
  North 3303 Sullivan Rd.            Director
  Spokane, WA 99210
Pierre Gousseland ................  Director                       50,017            190,017(5)               0.97
  4 Lafayette Court
  Greenwich, CT 06830
F. D. Owsley .....................  Director                            0             29,000                  0.15
  2465 Cherry Hill Road
  Coeur d' Alene, ID 83814

- ------------------------
(1) Based on 19,643,022 shares, including 800,000 shares underlying outstanding stock options and 542,858 shares to be purchased by Mr. Degerstrom and his assigns.

(2) See note (4) to the first table under this heading.

(3) Consists of shares of the Company's Common Stock that Mr. Duval is entitled to acquire from N. A. Degerstrom, a director of the Company, pursuant to an understanding between them. See notes (4) and (5) to the first table under this heading and "TRANSACTIONS WITH THE N.A. DEGERSTROM GROUP" below.

(4) The shares to be owned by Mr. Schmid includes 425,000 shares underlying stock options held by Mr. Schmid and his son, Stephen, and 325,000 shares that he will receive as a stockholder of Resources upon its merger into the Company. In addition, members of Mr. Schmid's family beneficially own shares of Resources and Group S, for which they will receive 2,341,887 shares of the Company's Common Stock if and when Resources and Group S are merged into Company, giving them 11.9% of the Common Stock to be outstanding. Mr. Schmid disclaims any beneficial interest in the shares owned and to be owned by members of his family.

(5) See note (8) to the first table under this heading.

                                PROPOSED MERGER

BACKGROUND


    Since 1992, the boards of directors of the Company, Resources and Group S have discussed merging Resources and Group S into the Company. However, there was no basis for determining the value of their respective properties, a key factor in determining the terms of a merger, until Kennecott Exploration Company ("Kennecott") participated in a mining venture involving the properties of the Company, Resources and Group S. See "Properties of the Company." From 1992 to 1995, Kennecott conducted exploration activities on the properties, and representatives of the Company, Resources and Group S were able to identify potential mineralized gold deposits of approximately 26,000,000 tons and an average grade of .0615 ounces per ton on the companies' properties by using Kennecott's exploration data. After discussions with independent mining personnel and industry executives, such representatives were able to estimate the mineral values of the companies' properties and thereby establish a basis for the merger. In addition to Henry Follman, the Company's geological engineer, representatives of the Company, Resources and Group S discussed estimated mineral values of the properties with William T. Marston, an independent mining engineer, J. David Mason, an independent mining consultant, and senior officers of Kennecott, Latin-American Gold Company and Royal Gold Company. Discussions with potential joint venture partners convinced the companies' managements that the consolidation of their respective claims under single ownership would improve opportunities for strategic alliances with larger mining companies and would be better understood by the investment community and the Company's stockholders. To date, no joint venture agreements have materialized. On April 18, 1995, the Company's Board approved the merger of Resources and Group S with the Company.


REASONS FOR THE MERGER

    In taking action to approve the merger, the Company's Board (and the boards of directors of Resources and Group S) took into account a number of considerations, the principal one being that the consolidation of their respective mining properties under one ownership would facilitate more efficient and economic exploration and development activities. Although the companies' properties are contiguous, separate ownership and disparate contractual relationships among the three companies have impeded comprehensive financing and mine development plans. Management expects the consolidation of the properties through the proposed merger to facilitate progress in this area, to simplify the Company's accounting and recordkeeping, and to make the Company better known to financing sources from whom capital may be solicited and to other mining companies with whom joint venture or other strategic alliances may be sought for the development of the properties. The proposed merger is also expected to strengthen the Company's leverage, and thereby enhance its negotiating position for acquiring other mining properties, in the Alder Gulch area. There can be no assurance that the consolidation of the properties will achieve all or any of the goals described.

OUTLINE OF THE MERGER

    The Merger Agreement is included in this Proxy Statement as Exhibit 10(v). Under the terms of the merger, the Company will issue 5,895,486 shares of Common Stock of the Company upon the conversion of, and in exchange for, the outstanding capital stock of Resources and Group S. Resources stockholders will receive 4,896,110 shares, consisting of 3,625,000 shares (which will be exchanged for the same number of shares of the Company that are currently owned by Resources and will be extinguished) and 1,271,110 additional shares. Group S stockholders will receive 999,376 shares (which reflects a reduction of 193,220 shares that will offset the Company's cash advances to Group S.) Therefore, the number of additional shares to be issued upon the merger of Resources and Group S into the Company will be 2,270,486 shares of the Company's Common Stock.

    The Company did not obtain an independent financial adviser to express an opinion on the fairness of the proposed merger.

    FRED R. SCHMID AND NICHOLAS S. YOUNG ARE MEMBERS OF THE BOARDS OF DIRECTORS OF THE COMPANY, RESOURCES AND GROUP S. LAWRENCE STEINBAUM AND PIERRE GOUSSELAND, DIRECTORS OF THE COMPANY, ARE SUBSTANTIAL STOCKHOLDERS OF RESOURCES AND/OR GROUP
S. MESSRS. SCHMID (INCLUDING MEMBERS OF HIS FAMILY),

YOUNG, STEINBAUM AND GOUSSELAND COLLECTIVELY OWN APPROXIMATELY 58% OF RESOURCES AND APPROXIMATELY 85% OF GROUP S. DUE TO SUCH RELATIONSHIPS AND THE RESULTANT CONFLICTS OF INTEREST, THE MERGER TERMS WERE NOT NEGOTIATED AT ARMS-LENGTH. THE TERMS OF THE MERGER MAY BE MORE OR LESS FAVORABLE TO THE COMPANY AS THEY MIGHT OTHERWISE HAVE BEEN HAD THE COMPANY DEALT WITH UNAFFILIATED PARTIES.

    If the merger is approved, the Company's mining properties will consist of 363 contiguous claims, gold-bearing mineral deposits. Mineralized material or a mineral deposit is a mineralized body which has been delineated by appropriate drilling and/or underground sampling to support a sufficient tonnage and average grade of metal(s). Under the standards of the Commission, such material or deposit does not qualify as a reserve until a comprehensive evaluation, based upon unit cost, grade, recoveries and other factors, concludes economic feasibility. Judged by this standard, the Company's properties do not qualify as reserves or resources.

    THERE IS NO ASSURANCE THAT A COMMERCIALLY VIABLE ORE BODY (A RESERVE) EXISTS IN THE MINING PROPERTIES UNTIL FURTHER APPROPRIATE DRILLING AND/OR UNDERGROUND SAMPLING IS DONE, AND AN ECONOMIC FEASIBILITY STUDY BASED ON SUCH WORK IS CONCLUDED.

DETERMINATION OF SHARES TO BE ISSUED

    In determining the number of shares of the Company's Common Stock to be issued in the merger of Resources and Group S into the Company, the Board considered three factors; namely, each company's investment in the properties, the estimated mineral value of the properties held by it, and (in the case of Resources) the existing ownership by Resources of 3,625,000 shares of the Company's Common Stock.

    INVESTMENT IN THE PROPERTIES. As reflected on the balance sheets of Resources and Group S as of December 31, 1995, attached to this Proxy Statement, their combined capitalization of approximately $1.4 million represents cash investments made in these two companies over a period of three years. The proceeds of such investments, of which 84.92% was attributed to Resources and 15.08% was attributed to Group S, were used to acquire and maintain their respective properties. The merger provides for the issuance of Common Stock for the capitalized value of the companies at the rate of approximately $1.50 per share. (That price represents a discount of 6% from the $1.60 price of the Common Stock publicly offered by the Company in 1993 and 1994 and approximates the market value of the Company's stock prior to Kennecott's announced withdrawal from the mining venture. See "Properties of the Company". Following the announcement of Kennecott's withdrawal, the market price fell substantially; it was $0.625 per share at the time the merger was approved by the Board of the Company.) The use of the price of $1.50 per share as applied to the $1.4 million capital investment yields approximately 930,000 shares of the Company's Common Stock.


    ESTIMATED NOMINAL MINERAL VALUE OF THE PROPERTIES. The Kennecott exploration data indicated that the properties of Resources and Group S contained gold-bearing mineral deposits, of which approximately 60% were indicated on Group S' claims and 40% were indicated on Resources' claims. Kennecott's exploration and other activities were conducted over a period of approximately three and one-half years, commencing in the spring of 1992, and based upon such activities and Kennecott's reports of tonnages and grades, the Company's own engineers allocated the mineralized deposits among the Company, Resources and Group S, based on the location of such deposits and ownership of claims. The Company has not sought an independent valuation of the properties to validate Kennecott's data. Based on the information derived from Kennecott's work on the properties of Group S and Resources (see "Properties of Resources" and "Properties of Group S"), the nominal mineral value of the properties was estimated, with an allowance for anticipated losses resulting from mining methods and beneficiation or preparation. The properties of

Resources and Group S were estimated to have a combined nominal mineral value of $8 million. (1) The estimated nominal mineral value may not be accurate because the Company did not obtain a current appraisal of the properties, and there is no assurance that a commercially viable ore body (a reserve) exists in the mining properties until further appropriate drilling and/or underground sampling is done, and an economic feasibility study based upon such work is concluded.



    The  foregoing  nominal  mineral  valuation  is  solely  to  determine   the
appropriate exchange ratios between the Company adn Resources adn Group S for the purpose of the merger. Such valuations will not appear in other filings by the Company or be used for other purposes such as future offerings or resale purposes.


    In determining the number of shares to be issued for the estimated mineral value of the properties, the Company deducted the number of shares to be issued for the investments in the properties made by Group S and Resources (930,000 shares) multiplied by $3.00 per share (2), approximately $2.8 million, leaving a balance of $5.2 million for the estimated mineral value of the properties. That value in Company shares (valued $3.00 per share) resulted in the proposal to issue 1,052,352 additional shares for the estimated mineral value of the properties of Group S and 687,648 additional shares for the estimated mineral value of the properties of Resources. Because the Company already controls 30% of Resources' properties, the 687,648 shares were reduced by 206,294 shares. As the result of such reduction, the Company is issuing 1,533,706 shares for the mineral value of the properties of Group S and Resources.

    RESOURCES' OWNERSHIP OF COMPANY STOCK. Resources currently owns 3,625,000 shares (representing 23%) of the Company's Common Stock outstanding as of June 1, 1996. As part of the merger consideration, the Company will issue to the stockholders of Resources 3,625,000 shares, and the 3,625,000 shares of the Company currently held by Resources will be extinguished.

    EFFECT ON THE STOCKHOLDERS OF RESOURCES. 2,137,971 shares of Resources are currently outstanding. Resources stockholders will receive 4,896,110 shares of the Company's Common Stock, including, in effect, the 3,625,000 shares of the Company currently held by Resources (resulting in the issuance of 1,271,110 additional shares by the Company, which is considered the "merger value" of Resources). The 4,896,110 shares will be distributed to Resources stockholders as follows:

    The 3,625,000 shares of the Company will be exchanged, in effect, for 2,137,971 outstanding shares of Resources at the rate of 1.69553 shares of the Company for each share of Resources. Fred R. Schmid has waived his right to participate in the 1,271,110 additional shares of the Company's Common Stock to be issued to the stockholders of Resources (representing the "merger value" of Resources). Therefore, the remaining holders of Resources shares will receive all of the 1,271,110 shares of the Company's Common Stock to be issued in the merger of Resources, at the rate of 0.65309 shares of the Company for each share of Resources, so that the overall exchange ratio for all stockholders of Resources, except Mr. Schmid, is 2.34862

- --------------

(1) If, mining property consists of staked claims or concessions, with no work having been performed, the mining industry would value such property at cost of acquisition. If the amount of claims work consists of core-drilling, trenching, geological and metallurgical testing which indicates but does not "prove" gold resources, the "indicated" resource is valued between $10 and $35 per ounce. The Company believes that its properties and the properties of Resources and Group S fall within this category and valuation range, even though the deposits are not classifiable as "resources" under prevailing Commission standards. Management valued the mineral content of the Resources and Group S properties at a nominal price of $10 per ounce because of the burden of the underlying landowner payment obligations and to reflect the conservative end of the range of values because of the less than arms-length nature of the merger.


(2) The approximate market value per share of the Company's stock when Kennecott was conducting its exploration work on Resources' and Group S' properties under the mining venture agreement (see "Mining Claims of Resources and Group S"), and when many investors became stockholders of the Company.

shares of the Company for each share of Resources. Fred R. Schmid and members of his family will receive 2,283,129 shares in the merger of Resources into the Company. Such shares, together with the 558,056 shares currently owned by them in the Company and the shares underlying stock options held by Fred R. Schmid and Stephen J. Schmid, will represent 15.24% of the Common Stock of the Company to be outstanding after the merger with Resources.


    EFFECT ON THE STOCKHOLDERS OF GROUP S. 124,000 shares of Group S are currently outstanding. 90,090 of such shares are owned by Mr. Schmid's family. Group S stockholders will receive 999,376 shares of the Company's Common Stock in the merger, after giving effect to the reduction of 193,220 shares to eliminate advances of $477,254 from the Company to Group S. Mr. Schmid's family has agreed to use a portion of its shares to absorb that reduction. Accordingly, the exchange ratio for all stockholders of Group S, other than the Schmid family, is 23.85 shares of the Company for each share of Group S. The exchange ratio for the Schmid family, which is receiving 383,758 shares of the Company in exchange for its Group S shares, is only 4.26 to 1.

    In summary, the Company is issuing 2,270,486 additional shares of Common Stock to acquire both Resources and Group S (1,271,110 shares for Resources and 999,376 shares for Group S).


    Based upon all of the above described factors, the issuance of a total of 5,895,486 shares (including the 3,625,000 shares to be distributed to the stockholders of Resources) of the Company's Common Stock was approved by the Board of Directors for acquiring Resources and Group S by merger. Mr. Fred R. Schmid and members of his family will receive a total of 2,666,887 shares from the merger of Resources and Group S into the Company, and they will own a total of 3,224,943 shares, representing 16.42%, of the outstanding Common Stock of the Company, after giving effect to merger.


    THE COMPANY DID NOT RETAIN AN INDEPENDENT FINANCIAL ADVISOR TO EXPRESS AN OPINION ON THE FAIRNESS OF THE PROPOSED MERGER WITH RESOURCES AND GROUP S FROM THE PERSPECTIVE OF THE COMPANY'S MINORITY STOCKHOLDERS. instead, the company's directors reached the conclusion that the transaction was fair by approving the valuation procedure described above; namely, a procedure which credited the target companies (Resources and Group S) with the amounts they actually invested to acquire and maintain the various mining claims held by them and with the estimated mineral value of such claims (by applying the lower end of an industry-wide standard for valuing mineralized gold deposits but not proven reserves) to reflect the future royalties applicable to such claims.

OTHER RESULTS OF THE MERGER

    As part of the merger, all intercompany agreements will be acquired by the Company but its obligations under such agreements will be terminated. By virtue of such agreements, the Company will realize the following benefits:

    Under the Mineral Sublease and Purchase Option Agreement dated July 31, 1990 between Resources and the Company, the Company's obligation to pay a $10,000 minimum monthly royalty payment will be eliminated. Under the Claim Option Agreement dated December 20, 1990 between Resources and the Company, the Company will acquire five claims but will not be required to pay the $450,000 option payment due December 20, 1996. Under the Assignment Agreement dated February 20, 1992 between Resources and the Company, the Company will acquire all of Resources interest in 28 claims, but will not be required to give Resources 70% of all the gold and silver product mined from the claims or to pay a $15,000 per month management fee commencing January, 1997. Under the Mineral Sublease Agreement dated August 31, 1993 between Group S and the Company, the Company's obligation to pay a 20% net profits interest in cash or in kind to Group S from the sale of products sold from the Apex Claim will be eliminated. See also "THE COMPANY, RESOURCES AND Group S IN COMBINATION" elsewhere in this Proxy Statement.

OTHER FACTORS RELEVANT TO THE MERGER

    The Company's principal office is now located at 1000 Northwest Boulevard, Suite 100, Coeur d'Alene, Idaho 83814 and its telephone number is 208-664-4653. The Company has two elected officers, James A. Fish, its President and Chief Executive Officer, and Wayne Schoonmaker, its Secretary and Treasurer. Both Resources and Group S are affiliates of the Company, and their businesses are managed by Fred R. Schmid from the same offices as the Company's former New York office. On December 29, 1995, the stockholders of Resources and Group S voted in favor of the merger of those companies into the Company on the terms and conditions described above.

    The businesses and properties of the Company, Resources and Group S are described in detail below under "Properties of the Company"; "Properties of Resources" and "Properties of Group S". The effects of the merger on certain affiliated persons are discussed under "EFFECT OF PROPOSED TRANSACTIONS ON CERTAIN PERSONS".

    ACCOUNTING TREATMENT. Although the Company will account for the merger as a purchase (and not as a pooling of interests), because of the affiliation of the companies, the assets to be acquired from Resources and Group S will be recorded by the Company at their respective costs, and such assets will be included in the Company's financial statements from the effective date of the merger.

    TAX CONSEQUENCES. The Company will treat the merger of Resources and Group S into the Company for federal income tax purposes, as a reorganization under
Section 368(a) of the federal Internal Revenue Code. Accordingly, neither the Company nor the stockholders of any of the constituent companies will be required to recognize any gain or other income or loss for federal income tax purposes from the merger itself. However, the Company has not sought and does not expect to receive an opinion of counsel to such effect, and stockholders are advised to consult their own tax advisors concerning their treatment under the Code and applicable state income tax laws.

    POSSIBLE RESALE OF SHARES. Resources and Group S are privately-owned companies. The Company did not register under the Securities Act of 1933, as amended (the "Securities Act") the shares of its Common Stock to be issued to the stockholders of such companies before they considered and voted in favor of the merger of Resources and Group S into the Company (in December 1995). However, if the Company's stockholders approve the merger of Resources and Group S into the Company and those companies are merged into the Company, the Company has undertaken promptly after the effectiveness of the merger to register under the Securities Act the shares of Common Stock that are to be issued to the stockholders of Resources and Group S. The Company will keep the registration statement current during the 18 months following the merger in order to enable such stockholders to publicly reoffer and sell such shares during that period in the over-the-counter market or otherwise.

    Upon the effectiveness of the Registration Statement, a total of 5,895,486 shares to be issued in the merger, representing 30% of the Common Stock of the Company to be outstanding, (including shares underlying outstanding stock options and shares purchasable at a price below the current market value of such shares) will be eligible for sale from time to time in the over-the-counter market. Sales of such stock and the potential for such sales could have a depressant effect on the market price of the Common Stock based on, among other things, the large addition to the public float and the relatively small number of market makers in the Common Stock.

    REGULATORY  MATTERS.    The Company  is  not  aware of  any  governmental or
regulatory approvals required for consummating the merger, other than compliance with applicable securities laws.

    FINANCIAL STATEMENTS. Reference is made to the Actual and Pro Form Combined Financial Statements of the Company, Resources and Group S herein and to the financial statements of the Company in its Annual Report on Form 10-K/A and its Quarterly Report for the first quarter of 1996 on Form 10-Q included in this Proxy Statement.

    LACK OF DIVIDENDS. Neither the Company, Resources or Group S has ever paid a cash dividend to its stockholders, and because of the Company's limited cash resources and its future cash requirements, the Board of the Company does not intend to declare any dividends for the foreseeable future.

    MARKET PRICES. The Company's Common Stock is traded in the NASDAQ SmallCap Market under the symbol "HVGO". During 1995, prior to the announcement of the proposed merger with Resources and Group S in April 1995, the reported high and low sale prices per share of the Company's Common Stock were $1.625 and $0.25, respectively. Following the announcement of the proposed merger, the reported high and low sale prices for such shares during the balance of 1995 were $2.50 and $0.81, respectively. During 1996 through May 24, the reported high and low sale prices for such shares were $2.00 and $1.00, respectively, and the last reported sale price for such shares on May 24 was $1.75.

    INAPPLICABILITY OF APPRAISAL RIGHTS. The stockholders of the Company do not have appraisal or similar rights of dissent with respect to the proposed merger.

             ACTUAL AND PRO FORMA COMBINED FINANCIAL STATEMENTS OF
                      THE COMPANY, RESOURCES, AND GROUP S

    On April 18, 1995 the Board of Directors of the Company approved the merger of two affiliated companies, Resources and Group S, subject to approval by shareholders of the three companies. All of the outstanding common stock of Resources is to be exchanged for 1,271,110 shares of the Company's Common Stock. In addition, Resources owns 3,625,000 shares of the Company's Common Stock. The Company will redeem these shares by the issuance of 3,625,000 shares of its Common Stock according to the terms of the merger. Additionally, the Company will issue 999,376 shares of its Common Stock for all of the outstanding common stock of Group S.


    The transaction has been accounted for as a purchase. The accounting treatment follows the acccretion for the purchase of companies once common control whereby assets and liabilities are transferred at historical cost ("as of pooling").


    The following unaudited proforma, condensed consolidated balance sheet of the Company, as of April 30, 1996, and unaudited proforma condensed consolidated statement of income (loss) for the period then ended, is comprised of the historical balance sheet and the historical statement of income for the Company, and for Resources, and Group S, for the unaudited period January 1, 1996 to April 30, 1996. Such unaudited financial statements of Resources and Group S are included herein. The proforma financial statements reflect the acquisition and merger by the Company, of Resources and Group S, as adjusted to give effect to the other proforma adjustments described in the following footnotes. The unaudited proforma adjustments are based on conditions existing at the effective time and reflect the reorganization as if the merger of Resources and Group S with the Company, had been consummated at April 30, 1996. The Company has not had any significant, material transactions between March 31, 1996 (see the Company's Quarterly Report on Form 10-Q for its first quarter) and April 30, 1996. Inter-Company transactions and balances have been eliminated in consolidation. These proforma statements should be read in conjunction with the notes thereto immediately following the proforma statement of income and loss. In accordance with Rule 11.02 of the Commission's Regulation S-X, a proforma profit and loss statement of the companies is presented as if the merger had been consummated as of December 31, 1995.

    Separate financial statements of the Company are included in its Annual Report on Form 10-K/A and its Quarterly Report on Form 10-Q included elsewhere herein, and separate financial statements of Resources and Group S are included in this Proxy Statement starting after page 58.

                           HANOVER GOLD COMPANY, INC.

            UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET

                      FOR THE PERIOD ENDED APRIL 30, 1996

                                     ASSETS

                                                            HISTORICAL
                                          ----------------------------------------------             PROFORMA
                                                            HANOVER                       ------------------------------
                                          HANOVER GOLD     RESOURCES,                     ADJUSTMENTS FOR    COMBINED
                                          COMPANY, INC.       INC.       GROUP S LIMITED    COMBINATION    BALANCE SHEET
                                          -------------  --------------  ---------------  ---------------  -------------
Current Assets
  Cash..................................   $   122,842    $     16,049    $       8,801                     $   147,692
  Inventory.............................        29,494                                                           29,494
  Prepaid Expenses......................        64,762          11,000                                           75,762
  Prepaid Fees..........................             0           1,167                                            1,167
                                          -------------  --------------  ---------------                   -------------
    Total Current Assets................       217,098          28,216            8,801                         254,115
                                          -------------  --------------  ---------------                   -------------
Resource Properties Claims & Fixed
 Assets:
 Exploration, Eng., Site Dev............     2,225,106                                                        2,225,106
  Mining Properties.....................     5,559,831       1,342,720          292,838(2)       (125,000)    7,070,389
  Option................................            90                                 (1)            (90)            0
  Fixed Assets..........................       137,539                                                          137,539
  Accum Depreciation....................       (49,358)                                                         (49,358)
                                          -------------  --------------  ---------------  ---------------  -------------
  Total Resource Properties, Claims &
   Fixed Assets.........................     7,873,208       1,342,720          292,838                       9,383,676
                                          -------------  --------------  ---------------                   -------------
Other Assets:
  Reclamation Bonds.....................        19,924                                                           19,924
  Loan Receivables......................           100                                                              100
  Due from Group S......................       474,895          33,274                 (3)       (474,895)            0
                                                                                       (4)        (33,274)
  Due from Hanover Resources............       405,809                                 (5)       (405,809)            0
  Investment in Hanover Resources.......                                        485,038(6)       (405,809)            0
                                          -------------  --------------  ---------------                   -------------
    Total Other Assets..................       900,728          33,274          485,038                          20,024
                                          -------------  --------------  ---------------                   -------------
      Total Assets......................   $ 8,991,034    $  1,404,210    $     786,677                     $ 9,657,815
                                          -------------  --------------  ---------------                   -------------
                                          -------------  --------------  ---------------                   -------------
                                                      LIABILITIES
Current Liabilities
  Note & Loan Payable...................   $     6,565    $      5,247                                      $    11,812
  Accounts Payable......................       194,841                            9,215                         204,056
  Accrued Expenses......................        14,801                                                           14,801
  Due to Hanover Gold...................                       405,809          474,895(3)        474,895             0
                                                                                       (5)        405,809
  Due to Hanover Resources..............                                         33,274(4)         33,274             0
                                          -------------  --------------  ---------------                   -------------
    Total Current Liabilities...........       216,207         411,056          517,384                         230,669
                                          -------------  --------------  ---------------                   -------------
  Other Liabilities.....................                                               (1)             90
  Option Deposit........................             0              90          125,000(2)        125,000             0
                                          -------------  --------------  ---------------                   -------------
    Total Other Liabilities.............             0              90          125,000                               0
                                          -------------  --------------  ---------------                   -------------
      Total Liabilities.................       216,207         411,146          642,384                         230,669
                                          -------------  --------------  ---------------                   -------------
Stockholder's Equity:...................                                               (7)         21,379
  Common Stock..........................         1,470          21,379                 (7)           (127)        1,697
                                                                                       (8)           (100)
  Paid in Capital.......................    13,518,333       1,220,375          166,670(6)        485,038    14,170,425
                                                                                       (7)      1,220,375
                                                                                       (7)       (992,937)
                                                                                       (8)        166,670
                                                                                       (8)       (144,193)
                                                                                       (7)       (248,690)
  Retained Earnings (Loss)..............    (4,744,976)       (248,690)         (22,377)(8)        (22,377)   (4,744,976)
                                          -------------  --------------  ---------------                   -------------
  Total Equity Accounts.................     8,774,827         993,064          144,293                       9,427,146
                                          -------------  --------------  ---------------                   -------------
  Total Liabilities & Equity............   $ 8,991,034    $  1,404,210    $     786,677                     $ 9,657,815
                                          -------------  --------------  ---------------                   -------------
                                          -------------  --------------  ---------------                   -------------

                           HANOVER GOLD COMPANY, INC.

                   UNAUDITED PROFORMA CONDENSED CONSOLIDATED
                         STATEMENTS OF INCOME AND LOSS

                      FOR THE PERIOD ENDED APRIL 30, 1996

                                                          HISTORICAL                                   PROFORMA
                                        ----------------------------------------------  ---------------------------------------
                                                          HANOVER                                                 COMBINED OF
                                        HANOVER GOLD     RESOURCES,                         ADJUSTMENTS FOR        STATEMENT
                                        COMPANY, INC.       INC.       GROUP S LIMITED        COMBINATION        INCOME & LOSS
                                        -------------  --------------  ---------------  -----------------------  --------------
REVENUE
Sales.................................  $       3,511   $          0     $         0                              $      3,511
Royalty Income........................              0         31,252               0                                    31,252
                                        -------------  --------------  ---------------                           --------------
  Total Income........................          3,511         31,252               0                                    34,763
                                        -------------  --------------  ---------------                           --------------
EXPENSE
Cost of Goods Mine....................              0                                                                        0
Depreciation, depletion and
 amortization.........................         10,344                                                                   10,344
General & administrative..............        413,849         15,560             931                                   430,340
                                        -------------  --------------  ---------------                           --------------
  Total Expense.......................        424,193         15,560             931                                   440,684
                                        -------------  --------------  ---------------                           --------------
Gross Profit (Loss)...................       (420,682)        15,692            (931)                                 (405,921)
                                        -------------  --------------  ---------------                           --------------
Other Income & expenses
 Interest Income (Expense)............          1,005             90                                                     1,095
                                        -------------  --------------  ---------------                           --------------
  Total other income and expense......          1,005              0              90                                     1,095
                                        -------------  --------------  ---------------                           --------------
Net Income (Loss).....................  $    (419,677)  $     15,692     $      (841)                             $   (404,826)
                                        -------------  --------------  ---------------                           --------------
                                        -------------  --------------  ---------------                           --------------
Net loss per share....................  $       (0.03)  $       0.01     $     (0.01)                             $      (0.02)
Fully diluted weighted average common
 shares outstanding...................     13,890,339      2,137,970         124,000                                16,975,164
                                        -------------  --------------  ---------------                           --------------
                                        -------------  --------------  ---------------                           --------------

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)

                     NOTES TO UNAUDITED PROFORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS

                          PERIOD ENDED APRIL 30, 1996

    1 and 2. The options paid by the Company to the affiliated entities for the following claim groups are reversed:

    (I) Par value ($.0001) of 900,000 shares of common stock issued to Resources, pursuant to the Claim Option Agreement, dated December 31, 1990, giving the Company the option to acquire five claims adjacent to the Kearsarge Group of Claims, and:

    (ii) Elimination of the option fee paid to Group S Limited for the JTC, Randolph and 20% of the Apex claim group:

Hanover Resources, Inc. -- Option deposit........................  $      90
Group S Limited -- Option deposit................................    125,000
                                                                   ---------
Hanover Gold Company, Inc........................................  $(125,090)

    3 through 5. Elimination of the intercompany balances reflected on each companies records for advances made, and received in the normal course of business involving; landowner rental payments, working capital, engineering services and general administrative costs:

Group S -- Due to Hanover Gold...................................  $ 474,895
Hanover Gold -- Due from Group S.................................   (474,895)

Group S -- Due to Hanover Resources..............................  $  33,274
Hanover Resources -- Due from Group S............................    (33,274)

Hanover Resources -- Due to Hanover Gold.........................  $ 405,809
Hanover Gold -- Due from Hanover Resources.......................   (405,809)

    6. The proposed merger of Resources and Group S with the Company, necessitates the elimination of the investment account maintained by Group S for costs incurred on behalf of the Company, by offsetting its respective balance with the Company's equity account as follows:

Hanover Resources -- Paid in capital.............................  $ 485,038
Group S -- investment in the Hanover Resource's common stock.....   (485,038)

    7. Record extinguishment of Hanover Resources, Inc. capital accounts and retained loss upon merger with the Company, and record the issuance of 1,271,110 (4,896,110 -- 3,625,000) shares of the Company's common stock at par value, $.0001, for all of the outstanding common stock of Hanover Resources, Inc.:

Hanover Resources, Inc.     -- Common Stock.......................  $  21,379
                            -- Paid in capital....................  1,220,375
                            -- Retained Earnings..................   (248,690)
Hanover Gold Company, Inc.  -- Common Stock.......................       (127)
                            -- Paid in capital....................   (992,937)

    8. Record extinguishment of Group S capital accounts and retained loss upon merger with the Company, and record the issuance of 999,376 shares of the Company's common stock at par value, $.0001, for all of the outstanding common stock of Group S:

Group S Limited             -- Paid in Capital....................  $ 166,670
                            -- Retained Earnings..................    (22,377)
Hanover Gold Company, Inc.  -- Common Stock.......................       (100)
                            -- Paid in Capital....................   (144,193)

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)

                     NOTES TO UNAUDITED PROFORMA CONDENSED
                 CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                          PERIOD ENDED APRIL 30, 1996

    9. The estimated cost of the transaction for legal, accounting, printing and mailing costs, and filing fees, is $30,000, $30,000, $2,000, and $1,500, respectively for a total of $63,500. These cost are not reflected on the proforma balance sheet, and have not been accrued.

                    ACTUAL AND PRO FORMA COMBINED FINANCIAL
               STATEMENTS OF THE COMPANY, RESOURCES, AND GROUP S

    Set forth below are the profit and loss statements of the Company, Resources and Group S, each audited as of December 31, 1995, and a proforma combined profit and loss statement of all three companies prepared as though by December 31, 1995 such companies have already been merged together. Such financial statements should be read together with the note herein.

    Separate, audited financial statements of the Company, on Form 10-K/A, and Resources and Group S, as of December 31, 1995, are included in this proxy statement, and should be read in conjuction with this profoma profit and loss statement.

                           HANOVER GOLD COMPANY, INC.
            UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF
                                INCOME AND LOSS
                     FOR THE PERIOD ENDED DECEMBER 31, 1995

                                                    HISTORICAL                               PROFORMA
                                  ----------------------------------------------  ------------------------------
                                                    HANOVER                        ADJUSTMENTS       COMBINED
                                  HANOVER GOLD     RESOURCES,                          FOR         STATEMENT OF
                                  COMPANY, INC.       INC.       GROUP S LIMITED   COMBINATION    INCOME & LOSS
                                  -------------  --------------  ---------------  --------------  --------------
REVENUE
  Sales.........................  $     499,299   $               $         0                      $    499,299
  Royalty Income................                       128,000               (1)       128,000
                                  -------------  --------------  ---------------                  --------------
    Total Income................        499,299        128,000              0                           499,299
                                  -------------  --------------  ---------------                  --------------
EXPENSE
  Cost of Goods Mined...........      1,076,668                                                       1,076,668
  Depreciation, depletion and
   amortization.................         38,229                                                          38,229
General & administrative........        922,847        125,103         11,032(1)      (128,000)         930,982
Provision for bad debt..........        779,921                                                         779,921
                                  -------------  --------------  ---------------                  --------------
    Total Expense...............      2,817,665        125,103         11,032                         2,825,800
                                  -------------  --------------  ---------------                  --------------
    Gross Profit (Loss).........     (2,318,366)         2,897        (11,032)                       (2,326,501)
                                  -------------  --------------  ---------------                  --------------
Other Income & expenses
Interest Income (Expense).......         29,306            (75)           589                            29,820
Loss on Equipment sale..........        (32,509)                                                        (32,509)
                                  -------------  --------------  ---------------                  --------------
    Total other income and
     expenses...................         (3,203)           (75)           589                            (2,689)
                                  -------------  --------------  ---------------                  --------------
Net Income (Loss)...............  $  (2,321,569)  $      2,822    $   (10,443)                     $ (2,329,190)
                                  -------------  --------------  ---------------                  --------------
                                  -------------  --------------  ---------------                  --------------
Net loss per share..............  $       (0.20)  $       0.00    $     (0.07)                     $      (0.15)
Fully diluted weighted average
 common shares outstanding......     11,728,882      2,137,970        153,875                        15,920,164
                                  -------------  --------------  ---------------                  --------------
                                  -------------  --------------  ---------------                  --------------

FOOTNOTES TO UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND LOSS PREPARED AS IF THE THREE COMPANIES WERE MERGED AS OF DECEMBER 31, 1995.

(1) The intercompany royalty paid by the Company to the affiliated entity is reversed:

Hanover Resources, Inc. -- Royalty Income........................  $ 128,000
Hanover Gold Company, Inc. -- G&A................................  $(128,000)

HANOVER RESOURCES, INC.
SELECTED FINANCIAL DATA

    The selected consolidated financial data set forth below has been derived from, and should be read in conjunction with, Hanover Resources, Inc. (the "Company") audited financial statements. The selected financial data for the five years ended December 31, 1995 have been derived from the Company's audited financial statements appearing elsewhere in this proxy, which have been audited by Grossman, Tuchman & Shah, New York. The selected financial data should be read in conjunction with, and is qualified by such financial statements and the notes thereto.

    The selected financial data for the interim period ended April 30, 1996, has been derived from, and should be read in conjunction with, management's prepared unaudited financial statements.

SUMMARY OF CONSOLIDATED BALANCE SHEETS:

                                                                FOR THE YEARS ENDED DECEMBER 31,
                                      APRIL 30,    ----------------------------------------------------------
                                         1996         1995        1994        1993        1992        1991
                                     ------------  ----------  ----------  ----------  ----------  ----------
Working Capital (deficit)..........  $     28,216     (58,191)   (172,921)     63,007     (15,629)    (24,339)
Current assets.....................        28,216      34,345      75,621      64,161      27,313         686
Total assets.......................     1,370,936   1,919,103   1,898,811   1,564,532   7,667,914   7,655,107
Current liabilities................             0      92,536     248,542       1,154      42,942      25,025
Long-term obligations..............       377,872     849,195     957,167     601,704   6,597,596   6,762,209
Total liabilities..................       377,872     941,731   1,205,709     602,858   6,640,538   6,787,234
Stockholder's equity...............       993,064     977,372     693,102     961,674   1,027,376     867,873


SUMMARY OF CONSOLIDATED STATEMENTS OF OPERATIONS:



Royalty Income..............          0    120,000    120,000    120,000    120,000    120,000
Fee Income..................     31,252      8,000          0     50,000    135,262        748
Net income (loss)...........     15,692      2,822    (12,659)    (2,452)  (119,503)     9,234
Net income (loss) per
 share......................      0.070      0.001     (0.006)    (0.002)     0.100      0.008


MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
OVERVIEW

    On April 26, 1995, the Board of Directors of the Company approved the merger with Hanover Gold Company, Inc. ("Hanover Gold"). On December 29, 1995, the stockholders of the Company also approved the merger of their company with Hanover Gold. Under the terms of the merger, the Company's stockholders will receive 4,896,110 shares of common stock of Hanover Gold, consisting of 3,625,000 shares (which will be exchanged for the same number of shares that are currently owned by the Company, and which will be extinguished upon receipt by Hanover Gold) and 1,271,110 additional shares. In March of 1995, when Kennecott announced its withdrawal from the mining venture that the Company, Hanover Gold and Group S were parties to, it became apparent to the management of these companies that they must consolidate their property holdings to successfully attract another major mining partner for developing the Alder Gulch properties. Neither of these companies have sufficient cash resources to independently continue to explore and develop their claims. Hanover Gold was forced to curtail their exploration and development activities at the Kearsarge/Apex mines due to a lack of funds. Beginning in June 1995, and continuing through year-end, an investment was made by the N. A. Degerstrom group. Additionally, Hanover Gold had restructured its senior management team. Priority was given to consolidating the properties in the Alder Gulch under Hanover Gold's control and to attracting mining companies as potential joint venture partners. As of the date of this report, the merger of the Company with Hanover Gold continues to be of significant importance to the companies' management, and is awaiting a vote by the Hanover Gold shareholders. Discussions are underway with several North American mining companies who have expressed interest in a joint venture to explore and develop the Alder Gulch property area, including the Company's property.

RESULTS OF OPERATIONS


    APRIL 30, 1996 COMPARED TO APRIL 30, 1995. At April 30, 1996, the Company had working capital of $28,216, current assets of $28,216, and current liabilities of $0. This compares to current assets of $62,964 and current liabilities of $32,520, at April 30, 1995. The increase of $2,228 in working capital at April 30, 1996 is primarily attributable to an increase in cash and the elimination of payroll and payroll taxes and other operating costs in anticipation of the merger with Hanover Gold. Failing the approval of the merger by Hanover Gold stockholders, the Company would not be liable for the payment of Management's salaries that have been eliminated. Current assets consisted of $16,049 of cash, and $11,000 of prepaid taxes, and $1,167 of prepaid fees; the decrease in current assets is primarily attributable to a reduction in cash of $14,748 used in operations, and $20,000 reduction in prepaid taxes.



    Total assets of the Company at April 30, 1996 was $1,370,936, compared to $1,898,274 for the same period in the previous year. At April 30, 1996, the Company's total assets, net of current assets, was $1,342,720 which consisted of patented (deeded) claims. This compares to $1,835,310 at April 30, 1995 which is comprised of $1,278,480 in patented (deeded) claims, and $505,030 in receivables from affiliated companies, and $51,800 in loan receivable from shareholders. The $527,338 reduction in total assets was primarily due to $534,038 reduction in due from affiliates and an increase of $13,871 in cash.



    During the period January 1, 1996 to April 30, 1996, the Company had revenues of $31,252, which was fee income. This compares to revenues of $40,000 from royalty receipts for the same period ending April 30, 1995.



    For the period January 1, 1996 to April 30, 1996, the Company experienced net income from operations of $15,692, which was attributable to a decrease of $33,352 in payroll and payroll taxes and other operating costs when compared to the same period in 1995, and an increase in administrative and other expenses by $13,775, in anticipation of the proposed merger with Hanover Gold. This compares to a net income of $838 for the period January 1, 1995 to April 30, 1995.


    1995 COMPARED TO 1994. At December 31, 1995, the Company had working capital deficit of $58,191, current assets of $34,345, and current liabilities of $92,536. This compares to current assets of $75,621 and current liabilities of $248,542, at December 31, 1994. The decrease of $172,921 in the working capital deficit at year-end is primarily attributable to a $25,500 increase in accrued professional fees, and a decrease of $181,526 of payroll and payroll tax accruals. Current assets consisted of $2,178 of cash, and $31,000 of prepaid taxes; the decrease in current assets during the year is primarily attributable to a reduction in cash of $38,443 used in operations, and $4,000 reduction in prepaid taxes.

    Total assets of the Company at December 31, 1995 were $1,919,103, compared to $1,898,811 for the previous year. At year-end 1995, the Company's total assets, net of current assets, consisted of $1,342,720 in patented (deeded) claims, and $542,038 in receivables from affiliated companies and shareholders. This compares to $1,246,360 in patented (deeded) claims, and $576,830 in receivables from affiliated companies and shareholders. The increase of $96,360, which increased the patented (deeded) claim account, is attributable to capitalizing landowner rental payments made to the landowners of the claims during the year, and there was a slight increase of $34,792 in receivables from affiliated companies and shareholders.

    During the year ended December 31, 1995, the Company had revenues of $128,000, of which, $120,000 was from royalty receipts, and $8,000 was fee income. This compares to revenues of $120,000 from royalty receipts for the year ended December 31, 1994.

    For the year ended December 31, 1995 the Company experienced net income from operations of $6,897, which was attributable to a decrease of $50,091 in payroll and payroll taxes, an increase in professional fees of $14,922, a slight decrease of $1,026 in travel expenses, a $47,444 decrease in contract services and, a decrease in general and administrative expenses of $15,781. Additionally, the Company paid taxes of $4,000 and interest expense of $75.

    1994 COMPARED TO 1993. At December 31, 1994, the Company had working capital deficit of $172,921, current assets of $75,621, and current liabilities of $248,542. This compares to current assets of $64,161 and current liabilities of $1,154, at December 31, 1993. The increase of $235,928 in the working capital deficit at year-end is primarily attributable to a $230,388 increase in payroll and payroll tax accruals. Current assets consisted of $64,161 of cash; the increase in current assets during the year is primarily attributable to a reduction in cash of $23,540 used in operations, and a $35,000 increase in prepaid taxes.

    Total assets of the Company at December 31, 1994 were $1,898,811, compared to $1,564,532 for the previous year. At year-end 1994, the Company's total assets, net of current assets, consisted of $1,246,360 in patented (deeded) claims, and $576,830 in receivables from affiliated companies and shareholders. This compares to $1,141,240 in patented (deeded) claims, and $34,180 in receivables from affiliated companies and shareholders, and $338,771 in investment in affiliates. The increase of $105,120, which increased the patented (deeded) claim account, is attributable to capitalizing landowner rental payments made to the landowners of the claims during the year, and there was an increase of $275,875 in receivables from affiliated companies and shareholders.

    During the year ended December 31, 1994, the Company had revenues of $120,000, from royalty receipts. This compares to revenues of $170,000, from royalty receipts for the year ended December 31, 1993.

    For the year ended December 31, 1994 the Company experienced a net loss from operations of $2,452, which was attributable to an increase of $1,327 in payroll and payroll taxes, an decrease in professional fees of $24,501, a decrease of $21,573 in travel expenses, a $40,116 increase in contract services and, a decrease in general and administrative expenses of $14,416. Additionally, the Company paid taxes of $12,620 and interest expense of $22,942.

LIQUIDITY AND CAPITAL RESOURCES


    JANUARY 1, 1996 TO APRIL 30, 1996. Cash flow from operating activities from January 1, 1996 to April 30, 1996 reflected an increase of $13,871 in cash. The increase was attributable to a $16,000 decrease in prepaid taxes; a $1,167 increase in prepaid fees; an increase of $32,120 in patented (deeded) claims; a $412,000 decrease in due from stockholders; a $12,090 increase in due to affiliated companies; an a $40,536 decrease in accrued expenses.



    Cash flow from investing activities for the period was zero.



    Cash flow from financing activities for the period was zero.


    The Company has financed its operations primarily from royalty income it receives from Hanover Gold pursuant to a lease agreement, and from advances from its affiliates. Pending the merger of the Company and Hanover Gold, Hanover Gold has assumed responsibility for all landowner royalty payments, and has suspended making royalty payments to the Company.

    1995 COMPARED TO 1994. Cash flow from operating activities in 1995 reflected the use of $38,443 in cash. The increased use of cash was attributable to a decrease of $4,000 for prepaid taxes; an increase in prepaid fees of $1,167; an increase in patented deeded claims of $96,360; a decrease in shareholder loans of $63,800; an increase of $154,876 in receivables from affiliates; a decrease in accrued expenses of $156,006, which was primarily for payroll and payroll taxes; and a decrease in notes payable of $291,856 because the note holders converted their notes to common stock of the Company as per the terms of the note.

    Cash flow from investing activities during the year was zero.

    Cash flow from financing activities increase by $281,448 due to the conversion of the note to shares of the Company's common stock.

    1994 COMPARED TO 1993. Cash flow from operating activities in 1994 reflected a use of $23,540 in cash. The increased use of cash was attributable to an increase of $35,000 for prepaid taxes; an increase in patented deeded claims of $105,120; an increase in shareholder loans of $51,440; an increase of $129,624 in payables to affiliates; an increase in accrued expenses of $247,388, which was primarily for payroll and payroll taxes; and an increase in notes payable of $11,558.

    Cash flow from investing activities increased by $149,750 attributable to the proceeds from sale of Hanover gold warrants that the Company owned.

    There was no cash flow generated from financing activities.

SUPPLEMENTARY FINANCIAL INFORMATION

    The financial statements of the Company for the years ended December 31, 1995, and 1994 included elsewhere in this report, have been audited by Grossman, Tuchman, & Shah, CPA, New York.

GROUP S LIMITED

SELECTED FINANCIAL DATA

    The selected consolidated financial data set forth below has been derived from, and should be read in conjunction with, Group S Limited, (the "Company") audited financial statements. The selected financial data for the five years ended December 31, 1995 have been derived from the Company's audited financial statements appearing elsewhere in this proxy, which have been audited by Grossman, Tuchman & Shah, New York. The selected financial data should be read in conjunction with, and is qualified by such financial statements and the notes thereto.

    The selected financial data for the interim period ended April 30, 1996, has been derived from, and should be read in conjunction with, management's prepared unaudited financial statements.

SUMMARY OF CONSOLIDATED BALANCE SHEETS:

                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                               APRIL 30,   ------------------------------------------------------
                                                  1996        1995       1994       1993       1992       1991
                                               ----------  ----------  ---------  ---------  ---------  ---------
Working Capital (deficit)....................  $     (414)        427     36,385     22,332     10,773     30,622
Current assets...............................       8,801       9,642     36,385     22,332     11,523     30,622
Total assets.................................     786,677   1,288,282    623,272    494,701    204,527    207,386
Current liabilities..........................       9,215       9,215          0          0        750          0
Long-term obligations........................     633,169   1,133,933    425,695    293,195          0          0
Total liabilities............................     642,384   1,143,148    425,695    293,195        750          0
Stockholder's equity.........................     144,293     145,134    197,577    201,506    203,777    207,386

SUMMARY OF CONSOLIDATED STATEMENTS OF OPERATIONS:

Sales...............................          0          0          0        517        710        182
Net income (loss)...................       (841)   (10,443)    (3,929)    (2,271)    (4,319)    (1,284)
Net income (loss) per share.........     (0.007)    (0.080)    (0.080)    (0.050)    (0.090)    (0.030)

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
OVERVIEW

    On April 26, 1995, the Board of Directors of the Company approved the merger with Hanover Gold Company, Inc. ("Hanover Gold"). On December 29, 1995, the stockholders of the Company also approved the merger of their company with Hanover Gold. Under the terms of the merger, the Company's stockholders will receive 999,376 shares of common stock of Hanover Gold. In March of 1995, when Kennecott announced its withdrawal from the mining venture that the Company, Resources, and Hanover Gold were parties to, it became apparent to the management of these companies that they must consolidate their property holdings to successfully attract another major mining partner to develop the Alder Gulch properties. Neither of these companies have sufficient cash resources to independently continue to explore and develop their claims. Hanover Gold was forced to curtail their exploration and development activities at the Kearsarge/Apex mines due to a lack of funds. Beginning in June 1995, and continuing through year-end, an investment was made by the N. A. Degerstrom group. Additionally, Hanover Gold had restructured its senior management team. Priority was given to consolidating the properties in the Alder Gulch under Hanover Gold's control and to attracting mining companies as potential joint venture partners. As of the date of this report, the merger of the Company with Hanover Gold continues to be of significant importance to the companies' management, and is awaiting a vote by the Hanover Gold shareholders. Discussions are underway with several North American mining companies who have expressed interest in a joint venture to explore and develop the Alder Gulch property area, including the Company's property.

RESULTS OF OPERATIONS


    APRIL 30, 1996 COMPARED TO APRIL 30, 1995. At April 30, 1996, the Company had a working capital deficit of $414, current assets of $8,801, and current liabilities of $9,215. This compares to current assets of $32,955 and current liabilities of $0, at April 30, 1995. The decrease of $33,369 in working capital at April 30, 1996 compared to April 30, 1995, is primarily attributable to an increase in intercompany accounts with Resources, and an increase in landowner royalty payments. Current assets consisted of $8,801 of cash. The decrease in current assets during the year is primarily attributable to a reduction in cash of $24,154 used in operations and with affiliates.



    Total assets of the Company at April 30, 1996 were $786,677 compared to $619,842 at April 30, 1995. At April 30, 1996, the Company's total assets, net of current assets, consisted of $292,839 in patented (deeded) claims, and $485,038 in investment in Hanover Resources. This compares to $92,838 in patented (deeded) claims, and $494,049 in receivables from affiliated companies and shareholders. The increase of $200,001, which increased the patented (deeded) claim account, is attributable to capitalizing landowner rental payments made to the landowners of the claims during the year, while there was a decrease of $494,049 in receivables from affiliated companies and shareholders, and an increase of $485,038 in investment in Hanover Resources.



    During the periods from January 1, to April 30, 1995 and 1996, the Company did not have any operating revenue.



    For the period January 1, 1996 to April 30, 1996, the Company had a net loss from operations of $841, which was attributable to general and administrative expenses, and for the same period in 1995, the loss of $3,430 was primarily attributable to professional fees.


    1995 COMPARED TO 1994. At December 31, 1995, the Company had working capital of $427, current assets of $9,642, and current liabilities of $9,215. This compares to current assets of $36,385 and current liabilities of $0, at December 31, 1994. The decrease of $35,958 in working capital at year-end is primarily attributable to a $10,000 decrease in intercompany accounts with Hanover Gold, and approximately $13,000 spent on the claims. Current assets consisted of $9,642 of cash. The decrease in current assets during the year is primarily attributable to a reduction in cash of $26,743 used in operations.

    Total assets of the Company at December 31, 1995 were $1,288,282, compared to $623,272 for the previous year. At year-end 1995, the Company's total assets, net of current assets, consisted of $292,839 in patented (deeded) claims, and $500,764 in receivables from affiliated companies and shareholders. This compares to $92,838 in patented (deeded) claims, and $494,049 in receivables from affiliated companies and shareholders. The increase of $200,001, which increased the patented (deeded) claim account, is attributable to capitalizing landowner rental payments made to the landowners of the claims during the year, and there was a slight decrease of $6,715 in receivables from affiliated companies and shareholders.

    During the years ended December 31, 1995 and 1994, the Company did not have any operating revenue.

    For the year ended December 31, 1995 the Company had a net loss from operations of $10,443, which was attributable to an increase in professional fees of $9,215, a decrease in general and administrative expenses of $4,194.

    1994 COMPARED TO 1993. At December 31, 1994, the Company had working capital of $36,385, current assets of $36,385, and current liabilities of $0. This compares to current assets of $22,332 and current liabilities of $0, at December 31, 1993. The increase of $14,053 in the working capital at year-end is solely attributable to a $14,053 increase in cash.

    Total assets of the Company at December 31, 1994 were $623,272, compared to $494,701 for the previous year. At year-end 1994, the Company's total assets, net of current assets, consisted of $92,838 in patented (deeded) claims, and $494,049 in receivables from affiliated companies and shareholders. This compares to $256,764 in patented (deeded) claims, and $215,605 in receivables from affiliated companies and shareholders. The decrease of $163,925, in the patented (deeded) claim account, is attributable to reclassifying a portion of the previously capitalized landowner rental payments made to the landowners of the claims during previous years, and an increase of $278,444 in receivables from affiliated companies and shareholders.

    During the years ended December 31, 1994, and 1993, the Company did not have any operating revenues.

    For the year ended December 31, 1994 the Company experienced a net loss from operations of $3,929, which was attributable to general and administrative expenses of $6,011. Additionally, the Company paid taxes of $2,082.

LIQUIDITY AND CAPITAL RESOURCES


    APRIL 30, 1996 COMPARED TO APRIL 30, 1995. Cash flow from operating activities for the period January 1, 1996 to April 30, 1996 reflected the use of $841 in cash. The increased use of cash was attributable to an increase in administrative and office expenses of $506 over the same period during 1995.



    Cash flow from investing activities for both periods was zero.



    Cash flow from financing activities for both periods was zero.


    The Company has financed its operations primarily from equity raised when incorporated, and from advances from its affiliates. Pending the merger of the Company and Hanover Gold, Hanover Gold has assumed responsibility for all landowner royalty payments, and has suspended making advances to the Company.

    1995 COMPARED TO 1994. Cash flow from operating activities in 1995 reflected the use of $500,295 in cash. The increased use of cash was attributable to an increase of $363,925 in patented (deeded) claims; a decrease in accounts payable of $9,215; a decrease in due from affiliates of $334,443; an increase in shareholder loans of $41,700; and an increase of $534,038 in payables to affiliates.

    Cash flow from investing activities increased by $485,038 which was entirely the result of the Company's acquisition of Hanover Group, Inc. (See footnote number 6.)

    Cash flow from financing activities increased by $42,000 for the same reason as previously noted.

    1994 COMPARED TO 1993. Cash flow from operating activities in 1994 reflected a use of $14,053 in cash. The increased use of cash was attributable to an increase of $163,925 in patented deeded claims; and an increase of $145,943 in payables to affiliates.

    Cash flow from investing activities was zero.

    There was no cash flow generated from financing activities.

SUPPLEMENTARY FINANCIAL INFORMATION

    The financial statements of the Company for the years ended December 31, 1995, and 1994 included elsewhere in this report, have been audited by Grossman, Tuchman, & Shah, CPA, New York.

PROPERTIES OF THE COMPANY

    The Company was organized under the laws of Delaware corporation in 1984. On September 24, 1990, it acquired Hanover International Limited ("International") a corporation which held rights to a mineral claim (the "Kearsarge Claim") in the Virginia City Mining District of Southwestern Montana. Since acquiring International, through a series of agreements with its affiliates and third parties, the Company has acquired mining interests in 142 additional mineral claims subject in most cases to underlying royalty interests, and options to acquire five other claims in the Alder Gulch area of the Virginia City district. The Company also acquired from Bearcat Explorations, Inc., an unaffiliated Canadian gas and oil company (the former owner), its 30% interest in 34 claims (Kearsarge, 28 claims and 5 option claims), for 600,000 shares of Common Stock of the Company, and an option to purchase 171,000 additional shares for $3.00 per share prior to May 14, 1995 (which has expired without being exercised) and another option to purchase 500,000 additional shares of Common Stock for $10.00 per share prior to May 14, 1997. Claim payments are to be paid to landowners through June 1, 2000, and if such payments are made, the Company will acquire outright ownership of such claims or, in certain cases, the entire property interest of the former owner. If such payments are not made, the landowners are entitled to terminate the applicable agreements, and the claims and properties will revert to the owners. In 1992, the Company's interest in the claims was placed into

Hanover JV along with the claims owned by its affiliates, Resources and Group S. Each entity retained full ownership of its respective claim group. In 1992, Hanover JV entered into a mining venture agreement with Kennecott, a major mining company (the "Mining Venture Agreement").


    Under the Mining Venture Agreement, Kennecott undertook an exploration and development program on the Company's claims and the claims of Resources and Group S. The agreement provided that in exchange for a 51% interest in the mining claims and certain option rights, Kennecott would spend a total of $5.7 million in exploration, landowner payments, option payments, expenses payments and assignment payments incurred on the claims. From 1992 to 1995, Kennecott conducted exploration work on the claims in the mining venture and in the district and estimated potential mineralized gold deposits of approximately 26,000,000 tons and an average grade of .0615 ounces per ton in the district, of which approximately 91% were located on the claims held in Hanover JV. Under the terms of the Mining Venture Agreement, the Company had the right to mine certain claims independently of the mining venture, namely the Kearsarge and Apex Claims and five claims under option. If and when Kennecott produced a feasibility study, the claims being independently mined by the Company would become part of the mining venture, and Kennecott would become the operator and manager of the project. In the interim the Company was able to retain 100% of the gold it extracted from these claims, subject to underlying royalty obligations.


    On November 15, 1993, the Company entered into an Assignment of Lease and Option to Purchase with a third party lessor for the mining and mineral rights to the Randolph Claim, JTC Claim and 20% of the Apex Claim, for a cash payment of $250,000 in the first year and additional cash payments each year thereafter up to and including April 15, 1999, for total payments of $1,650,000. Underlying net smelter royalties to landowners range from 1% to 5% on these claims under certain conditions.

    On March 31, 1994, the Company completed its public offering which had commenced on April, 1993. A total of 4,135,600 shares of Common Stock were sold in the offering, from which the Company received gross proceeds of $6,616,960. The net proceeds from this offering were used to reopen the underground Kearsarge and Apex Mines; for exploration activities, including drilling, trenching, sampling, assaying, mapping, mining equipment purchases; transportation equipment purchases; royalty payments; to advance funds for the rehabilitation and exclusive use of a gravity and cyanide mill; to acquire additional claims; and for working capital. Ore was shipped to the mill for processing and gold production commenced during the third quarter of 1994. Kennecott had previously estimated that gold-bearing deposits existed in the area of the Kearsarge and Apex Mines which the Company had targeted for underground mining operations. The Company was not allowed to engage in large open pit mining and chemical processing of ore in the Alder Gulch area under the Mining Venture Agreement.

    Kennecott has advised the Company that it was withdrawing from the Mining Venture Agreement because it was unable to negotiate a mineral lease on certain adjacent properties which would have expanded the ore resource potential of the area of interest. Management of the joint venture had believed it was in the joint venture's best interest to seek the acquisition of the adjacent property, which would have enabled the Company to consolidate its properties with adjoining properties, thereby permitting the exploration and possible development of all such properties more or less at the same time. As a result of Kennecott's withdrawal from the mining venture all amounts due to the Company from Kennecott were canceled. Although Hanover JV became the sole owner of the claims, gold resource and exploration data as a consequence of the withdrawal, it also became solely liable for the payment obligations to landowners on the claims. As of April 30, 1996, such payment obligations, payable from 1996 to 2001, aggregated approximately $9,296,525 (after giving effect to the reduction of $3,000,000 of rents pursuant to the Moen Agreement described below under "Recent Developments"), of which the Company was responsible for approximately $5,896,525 and Group S was responsible for approximately $3,400,000. Group S also owes $19,300 for annual filing fees to the Bureau of Land Management on 193 unpatented claims. After Kennecott's withdrawal from the venture, because mining crews had not yet reached the higher grade underground ore and poor ground conditions and harsh winter weather were causing higher mining and handling costs, the Company suspended all mining and processing operations on the Kearsarge and Apex Mines. Also, by March 31, 1995, the

Company's cash and cash equivalents were only $342,254. Although the Company has received numerous inquires from major and junior mining companies expressing interest in the property and possible joint venture opportunities in the property held by Hanover JV, none has materialized into a contract to date.

    The Company recently completed a compilation of data generated by Kennecott and the Company on the Company's Kearsarge and Apex properties in Alder Gulch, located six miles from Virginia City, Montana. Kennecott had drilled eight diamond drill core holes, from the surface, to test mineralized structures known as the Big Vein and the Kearsarge Vein of the historic Kearsarge and Apex Mines. The Company drove an exploration-development level at the 7,000 foot elevation of the Kearsarge Mine and reopened two levels of the Apex Mine to evaluate the mineralization encountered by Kennecott's drilling. The Company drove approximately 3,000 feet of lateral and cross cut workings in the Kearsarge and the Apex Mines and drilled 23 diamond drill core holes along the Big Vein and Kearsarge Vein. The recent work included mapping and sampling of the workings, lithologic logging of all of the Company's drill holes and splitting and assaying all unassayed intervals of these holes. This work resulted in wider intercepts of ore grade mineralization and identification of the lithologies of the gold bearing intervals.

    The drill holes intercept mineralization over a strike length of 1,000 feet with a thickness that varies from 100 to 200 feet and a vertical extent of at least 480 feet. The vertically deepest hole ends in mineralization.
Mineralization is open in all directions, particularly depth and across stratigraphic section. Drill holes representative of the grades and thickness are tabulated below:

DRILL HOLE             FROM        TO        LENGTH       AU OPT
- -------------------  ---------  ---------  -----------  -----------
UGKS 1.............       95.0      135.0         40.0        0.061
UGKS 4.............       85.0      109.9         24.9        0.020
                         140.0      213.0         73.0        0.109
UGKS 5.............       55.0       75.8         20.8        0.076
                         114.7      191.0         76.3        0.115
UGKS 9.............       45.4       80.0         34.6        0.088
                         155.0      229.6         74.6        0.152
UGKS 11............       51.0      106.2         55.2        0.213
UGKS 12............        0.0      138.8        138.8        0.092
7000-1.............        5.5      103.9         98.4        0.222
7000-3.............        9.6      110.4        100.8        0.379
7000-6.............        5.0       88.6         83.6        0.094
KS 1...............      305.0      507.0        202.0        0.191
KS 2...............      313.0      383.0         70.0        0.051
                         428.0      453.0         25.0        0.135
                         465.0      507.0         42.0        0.157
KS 4...............      311.0      371.0         60.0        0.031
KS 5...............      404.0      479.0         75.0        0.094
KS 8...............      295.0      480.0        185.0        0.095

    Based on the Company's examination of the drill core, the underground workings, and the geology maps and cross sections, management believes that the mineral system is more extensive than the two parallel vein systems. The Big Vein and Kearsarge Vein and the interval between these structures are mineralized. The mineralization occurs in lenticular shaped bodies that vary in thickness on strike and dip. Additional drilling, however, will be required to detail the configuration of the mineralization and to define its limits in three dimensions. The estimated mineralized deposit to an average depth of 500 feet below the surface is approximately 6,000,000 tons with an average grade of .083 ounces of gold per ton.

    The mineralization has been overprinted by one or more metamorphic events, occurs in a major shear zone that is parallel to the regional strike of stratigraphy and has been dislocated by post mineral faulting along northwest, northeast and near horizontal faults. The data indicates the mineralization is stratabound, and gold occurs in quartz carbonate feldspar rock units with variable amounts of green muscovite, biotite, garnet, graphite and pyrite. The mineral system is interpreted to be an Archean volcanogenic quartz carbonate facies iron formation.

    The Company's work added detail to the Kennecott data and supports its estimate for the Kearsarge-Apex area. The volume of mineralization was indicated by the drilling (1,000' x 150' x 480') assuming an average grade of 0.1 ounce of gold per ton. However, these deposits have not been proven as reserves or resources. The thickness and grade of mineralization and metallurgical studies indicate that open pit mining with a carbon in leach mill are the preferred methods for extracting the gold. At present, the Company lacks the financial resources to resume mining.

    Faced with the need to pay the landowner annual royalties and lacking sufficient cash of its own, in June and August of 1995, the Company completed a private placement of its Common Stock with N.A. Degerstrom. As of the date of this Proxy Statement, N.A. Degerstrom and his associates have invested $2,800,000 in the Company, and beneficially own a total of 5,457,142 shares of Common Stock, representing 34.04% of the outstanding Common Stock of the Company, excluding shares underlying stock options and shares not yet purchased by Mr. Degerstrom. (See "SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT".)

RECENT DEVELOPMENTS

    EASTON-PACIFIC. On February 26, 1996, the Company signed a letter of intent (the "Letter of Intent") with Easton-Pacific and Riverside Mining Company ("Easton") a privately-owned company, contemplating a possible merger of Easton into the Company in exchange for 14,368,713 shares of the Company's Common Stock. (The number of shares was negotiated on the basis of a number of factors, including the presumed value of Easton's mineral resources and the market price of the Company's stock when negotiations began). The Easton properties are not burdened with large landowner royalty payments.

    Easton has advised the Company that it owns or controls 271 claims in the Virginia City and Pony Mining Districts of Madison County, Montana. Certain of the claims are contiguous to the Company's claims and may contain gold-bearing and silver-bearing mineralized deposits.


    The Letter of Intent provides for a 90-day due diligence period (which was extended on May 26, 1996 for an additional period of 50 days, or until July 15,
1996) during which each company will investigate the mining claims, technical data and mineral resources claimed by the other company, as well as any environmental and litigation risks to which each may be subject. If by the end of the due diligence period, the parties are satisfied with the results of their investigations, they will proceed with a definitive merger agreement which will be subject to required approvals of the boards of directors and the stockholders of each company, the delivery of a fairness opinion by an independent financial advisor and the preparation and effectiveness of a proxy statement/registration statement to be filed with the Commission under the Securities Act. Discussions leading to the Easton-Pacific letter of intent were predicated, in part, on the voluntary dismissal of a shareholder derivative action initiated against certain affiliates of Easton-Pacific in early 1995 by Neal A. Degerstrom and other named plaintiffs, alleging the breach by the defendants of their fiduciary duties to Easton-Pacific's shareholders in connection with certain acquisitions of Easton-Pacific's capital stock. Such action followed an unsuccessful effort by Mr. Degerstrom, his company, N. A. Degerstrom, Inc., and James A. Fish to acquire a controlling interest in Easton-Pacific through a cash offer to purchase a majority of the outstanding shares of Easton-Pacific's capital stock. Such offer was initiated in April of 1995 and was terminated some thirty days later; Mr. Degerstrom, N. A. Degerstrom, Inc. and Mr. Fish collectively acquired 85,000 shares of Easton-Pacific's capital stock pursuant to the offer, representing approximately 8.2% of Easton-Pacific's then outstanding capital stock. Neither Mr. Degerstrom, N. A. Degerstrom, Inc. nor Mr. Fish were affiliated with the Company during the pendency of the offer.



    At this stage of the transaction, the Company's management is unable to predict whether the Letter of Intent will culminate in a signed merger agreement or whether the merger of the Company with Easton will occur. As a consequence of its due diligence activities to date, the Company has discovered that Easton's Norris and Pony mining claims, located some 35 miles from the Alder Gulch area, may be subject to yet unasserted environmental claims under the Comprehensive Environmental Response and Liability Act ("CERCLA") and the Montana Comprehensive Environmental Cleanup and Responsibility Act (the "Montana Act"). Although Easton has expressed a willingness to segregate these claims from the Alder Gulch claims, such segregation would not, in the opinion of management of the Company, necessarily relieve the Company from successor liability for environmental cleanup costs under CERCLA and the Montana Act. Moreover, were Easton to segregate the Norris and Pony claims in an acceptable manner -- thereby reducing the likelihood that the Company would be liable for such costs as a successor entity -- such segregation would result in the transaction being restructured as an asset acquisition, as opposed to a merger, the effect of which would render the transaction taxable to Easton and its shareholders. Based on the Company's current discussions with Easton, it does not appear as if Easton is amenable to proceeding with the transaction under these circumstances.



    The uncertainty of the Easton transaction is further compounded by the fact that the Tabor and Moen transactions, which are described below under this section of the Proxy Statement, have, in the opinion of the Company's management, benefitted the Company's Alder Gulch mining claims (and thereby increased their potential value, assuming mining activities are commenced), without any corresponding increase in the potential value of Easton's Alder Gulch mining claims. As a consequence, management of the Company presently believes that the Easton transaction cannot be completed, as a merger or otherwise, unless Easton agrees to a significant reduction in the number of shares of the Company's Common Stock Easton would receive as consideration for its Alder Gulch mining claims. Easton has conducted only limited exploration activities on its properties, and thus far has not been able to demonstrate to the Company that its mining claims contain a mineable gold deposit warranting the consideration set forth in the Letter of Intent. The Company has therefore advised the Commission staff that it cannot conclude that the merger with Easton is more likely to occur than not. If, however, a merger agreement with Easton is signed, the Company will seek to solicit stockholder approval by means of a proxy statement that contains the required disclosure of the business and properties, and includes the financial statements, of both companies.


    TABOR PROPERTIES. Effective March 25, 1996, the Company signed an asset purchase agreement with Tech Squared, Inc., a Minnesota corporation, to purchase ten patented and 120 unpatented mining claims, and one mining lease, covering properties located in the Alder Gulch area of the Virginia City Mining District owned by Tech Squared's subsidiary, Tabor Resources Corporation ("Tabor").

    Pursuant to the agreement, as amended, on April 19, 1996, the Company issued 525,000 shares of the Company's Common Stock, of which 125,000 shares were issued to Tabor and 400,000 shares were issued in escrow, subject to the conditions described below. The agreement provides that if, during the two year period commencing with the effective date of the agreement, the average bid price of the Common Stock of the Company during any period of 30 consecutive trading days does not exceed $2.00 per share, then, promptly following the expiration of such two year period, the Company will issue to Tabor such additional shares as are sufficient to increase the aggregate market value of the shares of Common Stock of the Company then owned by Tabor to $800,000. In addition, the Company has agreed to prepare and file a registration statement under the Securities Act covering the resale of 400,000 of the shares of Common Stock to be issued to Tabor, and to use its best efforts to cause such registration statement to be declared effective by the Commission within six months after April 16, 1996. The Company is obligated under the agreement to maintain such registration statement in effect for a period of 18 months and to include any unsold shares in any other registration statement it files after such 18 months.

    Pending the effectiveness of such registration statement, the documents to convey the Tabor properties, and certificates for the 400,000 shares to be issued by the Company, will be held in escrow. If the registration statement is not declared effective by October 16, 1996, at Tabor's election such documents and certificates will be returned to the respective parties, and the transaction will be rescinded.

    MOEN AGREEMENT. On March 26, 1996, the Company and Group S signed an agreement with Roy Moen, the owner of the 216 claims to which Group S has mineral rights (the "Moen Agreement"). Under the Mining Lease and Option Purchase Agreement (see "Properties of Group S"), Group S was obligated to pay Moen aggregate rentals of $7.5 million over a period of seven years, of which $4.15 million was payable during a three year period beginning in 2001. (Approximately $1.1 million of Group S's rental obligations to Moen had been paid as of April 30, 1996. $474,895 of this amount was advanced by the Company on Group S's behalf). In addition, once the claims were placed into production, Group S was also obligated to pay Moen a landowner's production royalty (essentially a royalty equal to the sales price of the minerals produced, less smelting charges) of up to 5% if the price of gold was $425 per ounce or higher, declining to 1% if the price of gold was less than $425 per ounce. The agreement further provided that Group S would acquire a proportionate ownership interest in the claims as rental payments were made, thereby reducing the risk of forfeiture if Group S were unable to meet all its obligations.

    The Moen Agreement reduces Group S' overall rental obligations by $3.0 million and reschedules bi-annual payments of $200,000 to $300,000, commencing October 16, 1996 and ending September 1, 2002. The Moen Agreement also reduces the production royalty Moen would receive if the claims are placed into production. Like the former agreement, the production royalty declines if the price of gold is less than $425 per ounce; unlike the former agreement, Group S will not acquire a proportionate ownership interest in the claims as rental payments are made. Instead, such ownership will become vested only when all future rental payments, now totalling $3.4 million, have been made.

    On April 27, 1996, the Company issued 250,000 shares of Common Stock to Moen, and granted him three-year options, exercisable at the price of $2.00 per share, to acquire 200,000 additional shares. The Company also has agreed to prepare and file a registration statement under the Securities Act covering the shares and options, which it will maintain in effect for a period of one year so that Moen may resale them should he so choose.

    In addition, the Company will forgive approximately $89,000 in indebtedness which Moen and a related entity incurred in 1993 in connection with purchase of equipment and the customizing of a mill facility near Virginia City. The Company will also transfer two mine trucks to Moen, having a book value of $34,452, and will cause Geneva Mill L.L.C. to assign and convey to Moen an unusable ore processing facility located in Radersburg, Montana, together with approximately 20 acres of real property on which the facility is located. (As is disclosed in Note 5 to the Financial Statements in the Company's Annual Report on Form 10-K/A, the carrying value of a promissory note issued to the Company by Geneva Mill in 1994 in connection with the Company's financing of the mill's acquisition and refurbishment was written down in 1995 to $220,000.) In addition, N. A. Degerstrom, Inc., which is controlled by an affiliate of the Company, has agreed to transfer to Moen certain equipment maintained at a Degerstrom-operated milling facility near Soda Springs, Idaho. Such equipment is estimated by Degerstrom to have a fair market value of approximately $30,000, and the Company has agreed to compensate N. A. Degerstrom, Inc. for such value.

PROPERTIES OF RESOURCES

    Resources is a New York State corporation organized in 1990. As of December 31, 1995, $1,393,600 of the development costs and landowner royalty payments with respect to the Kearsarge Mine had been paid by Resources to the Company. Such costs and payments have been treated as a capital contribution to the Company.

    Resources is privately-owned and was formed to invest in and acquire precious metals claims for development and mining of gold and silver. Resources acquired a 70% interest in the 34 Kearsarge Group of Claims, previously held by Bearcat Explorations Inc. (a non-affiliated company). Such interest was subleased to The Hanover Group, Inc. (a Schmid family-owned company), which subsequently assigned the interest to

Resources under an Assignment Agreement dated April 26, 1990. Under this agreement, Resources assumed the obligation of the underlying landowner agreement and the right to explore, develop and mine the claims. The claims are subject to a 5.0% net smelter royalty to the landowner, as well as minimum annual rental payments through the year 2000, which are applicable toward the purchase price of approximately $7.0 million. Bearcat Explorations Inc. retained a 30% working interest in the 34 claims. That interest was later acquired by the Company.

    Under a Sublease and Purchase Option Agreement dated July 31, 1990, Resources conveyed to International, then its wholly owned subsidiary, all of Resources' rights to the Kearsarge Claim for an original purchase price of $6.3 million (payable in annual installments) and a payment of $10,000 per month to Resources (see Note 9 to Financial Statements in the Company's Annual Report on Form 10-K/A). Resources continued to pay an underlying landowner payment of $8,760 per month on the claim. On September 24, 1990, the Company acquired 100% of the capital stock of International in exchange for 700,000 shares of the Company's Common Stock. The purchase price was modified on November 30, 1990 to credit against the stated purchase price of $6.3 million the sum of $3.0 million, which was paid by the issuance to Resources of 1,500,000 shares of the Company's Common Stock that were arbitrarily valued at $2.00 per share. The number of shares was adjustable if the per share price was less than $2.00 after one year. 500,000 additional shares was paid to Resources because the market price of the Company's shares on December 1, 1991 was below $2.00 per share.

    On December 20, 1990, the Company entered into a Claim Option Agreement with Resources for five additional claims (part of Resources' original 34 Kearsarge Group of Claims) adjacent to the Kearsarge Claim, subject to the underlying agreements, under which the Company has an option, exercisable until December 1996, to acquire these claims for an option exercise price of $90,000 for each. In addition, the Company agreed to pay to Resources a monthly rental payment of $2,500 for each claim it elected to acquire. The Company also has the right to purchase each claim for $600,000 during the first seven years of the Agreement, with all rental and option exercise payments being applied toward the purchase price on a claim-by-claim basis. In consideration of granting this option, the Company issued 900,000 shares of its Common Stock to Resources. To date no option has been exercised to acquire any of the claims. If Resources is merged into the Company, the Claim Option Agreement will be terminated, and the Company will acquire the claims outright.

    Under the Assignment and Mineral Sublease Agreement dated February 20, 1992, as part of the Mining Venture Agreement with Kennecott, Resources conveyed to the Company its 70% interest in the remaining 28 claims held by Resources, subject to the provisions of the underlying landowner agreements (see Note 11 to Financial Statements in the Company's Annual Report on Form 10-K/A) and the Mining Venture Agreement. Under the Mineral Sublease Agreement, Resources received 70% of the Company's participating interest in the 28 claims, subject to the provisions of any mining venture entered into by the Company. Under the Mineral Sublease Agreement, Resources has the right to convert its 70% interest in the 28 claims into shares of the Company's Common Stock at a rate equal to 75% of the average market value of the Common Stock during the 30 day period following a valuation appraisal prepared by an independent mining engineer. In addition, Resources has the right to receive a $15,000 per month management fee commencing January 1, 1994, unless deferred beyond that date by Resources, continuing until commercial production commences on these claims. Payment of the management fee was subsequently deferred until January 1, 1997. No production mining operations have commenced on these claims. If Resources is merged into the Company, the Company will acquire Resources' interest in the claims outright, and the Company's obligations under the Assignment and Mineral Sublease Agreement will be terminated.

    The various agreements between the Company and Resources described above were negotiated through and between affiliates. They were not determined by any independent appraisal or other generally recognized criteria of value. Consequently, the transactions cannot be considered to be at "arms-length" and may be deemed to be arbitrary transactions.

PROPERTIES OF GROUP S

    Group S is privately-owned and was formed to invest in and acquire precious metals claims for development and mining of gold and silver. On October 16, 1991, Group S entered into a Mining Lease and Option to Purchase Agreement with a non-affiliated third party to acquire control of 216 claims in the Alder Gulch area of the Virginia City Mining District. The agreement gives Group S the right to explore, develop and mine all minerals on the claims. Group S has the right to commingle ores extracted from the claims with ores derived from other lands or properties, provided accurate records of weights or volumes are determined. The term of the agreement is 12 years and for so long thereafter as development, mining, processing or marketing operations are carried out with respect to the claims in good faith and on a continuous basis.

    During the term of the agreement, Group S must pay incremental annual rental payments on the anniversary date totaling approximately $7.5 million over 12 years. To date, approximately $1.1 million has been paid in annual payments. The balance remaining as of April 30, 1996 was approximately $3.4 million, after giving effect to the Moen Agreement described above under "Recent Developments" (see "Note 4 to Financial Statements of Group S"). All rentals will be credited toward the purchase price of $4.5 million. Group S may elect to pre-pay all or a portion of these rental payments discounted at the prime interest rate quoted by Citicorp/Citibank in New York at the time of prepayment plus 1%. The claims carry a production royalty between 1% to 5% depending upon the market price of gold on the New York COMEX Exchange Market. See "Recent Developments; Moen Agreement" for a description of the agreement reducing future rental obligations.

    On August 31, 1993, the Company entered into a Mineral Sublease Agreement with Group S pursuant to which the Company acquired the Apex Claim (patented (deeded) property adjacent to the Kearsarge Claim) for $125,000 in cash, a 20% net profits interest in favor of Group S, and 150,000 shares of the Company's Common Stock. To date no payments have been made to Group S. There is a net smelter royalty due to the landowner on the claim which ranges between 4% and
 .8% depending on the price of gold. If Group S is merged into the Company, the Company's obligations under the Mineral Sublease Agreement will be terminated, the 20% net profits interest will be extinguished, but the net smelter royalty due the landowner will become the obligation of the Company.

    The agreements  between  the  Company  and  Group  S  described  above  were negotiated through and between affiliates. They were not determined by any independent appraisal or other generally recognized criteria of value. Consequently, the transactions cannot be considered to be at "arms-length" and may be deemed to be arbitrary transactions.

MINING CLAIMS OF RESOURCES AND GROUP S

    From 1992 through 1994, Kennecott conducted exploration work on a portion of Resource's 28 claims and the five option claims, and on 216 claims of Group S. According to Kennecott's reports, potential mineral deposits of approximately 20,100,000 tons of open-pittable gold-bearing ore were reported on their claims, at an average grade of 0.055 ounces of gold per ton (of which approximately 86% were reported on Resources and Group S claims). Kennecott also reported that the average grade and strip ratios derived by these calculations were similar to those of the Golden Sunlight Mine (Placer Dome USA) located approximately 50 miles to the north of Alder Gulch.

THE COMPANY, RESOURCES AND GROUP S IN COMBINATION

    If and after the three companies are merged, all agreements between the Company and its affiliates will be assumed by the Company, except that the Company will have no monthly payments, option exercise payments, net profit interest royalties or other payment obligations to either of the merged companies. The Company will acquire all of the claims held by its affiliates in the underlying landowner agreements, and intercompany obligations will be extinguished. The Company will be responsible for all obligations and payments under the terms of the leases directly to the underlying landowners. As of December 31, 1995, the total landowner payments due on the combined properties was $12,681,565. See "Recent Developments; Moen Agreement" for a description of the agreement reducing future payments due to a landowner. All claims will be controlled by the Company, and all gold deposits will be consolidated with the Company's gold deposits, and will total a potential mineralized gold of approximately 26,000,000 tons of gold-bearing ore and an average grade of .0615 ounces per ton.


    As the result of the merger, assuming all conditions to the merger are met, the Company will have 19,643,022 shares of Common Stock outstanding, including shares underlying outstanding stock options and shares purchasable at a price below the current market value of such shares. The net tangible book value per share of Common Stock of the Company, on a pro forma basis, as of April 30, 1996 is $0.48 per share.

    The Board of the Company and the boards of directors and stockholders of Resources and Group S have approved the merger of the three companies on the terms set forth herein.

    THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED MERGER OF THE THREE COMPANIES. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK ENTITLED TO VOTE THEREON IS NECESSARY TO APPROVE THE PROPOSED MERGER WITH RESOURCES AND GROUP S.

    THE SHARES OF COMMON STOCK REPRESENTED BY PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED TO APPROVE THE PROPOSED MERGER OF THE THREE COMPANIES, UNLESS THE STOCKHOLDER SIGNING THE PROXY SPECIFIES OTHERWISE.

         PROPOSED AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK AND TO AUTHORIZE SERIES PREFERRED STOCK

    On July 10, 1995, the Company's Board unanimously approved a resolution to be submitted to the stockholders to consider and act on proposed amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's capital stock from 25,000,000, the number of shares currently authorized, to 50,000,000 shares, to consist of 48,000,000 shares of Common Stock, par value $.0001 per share, and 2,000,000 shares of preferred stock, par value of $.001 per share (the "Preferred Stock"), with such rights, preferences, limitations and other characteristics as two-thirds of the members of the Board from time to time may determine. The text of the amendment is attached hereto as Exhibit A.

    For the reasons described below, the Company's Board believes adoption of the proposed amendment is essential for the Company to have the ability to structure financing for possible future acquisitions and to meet the Company's other financing needs.

REASONS FOR PROPOSAL

    The Company believes that the amendment of the certificate of incorporation to increase the authorized capital stock to 50,000,000 shares and to authorize 2,000,000 shares of Preferred Stock will enhance the Company's ability to acquire additional precious metals claims, to finance the development of its claims, and to participate in other types of business transactions. Specifically, the Board deems it appropriate to increase the number of authorized shares of Common Stock and to authorize the Preferred Stock in order to facilitate purchases of key properties, equity financing, mergers and other acquisitions.

    The Board also believes that the use of the Preferred Stock will afford management a substantial degree of flexibility in future financing transactions to fund the development of properties as well as possible acquisitions using stock or cash. The availability of Preferred Stock may also be used to thwart an outsider from acquiring control of the Company through the issuance to existing stockholders of rights (sometimes referred to as a "poison pill") to receive preferred stock with voting and conversion rights that would be onerous to an outsider if it acquired shares of Common Stock in excess of a stated threshold. At present, the Company has no plans to issue "poison pill" rights to its stockholders. The amendment requires the vote of two-thirds of the Board to authorize the issuance of the Preferred Stock and to fix the designations, powers, preferences and rights of each series.

RISK OF FUTURE ISSUANCES.

    If the stockholders approve the amendment of the Certificate of Incorporation, to increase the authorized Common Stock and to authorize the Preferred Stock, the Company's Board will be able to authorize the issuance of such shares from time to time without further stockholder approval. Furthermore, the Company does not intend to seek further authorization from its stockholders to issue shares unless, in the Company's opinion, such approval is required or advisable. It is possible, therefore that the interests of the current stockholders could be substantially diluted without their participation or consent. It is also possible that a change of control of the Company could occur. For example, the sales of stock to the Degerstrom Group in June and August of 1995 created a new control group, and the Company's stockholders had no vote on the matter. (See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS; Transactions With The N.A. Degerstrom Group"). However, management believes that any Common Stock or Preferred Stock would be bought by a relatively large number of different purchasers so that such purchasers would have to act in concert to effect a change in control. If the Company determines to issue additional shares to a large and diverse group of investors, it will be required to register the shares thus to be offered under the Securities Act. Such a registration would be time-consuming and expensive.

    Although there is a Letter of Intent with Easton (see "PROPOSED MERGER; Recent Developments.") the Company's management is unable to predict whether the proposed merger, which would involve the Company's issuance of 14,368,713 shares of Common Stock, will occur. Other than the Letter of Intent, the acquisition of the Tabor Properties and the Moen Agreement described under "Recent Developments", there are at present no specific understandings, arrangements or agreements with respect to any future acquisitions or other transactions which would require the Company to issue any additional Common Stock or any Preferred Stock, except when Mr. Degerstrom purchases 542,858 additional shares of Common Stock later in 1996. See "CERTAIN TRANSACTIONS; Transactions With The N.A. Degerstrom Group".

    No holder of the Company's Common Stock or Preferred Stock has or would have any preemptive or similar right to acquire or subscribe for additional unissued Common Stock or Preferred Stock or any other securities of any class, or rights, warrants or options.

    THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF CAPITAL STOCK WHICH THE COMPANY IS AUTHORIZED TO ISSUE FROM 25,000,000 SHARES TO 50,000,000 SHARES, TO CONSIST OF (a) 48,000,000 SHARES OF COMMON STOCK, PAR VALUE $.0001 PER SHARE, AND (b) 2,000,000 SHARES OF PREFERRED STOCK, PAR VALUE $.001 PER SHARE.

    THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK ENTITLED TO VOTE THEREON IS NECESSARY TO APPROVE THE PROPOSED AMENDMENT. THE SHARES OF COMMON STOCK REPRESENTED BY PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED TO APPROVE THE AMENDMENT UNLESS A CONTRARY DIRECTION IS INDICATED.

                           THE 1995 STOCK OPTION PLAN

    At the Special Meeting, the stockholders will be asked to consider and approve the Company's 1995 Stock Option Plan (the "Plan"), which was adopted by the Company's Board on May 17, 1995. The text of the Plan is set forth below as Exhibit B. The following is a summary of the material terms of the Plan:

    Under the Plan, the Company may grant both "incentive stock options" and other options that will not be treated as "incentive stock options" under the Federal Internal Revenue Code, as amended (the "Code"), stock appreciation rights ("SARs") and shares of restricted stock.

    The total number of shares of Common Stock which may be issued and on which options may be granted under the Plan from time to time is 4,000,000, of which 800,000 shares are available for directors, and 3,200,000 shares are available for officers and other key employees ("Eligible Employees"). As of May 1, 1996, the options listed in the table below under "Stock Option Grants" had been granted under the Plan. In addition to the officers and directors to whom options were granted on June 2, 1995, all of the other officers and directors of the Company, namely, Messrs. Fish, Schoonmaker, Degerstrom and Owsley, are eligible to receive options on up to 250,000 shares each. None has been granted any options to date. If any such options are issued, they will be issued at no cost to the grantee and may have an option price that is less than the fair market value of the Company's Common Stock at the date of the grant. No SARs or shares of restricted Common Stock have been issued to date or are intended to be issued during 1996. A stock option committee of the Board (the "Committee") has been established to administer the Plan. The Committee consists of two Board members who are not officers of the Company. The Committee, in its discretion, will determine the employees who are eligible to participate in the Plan and the number of shares, if any, on which options are to be granted, the SARs, if any, to be granted with respect to such options and the shares of restricted Common Stock, if any, to be issued, to Eligible Employees.

    Except for options to purchase up to 750,000 shares, all options granted under the Plan will be exercisable at a price equal to the fair market value of the shares at the time the options are granted. If options intended as "incentive stock options" are granted to any employee who is a holder of more than 10% of the total combined voting power of all classes of stock of the Company outstanding, the exercise price will not be less than 110% of the then current fair market value of the optioned shares. If the aggregate fair market value (determined at the time such option is granted) of the shares purchasable for the first time by any grantee during any calendar year exceeds $100,000, the option to purchase such excess shares may not be treated as an "incentive stock option". No option may be exercised more than 10 years after the date on which it is granted, except that no option may be exercised more than five years after the date of grant if it is granted to an employee who holds more than 10% of the total combined voting power of all classes of stock of the Company.

    Options to purchase up to 750,000 shares are not intended to qualify as "incentive stock options" under the Code. They may be granted to Eligible Employees under the Plan and will have such exercise prices and such other terms and conditions as the Committee may determine in its discretion.

    Options granted under the Plan will not be transferable other than by the laws of descent and distribution and during the grantee's life may be exercised only by such grantee. All rights to exercise options will terminate upon termination for cause of the holder's employment or directorship.

    Shares purchased upon exercise of options, in whole or in part, must be paid for in cash or, in the discretion of the Committee, by tendering shares of Common Stock, held for more than six months, valued at their fair market value, or a combination of cash and such shares. At the discretion of the Committee, SARs may be granted in connection with the grant of any option under the Plan. An SAR will entitle the holder of the related option to surrender such option, or any portion thereof to the extent unexercised, and receive payment in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise of such SAR over the exercise price of the related option multiplied by the number of shares of Common Stock as to which such SAR is exercised. Payment of the amount due upon the exercise of an SAR may be made, at the discretion of the Committee, in shares of Common Stock having a fair market value on the date preceding the date the SAR is exercised equal to such payment or in cash.

    The Plan also provides that shares of restricted Common Stock may be granted to Eligible Employees on such terms and in such amounts as the Committee determines. Such shares of Stock will be issued under a written agreement which will contain restrictions on transfers thereof as may be required by law and as the Committee may determine in its discretion.

    The Plan will terminate on June 2, 2005, or earlier if and when the total number of shares of restricted stock and shares underlying stock options, granted under the Plan equal 4,000,000 shares or the Board determines to end the Plan. The authorized number of shares may be increased, and the Plan's date of termination may be extended, only by stockholder action.

REASONS FOR THE PLAN

    The Company believes that the adoption of the Plan and the issuance of stock options, SARs or restricted shares thereunder are necessary to attract and retain the services of key employees and directors whose salaries and other compensation levels are below those that prevail at larger companies. As described under "Stock Option Grants" below, the Board has granted a total of 800,000 stock options under the 1995 Stock Option Plan, subject to stockholder approval of the Plan.

    The Company's executive compensation, including grants under the Plan, is linked to individual and corporate performance and stock price appreciation. The Committee intends to continue the policy of linking executive compensation to corporate performance and returns to stockholders, recognizing that the ups and downs of the business cycle and in particular the depressed gold prices from time to time may result in an imbalance for a particular period.

STOCK OPTION GRANTS

    On June 2, 1995, acting upon the recommendations of the Committee, the Board granted options to the persons named below, subject to stockholder approval of the Plan. Stock options had not previously been granted by the Company. On the date of grant, the fair market value of the Common Stock as reported by NASDAQ was $0.515 per share. The exercise price of each stock option granted was fixed at $1.60 per share, an amount (i) equal to the price paid by investors to purchase shares of the Common Stock in the Company's 1993-1994 public offering and (ii) approximately 3.1 times the market price per share of the Common Stock on June 2, 1995 as reported by NASDAQ. The term of each stock option granted on June 2, 1995 is five years.

    The table below lists the stock options granted on June 2, 1995 and the relationship of each grantee to the Company:

                                                                                     NUMBER OF
     NAME OF OPTIONEE                RELATIONSHIP OF OPTIONEE TO COMPANY          SHARES OPTIONED
- ---------------------------  ---------------------------------------------------  ---------------
Pierre Gousseland (1)        Director                                                  100,000
Fred R. Schmid               Former Chairman of the Board and President                250,000
Stephen J. Schmid            Former Vice President, Treasurer, Secretary and
                              Director                                                 175,000
Laurence Steinbaum (1)       Director                                                  125,000
Nicholas S. Young            Director                                                  150,000

- ------------------------
(1) Member of the Committee. Messrs. Gousseland and Steinbaum were formerly members of the Company's Board of Advisers (which no longer exists), and such membership was taken into account in the determination of the number of shares optioned to them.

    THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE PLAN. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE SPECIAL MEETING IS NECESSARY TO APPROVE THE PLAN. THE SHARES OF COMMON STOCK REPRESENTED BY THE PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED TO APPROVE PLAN UNLESS A CONTRARY DIRECTION IS INDICATED.

                             ELECTION OF DIRECTORS

    The Company's By-laws fix the number of directors at nine. As of the date of this Proxy Statement, the Board consists of seven members. The Company's management does not currently plan to fill the existing vacancies on the Board, or the vacancies that will be created after the election of the seven nominees. Accordingly, the proxies will be authorized to vote for only seven directors, leaving two vacancies on the Board. If conditions change in the future, the Company reserves the right to fill the such vacancies. Under the Company's by-laws, vacancies can be filled by the Board without stockholder vote. There is no provision for cumulative voting in the election of directors. Directors will be elected by a plurality vote of the shares represented at the Special Meeting.

    The following table lists the names (in alphabetical order), ages, and the positions held with the Company of the persons nominated to be directors of the Company for the ensuing year and until their respective successors are duly elected and qualify. All of the nominees are incumbent directors, and three of them (Messrs. Degerstrom, Fish and Owsley) are designees of N.A. Degerstrom pursuant to the Securities Purchase Agreement. Additional information regarding the business experience, length of time served in each capacity, and other matters relevant to each individual is set forth below the table.

                                                                                         YEAR
                                                                                         FIRST
                                                                                       ELECTED A
    NAME OF NOMINEE         AGE     POSITION AND OTHER RELATIONSHIP WITH THE COMPANY   DIRECTOR
- -----------------------     ---     -------------------------------------------------  ---------
Neal A. Degerstrom          71      Director -- Designee of Neal A. Degerstrom           1995
James A. Fish               65      Chairman of the Board, President, CEO and            1995
                                     Director -- Designee of Neal A. Degerstrom
Pierre Gousseland           72      Director and Member of the Stock Option Plan         1992
                                     Committee
F. D. Owsley                63      Director -- Designee of Neal A. Degerstrom           1995
Fred R. Schmid              62      Director                                             1990
Laurence Steinbaum          70      Director and Member of the Stock Option Plan and     1994
                                     Compensation Committees
Nicholas S. Young           47      Director and Member of the Compensation and Audit    1990
                                     Committees

    NEAL A. DEGERSTROM was elected a Director of the Company in September, 1995. Mr. Degerstrom has been President of N.A. Degerstrom, Inc., a company engaged in heavy highway and bridge construction, large open pit mining, dams and mineral exploration. Prior to that he was the managing partner of N.A. Degerstrom
Company. He has been a member of the Advisory Board to the College of Engineering at Washington State University, president of the Spokane Chapter of Associated General Contractors, a member of the Society of Explosives Engineers, Society of Mining Engineers and a Trustee for the Northwest Mining Association. Mr. Degerstrom received a Civil Engineering degree from Washington State University in 1959.

    JAMES A. FISH was elected Chairman of the Board on April 24, 1996, President and Chief Executive Officer of the Company on March 3, 1996 and a Director of the Company in September, 1995. He has been Vice President and general counsel for N.A. Degerstrom, Inc. since September, 1987. Prior to that he was in private law practice at Winston & Cashatt, Spokane, Washington, from 1980-1987, and at Fish, Schultz and Tombari, also located in Spokane, from 1962-1980. He was employed as superintendent at S&F Construction from 1955-1962. Mr. Fish received a AB degree in geology from Berea College in Kentucky and a law degree from Gonzaga University Law School, Washington in 1962.

    PIERRE GOUSSELAND has been a Director of the Company since July, 1992. He is currently a director of SMB North America, Inc., SIRE, Latin-American Gold Company and Royal Gold, Inc. He was the former Chairman of the Board, Chief Executive Officer and director of AMAX, a director with AIG, Inc., Chase Manhattan International, Degussa AG, French American Banking Corp. Saurer Group Investments Ltd., IBM World Trade Europe/Middle East Africa Corp. and Pancontinental Mining Europe GmbH. Mr. Gousseland received the degree of Ingenieur Civil des Mines from the Ecole Nationale Superieure des Mines and a law degree from the Sorbonne. He has been awarded the National Order of Merit in France and the Chevalier of Legion of Honor from France.

    F. D. OWSLEY was elected a Director of the Company in September, 1995. He was formerly employed by ASARCO as General Manager, Northwest Mining Department, responsible for silver mines in the Coeur d'Alene, and lead-zinc and silver-copper mines in Colorado and Montana respectively. Mr. Owsley spent 34 years in various mining positions with ASARCO before his retirement in 1993. He graduated from Montana School of Mines with a Bachelor of Science-Mining Engineering degree in 1955 and has received honorary degrees from the Montana College of Mineral Science & Technology Montana.

    FRED R. SCHMID was Chairman of the Board from September 1990 to April 24, 1996, and President and Chief Executive Officer of the Company from September 1990 to March 3, 1996. Mr. Schmid is Chairman of the Board and President of Resources and Group S, privately-held companies which he founded in April 1990 and September, 1991 respectively, both of which are affiliates of the Company. From 1972 to December 1995, he was Chairman of the Board, Chief Executive Officer and President of The Hanover Group, Inc., a privately-held company he founded, which was merged into Group S in December 1995. Mr. Schmid has owned other companies engaged in aspects of mining, including all phases of administration, engineering, marketing, trading and extraction operations relating to the mining industry. Prior to starting his own companies, Mr. Schmid was President of National Equipment Rental, Ltd., a company engaged in international equipment leasing and finance. He was employed with IBM in marketing, manufacturing and scientific research early in his business career. He graduated from New York University, College of Engineering, with a Bachelor of Science degree in Industrial Engineering in 1963.

    LAURENCE STEINBAUM has been a Director of the Company since December 1994. From October 1990 through December 1994, he was co-chairman of the Company's Board of Advisors. Since 1986 he has been a private financier and owner/investor of several businesses, including restaurants, real estate, and oil and gas producing companies. Between 1960 and 1985, he was Executive Director of the Sommerset Hills School, a private school located in New Jersey for handicapped children, which he owns. From 1975 to 1980, he owned a major dredging company in Florida. He graduated from New York University in 1951 receiving a Bachelor of Science Degree and completed courses toward a Masters Degree at the School of Social Sciences.

    NICHOLAS S. YOUNG has been a Director of the Company and International since October 1990. From October 1990 through December 1994, he was co-chairman of the Company's Board of Advisors. Mr. Young has been a director of Resources since October 1990 and a director of Group S since September 1991. Presently, he is a director of Spencer Stuart, a privately-held international executive search consulting firm headquartered in New York. Since July 1992, Mr. Young has served as President of TriCoastal Steel Corp. Prior thereto, he was Vice President of Citibank where he founded and managed the Global Gold Business Department, which provided corporate finance and investment banking services to governments, corporations and private investors using gold as the medium of exchange. Prior thereto, Mr. Young held various sales, marketing, trading and management positions with large multinational corporations, including AMAX, Kennecott and Hudson Bay Mining. He attended Franconia College and Harvard Business and Management School.

    Frank Duval has not been elected as a director of the Company; however, by virtue of his activities in the name and on behalf of the Company, he may be deemed a DE FACTO director. See "SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT".

    The Company believes that Messrs. Degerstrom, Fish, Owsley, and Duval were delinquent in filing reports on Form 3 to disclose their beneficial ownership of Common Stock of the Company (a) in June 1995 when the Degerstrom group purchased and agreed to purchase 2,857,142 shares of the Company and received an option (which has since been transformed into an obligation) to purchase 2,142,858 additional shares, and (b) in September 1995, when Messrs. Degerstrom, Fish and Owsley were elected as directors of the Company.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL SEVEN NOMINEES TO THE BOARD. THE AFFIRMATIVE VOTE OF A PLURALITY OF THE SHARES OF COMMON STOCK PRESENT OR REPRESENTED AT THE SPECIAL MEETING IS NECESSARY TO ELECT DIRECTORS. THE SHARES REPRESENTED BY PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED TO ELECT THE NOMINEES LISTED ABOVE UNLESS A CONTRARY DIRECTION IS INDICATED.

BOARD MEETINGS AND COMMITTEES

    During 1995, the Company's Board met seven times.

    The Company's Audit Committee consists of Messrs. Fred Schmid and Young. The Audit Committee recommends to the Board the selection and appointment of the Company's independent certified public accountants and reviews the proposed scope, content, and results of the audit performed by the accountants, and any reports and recommendations made by them. Six meetings were held with representatives of Zeller, Weiss & Kahn, the Company's current accountants, to review the audit of the Company's financial statements as at, and for the year ended, December 31, 1995.

    The Company's Compensation Committee consists of Messrs. Steinbaum, Young and Fred Schmid. Prior to the formation of the Committee, compensation decisions for the Company's executive officers generally were made by the Company's Board. The Compensation Committee reviews and makes recommendations to the Company's Board concerning the salaries paid to the Company's officers.

    The Company's Stock Option Plan Committee was not formed until December 1994 and consists of Messrs. Gousseland and Steinbaum. Prior to the formation of the Committee no stock option plan existed. The Stock Option Plan Committee reviews and makes recommendations to the Company's Board concerning the stock options to be granted. The stock options granted in 1995 to Messrs. Gousseland and Steinbaum were approved by the other members of the Board. The Committee held two meetings in 1995.

    The Company has no nominating or executive committee.

          AUTHORIZATION TO APPOINT NEW INDEPENDENT PUBLIC ACCOUNTANTS

    The Board, with the recommendation of the Audit Committee, has appointed BDO Seidman to audit the Company's financial statements as of, and for the fiscal year ending, December 31, 1996. The Board of Directors recommends that the stockholders authorize that appointment. The firm of Zeller Weiss & Kahn audited the Company's financial statements as of, and for the fiscal year ended, December 31, 1995, which are included herein.

    THE SHARES OF COMMON STOCK REPRESENTED BY THE PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED TO AUTHORIZE THE APPOINTMENT OF BDO SEIDMAN AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS UNLESS A CONTRARY DIRECTION IS INDICATED. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT OR REPRESENTED AT THE SPECIAL MEETING IS REQUIRED FOR SUCH AUTHORIZATION.

RELATIONSHIP WITH CURRENT INDEPENDENT PUBLIC ACCOUNTANTS

    The Company has requested representatives of Zeller Weiss & Kahn, its present auditors, to be available during the Special Meeting. The Company will give such representatives an opportunity to make a statement if they so desire, and it expects them to be available by telephone to respond to appropriate questions from stockholders.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH RESOURCES AND GROUP S

    The transactions described under "PROPOSED MERGER; Properties of the Company; Properties of Resources and Properties of Group S" and the following transactions involved entities which are affiliated and are principally owned or controlled, directly or beneficially, by Fred Schmid, the former President of the Company. Mr. Schmid is a director and major stockholder of the Company. Due to such relationships, none of these transactions can be deemed to have resulted from arms-length negotiations. The terms of these transactions may not be as favorable to the Company as they might otherwise have been had the Company dealt with unaffiliated parties.


    Through November 30, 1995, $1,393,600 of the development costs and rental payments with respect to the Kearsarge Mine had been paid by Resources to the Company and has been treated by the companies as a capital contribution. On April 18, 1995, the Company's Board determined in principle to acquire additional Alder Gulch precious metals claims held by its affiliates, Resources and Group S, and authorized the acquisition of the affiliates by the merger described under "PROPOSED MERGER" above. The merger should not be considered an "arms-length" transaction. The terms of the merger were not reviewed or passed upon by an independent investment banker or broker. Instead the Company relied on the results of the Kennecott's exploration work that resulted in Kennecott defining a potential of approximately 26,000,000 tons of gold mineralized deposits and an average grade of .0615 ounces per ton on the properties of the Company, Resources and Group S. The proposed merger has been approved by the boards of directors and stockholders of Resources and Group S.


    From time to time during 1994 and 1995, the Company advanced to Group S a total of $474,895 (including interest) for landowner royalties payable under the Mining Venture Agreement with Kennecott. Although Kennecott owed Group S $300,695 to reimburse some of the royalties, when Kennecott terminated the Mining Venture Agreement it ceased to be liable for such reimbursement. If the merger with Group S is approved, Group S will reimburse $477,254 to the Company by accepting 193,220 fewer shares in the merger (see "PROPOSED MERGER"). From time to time during 1994 and 1995, the Company paid $120,000 to Resources for royalty payments that Resources was obligated to pay under the Sublease and Purchase Option Agreement dated July 31, 1990, and Resources assumed $105,207 of accrued payroll and payroll tax liabilities due and payable to Fred R. Schmid by the Company (see "Footnotes to Financial Statements").

    From the effective date of his employment contract, October 1990, the Company has accrued, and not paid, Fred R. Schmid's salary. Such unpaid salary amounted to $381,282 as of December 31, 1994, and which was reduced to $360,795 as of December 31, 1995. During 1990, 1991 and 1992, the Company accrued the salary of Stephen J. Schmid. Stephen J. Schmid is the son of Fred R. Schmid is the former Vice President, Treasurer and Secretary who resigned effective January 1, 1996. All such accrued salary was paid in 1993, except $56,165, which was due to him as of December 31, 1994 and which was paid in full during 1995. Stephen J. Schmid was not owed any accrued salary as of December 31, 1995.

    For  the years  1994 and  1995, Resources  accrued a  total of  $170,568 and
$60,974 in salary for Messrs. Fred R. Schmid and Stephen J. Schmid, respectively. By December 31, 1995, the balance owed to Fred R. Schmid increased to $274,718, and the balance owed to Stephen J. Schmid decreased to $11,214.

    As a result of the proposed merger among the Company, Resources and Group S, the total salary obligation that would be due and owing from the Company to Fred
R. Schmid would amount to $635,512. Since he had received advances from Resources of $497,515, and advances from Group S of $62,715, upon completion of the merger, a balance of $75,282 would remain due to Fred R. Schmid for previously accrued salary, and $11,214 would remain due to Stephen J. Schmid for previously accrued salary. In December 1995, Fred R. Schmid paid a vendor $10,000 on behalf of Resources. Assuming the merger of Resources into the Company, the Company would owe Fred R. Schmid such $10,000 increasing the Company's obligation to him to $85,282, as of December 31, 1995. However, Messrs. Schmid have agreed to waive their rights to have such amounts reimbursed to them if and when Resources and Group S are merged into the Company.

    Messrs. Gousseland, Steinbaum, Young , Stephen J. Schmid and Fred R. Schmid are stockholders of Group S, Fred R. Schmid and Stephen J. Schmid are directors and officers of Group S, and Mr. Young is a director of Group S. Messrs. Steinbaum, Young, Stephen J. Schmid and Fred R. Schmid are shareholders of Resources and Mr. Young is a director, and Stephen J. Schmid and Fred R. Schmid are directors and officers of Resources.

TRANSACTIONS WITH THE N. A. DEGERSTROM GROUP

    The Company and N. A. Degerstrom are parties to the Securities Purchase Agreement pursuant to which the Company agreed to issue and sell, and Mr. Degerstrom (acting in his own behalf and as representative of permitted assigns) agreed to purchase 2,857,142 shares of the Company's Common Stock, and received options for the purchase of an additional 2,142,858 shares of its Common Stock, exercisable by Mr. Degerstrom or his assigns at any time on or before 5:00 p.m., Spokane time, on April 15, 1996, at the exercise price of $0.50 per share.

    As of October 31, 1995, the Company and Mr. Degerstrom amended the Securities Purchase Agreement to provide for the issuance and sale by the Company, and the purchase by Mr. Degerstrom (again acting in his own behalf and as representative of permitted assigns), of 300,000 additional shares of Common Stock, at the price of $1.00 per share. As of December 1, 1995, the Company and Mr. Degerstrom further amended the Securities Purchase Agreement to provide for the issuance and sale by the Company, and the purchase by Mr. Degerstrom or his permitted assigns of 700,000 additional shares of Common Stock at the price of $1.00 per share, and to revise the dates when the options previously granted to him could be exercised. As of March 3, 1996, the Securities Purchase Agreement was again amended to transform the previously granted options into a purchase obligation on the part of Mr. Degerstrom and his permitted assigns.

    As of June 1, 1996, the Company had issued and sold to Mr. Degerstrom and his permitted assigns an aggregate of 5,457,142 shares of the outstanding Common Stock of the Company, for total consideration of $2,800,000. In addition, Mr. Degerstrom is obligated to purchase 542,858 additional shares of Common Stock will be purchased at the price of $0.50 per share, on or before 5:00 p.m., Spokane time, on October 16, 1996. All shares of the Common Stock, which have been or will be sold to Mr. Degerstrom and his permitted assigns, were sold or will be sold, as the case may be, in private placements which are exempt from the registration requirements of the Securities Act, pursuant to Section 4(2) thereof and are being held by the purchasers for investment. When all such shares are purchased, Mr. Degerstrom and his assigns will own 6,000,000 shares, representing approximately 30.55%, of the outstanding Common Stock after giving effect to the issuance of such shares, shares underlying outstanding stock options and the shares issuable in the merger.

    CONTROL RIGHTS. The Securities Purchase Agreement provides, in part, that when Mr. Degerstrom and his permitted assigns purchase 2,857,142 shares pursuant to the agreement, they have the exclusive right to designate four nominees for election to the Company's Board. They have nominated three directors, and if they nominate a fourth director, Messrs. Schmid, Young, Steinbaum and Gousseland have the right to nominate another director to the Company's Board. The Securities Purchase Agreement further provides that the Company and its Board, consistent with their fiduciary obligations, will take any and all such action as is appropriate and consistent with their powers to ensure that this right of nomination may be exercised by Mr. Degerstrom and his permitted assigns, and that such right shall continue for so long as the purchasers collectively own at least 15% of the Company's issued and outstanding Common Stock. The Securities Purchase Agreement also provides that when Mr. Degerstrom and his permitted assigns shall have purchased 2,857,142 shares pursuant to the agreement, the purchasers will have the exclusive right to nominate the Company's president, that the Company and the Board, consistent with their fiduciary obligations, will take any and all such action as is appropriate and consistent with their powers to ensure that this right of nomination may be exercised by the purchasers, and that such right shall continue for so long as the purchasers collectively own at least 15% of the Company's issued and outstanding Common Stock.

    Mr. Degerstrom and his permitted assigns partially exercised such rights at meetings of the Board held on August 17, 1995 and September 13, 1995, when Messrs. Degerstrom, Fish and Owsley were nominated and elected to the Company's Board. Pursuant to the Securities Purchase Agreement, on March 3, 1996, Mr. Degerstrom and his permitted assigns nominated, and the Board elected, James A. Fish as President and chief executive officer of the Company, in lieu of Fred R. Schmid.


    THE DUVAL INTEREST. According to the Schedule 13D dated July 20, 1995, as amended, filed by N. A. Degerstrom and other reporting persons as a group, Mr. Degerstrom and Frank Duval have an understanding (which is not memorialized by any agreement or other writing), pursuant to which Mr. Duval may purchase up to one-half of the shares of Common Stock acquired by Mr. Degerstrom or his Company, N. A. Degerstrom, Inc. under the Securities Purchase Agreement, at the same price Mr. Degerstrom paid for such shares. Such understanding presently encompasses 1,311,673 shares of Common Stock, which is one-half of the number of shares acquired by Mr. Degerstrom and N. A. Degerstrom, Inc. pursuant to the Securities Purchase Agreement as of the date of this Proxy Statement. That number could increase if and when Mr. Degerstrom or N. A. Degerstrom Inc. purchases 542,858 additional shares pursuant to the agreement. See "SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT".


    The Securities Purchase Agreement was entered into in order to provide the Company with funds sufficient to meet its obligations to the holders of certain mining properties in which the Company has an interest, and in order to provide the purchasers, collectively, with a meaningful ownership interest in the Company.

EFFECT OF PROPOSED TRANSACTIONS ON CERTAIN PERSONS

    Certain of the proposals covered by this Proxy Statement will benefit certain directors of the Company if such proposals are approved by the stockholders and are implemented.

    If the proposed merger is approved by the stockholders of the Company and is consummated, the following persons, each a director and nominee for reelection as a director of the Company, will receive additional shares of Common Stock of the Company in exchange for shares owned by them in Resources or Group S or both, as follows:

                             3,224,943
Fred R. Schmid               shares(1)
Nicholas Young          331,179 shares
Lawrence Steinbaum      133,983 shares
Pierre Gousseland        50,017 shares

- ------------------------
(1) Of which Mr. Schmid will receive 708,056 shares and his family will receive 2,516,887 shares in which Mr. Schmid disclaims any beneficial interest.

See the tables under "SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT".

    The approval by the stockholders of the Company's 1995 Stock Option Plan is a condition to the stock options granted to Fred R. Schmid (250,000 options), Nicholas S. Young (150,000 options), Laurence Steinbaum (125,000 options) and Pierre Gousseland (100,000 options) each a director, and Stephen J. Schmid (175,000 options), a former officer and director. If the Plan is approved, such grants will be unconditional. See "THE 1995 STOCK OPTION PLAN". In the case of Fred R. Schmid and Stephen J. Schmid, such options are in addition to their consulting fees from the Company which will aggregate $148,230 during 1996. See "COMPENSATION."

                                  COMPENSATION

DIRECTORS

    From the Company's inception through the end of 1994, it did not pay its directors. In 1995, the Company agreed to pay its directors, who are not officers or employees or otherwise retained by the Company, an annual director's fee of $1,200, plus $300 for each Board meeting attended, and $250 for each meeting of the Compensation, Stock Option Plan and Audit Committees attended by such director. The Company reimburses its directors for expenses incurred in attending meetings. Through the date of this Proxy Statement, the directors have not been compensated, except for direct reimbursement of expenses and the grant by the Board on May 17, 1995 to the five persons who were then directors of a total of 800,000 stock options, subject to stockholder approval of the Plan. (See "The 1995 STOCK OPTION PLAN".)

EXECUTIVE COMPENSATION

    POLICY. The salaries of the Company's executive officers are determined by the Board. The Compensation Committee of the Board is responsible for considering specific information and making recommendations to the full Board. The Compensation Committee consists of two outside directors appointed annually by the Company's Board. The Compensation Committee's consideration of and recommendations regarding executive compensation are guided by the factors described below. The objectives of the Company's executive compensation policy are to attract and retain the best possible executive talent, to provide an economic framework to motivate the Company's executives to achieve goals consistent with the Company's business strategy, to provide an identity between executive and shareholder interests through stock options, and to provide a compensation package that recognizes an executive's individual results and contributions to the Company's overall business objectives.

    In making recommendations, the Compensation Committee reviews individual executive compensation, corporate performance, stock price appreciation, and total return to stockholders of the Company as well as a peer group of public North American gold-mining companies. The Committee recommends to the Board compensation levels for the President (the Chief Executive Officer) and other officers of the Company, the Committee takes into account the views of the Company's Chief Executive Officer.

    SALARIES. The key elements of the Company's executive compensation are salary and stock options. The Board's Compensation Committee acts on salaries of officers and its Stock Option Plan Committee acts on employee stock option awards. Together, they combine an overall executive compensation package.

    Salaries for executive officers are based on the responsibilities of the position held and the experience of the individual, and the competitive marketplace for executive talent, and salaries for comparable positions at other gold-mining companies. In the past, salaries of the Chief Executive Officer and other officers of the Company for each year were generally set by the Board at its final meeting in the preceding year. Specific individual performance and overall performance are reviewed to determine the salary of each individual officer. The Compensation Committee, where appropriate, also considers other performance measures, such as increase in market share, safety, environmental awareness, and improvements in relations with stockholders, employees, the public, and government regulators.

    In setting the compensation of Fred R.Schmid, the Company's President and Chief Executive Officer during 1995, and the other officers of the Company, the Compensation Committee, the Stock Option Plan
Committee and the Board concluded that their salaries were in the lower half of peer-group levels and that their performance incentives had to be heavily based on their equity interest and stock options in the Company.

    CASH BONUSES. From time to time, acting upon the recommendation of the Compensation Committee, the Board may approve cash bonuses to executives and key employees based on outstanding achievements in the performance of their duties. In 1994, the Company's Compensation Committee recommended to the

Board, which approved and authorized the Company to pay Fred R. Schmid, then the President and Chief Executive Officer, a cash bonus of $150,000 for his services in raising the initial working capital and completing the 1993 public financing for the Company. No such action has been taken for or in respect of 1995.

    STOCK OPTIONS. Reference is made to "THE 1995 STOCK OPTION PLAN" for a description of the Company's Stock Option Plan and the stock options granted under the Plan. The Board has authorized the issuance to Mr. Fish of restricted Common Stock as part of his compensation arrangement. That arrangement is described below.

    COMPENSATION OF OFFICERS FOR 1995, 1994 AND 1993. The following table shows compensation paid to the Company's former Chief Executive Officer during the fiscal years ended December 31, 1995, 1994, and 1993.

                                                     ANNUAL          LONG-TERM
              NAME AND                            COMPENSATION     COMPENSATION        ALL OTHER
         PRINCIPAL POSITION              YEAR      SALARY ($)         AWARDS        COMPENSATION ($)
- -------------------------------------  ---------  -------------  -----------------  ----------------
Fred R. Schmid.......................       1995       137,435          -0-               -0-
  CEO and President                         1994       126,445          -0-              150,000(1)
                                            1993       114,950          -0-               -0-

- ------------------------
(1) Fred R. Schmid received a cash bonus approved by the Board for his services in raising the initial working capital and completing the public financing for the Company.

EMPLOYMENT CONTRACTS

    FRED R. SCHMID. On March 14, 1995, the Company amended Fred R. Schmid's employment agreement retroactive to August 27, 1994, employing him as its President and Chief Executive Officer until August 31, 1997. The agreement called for a base salary of $125,000 for the first year, $137,000 for the second year and $150,000 for the third year, payable in equal monthly installments. In addition to salary, Mr. Schmid is entitled to receive cost-of-living increases based upon increases in the applicable consumer price index. The agreement also provided Mr. Schmid with a yearly cash bonus equal to 3% of the Company's pre-tax net revenues, a severance package equal to the greater of $2,500,000 or 10% of the Company's net worth, or if Mr. Schmid terminated the agreement for "good reason", an amount equal to 300% of his base compensation, and certain other benefits.

    In January 1996, Mr. Schmid and the Company agreed to terminate the employment agreement, and Mr. Schmid agreed to resign as President of the Company effective upon the election of a new President. On March 3, 1996, Mr. Schmid resigned as President and Chief Executive Officer and the Board elected James A. Fish as President and Chief Executive Officer of the Company following Fred R. Schmid's resignation. On April 24, 1996, Mr. Schmid resigned as Chairman of the Board. He has been engaged as a consultant for the Company for a fee of $7,965 a month through December 31, 1996. He will retain his stock options and rights under the Plan to purchase up to 250,000 shares of the Common Stock of the Company for $1.60 per share through the end of the year 2000. In addition, the Company has released Mr. Schmid from any claims which the Company has or might have as a result of all actions taken or omitted by Mr. Schmid in his capacities as an officer, director or employee of the Company, unless the Company can demonstrate that he committed a criminal or deliberately fraudulent act resulting in actual damages to the Company.

    STEPHEN J. SCHMID. On September 5, 1995, the Company entered into an agreement with Stephen J. Schmid, then the Company's Vice President, Treasurer and corporate Secretary, to become effective only if there is a "change in control" of the Company as defined in the agreement. If such "change in control" occurs, the Company agreed to continue Mr. Schmid's employment for a period of 24 months thereafter, unless Mr. Schmid elects to terminate the agreement after 12 months, at an annual base salary essentially equal to Mr. Schmid's base salary immediately before the change in control. In addition, Mr. Schmid is entitled to terminate the agreement and to receive his salary for the balance of the 12 to 24 month period for "good reason" as defined in the agreement.

    In January 1996, Mr. Schmid and the Company agreed to terminate the agreement, and Mr. Schmid agreed to resign as an officer and director of the Company effective upon the election of a new Vice

President, Treasurer or corporate Secretary. On March 3, 1996, the Board elected Wayne Schoonmaker as Treasurer and Secretary of the Company upon Stephen J. Schmid's resignation. Mr. Schmid has been engaged as a consultant for the Company for a fee of $5,850 per month from January 1, 1996 through September 30, 1996, reduced by any compensation he earns from new employment during the period from April 1, 1996 through September 30, 1996. He will retain his stock options and rights under the Plan to purchase up to 175,000 shares of Common Stock of the Company for $1.60 per share through the end of the year 2000. In addition, the Company has released Mr. Schmid from any claims which the Company has or might have as a result of all actions taken or omitted by Mr. Schmid in his capacities as an officer, director or employee of the Company unless the Company can demonstrate that he committed a criminal or deliberately fraudulent act resulting in actual damages to the Company.

    JAMES A. FISH. On March 28, 1996, the Board approved a compensation arrangement for Mr. Fish, the Company's President, at the annual rate of $90,000, payable each month in the form of $3,750 in cash and $3,750 in shares of restricted Common Stock based on 60% of the average of the "asked" market price quotations for the Common Stock during the preceding calendar month. The aggregate compensation payable to Mr. Fish during 1996, without attributing any value to the 40% discounted price of the stock, is expected to total $75,000.

                             STOCKHOLDER PROPOSALS

    Proposals by stockholders of the Company to be presented at the 1997 Annual Meeting of Stockholders must be received by the Company no later than March 10, 1997 to be included in the Company's Proxy Statement and proxy for that meeting. The proponent must be a record or beneficial owner entitled to vote on his or her proposal at the next Annual Meeting and must continue to own such security entitling him or her to vote through that date on which the meeting is held.

                                 ANNUAL REPORT

    The Annual Report to Stockholders concerning the Company's operations during the fiscal year ended December 31, 1995, including certified financial statements as of and for the year then ended, has previously been furnished to stockholders. The Annual Report is attached to and incorporated in this Proxy Statement and should be considered part of the soliciting material.

                                 OTHER MATTERS

    The Board of Directors knows of no other business to be presented at the Special Meeting of Stockholders. If other matters properly come before the Special Meeting, the persons named in the accompanying form of proxy intend to vote on such other matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          Wayne Schoonmaker,
                                            SECRETARY
June   , 1996

                                                                       EXHIBIT A

    Article Fourth of the Company's Certificate of Incorporation , as heretofore amended and restated, is amended by striking out Article Fourth thereof and by substituting in lieu of said Article the following new Article:

    "FOURTH: The total number of shares of all classes of stock which the corporation is authorized to issue is FIFTY MILLION (50,000,000) shares consisting of (a) 48,000,000 shares of common stock, each of which is to have a par value of $.0001 (the "Common Stock"), and (b) 2,000,000 shares of preferred stock, each of which is to have a par value of $.001 (the "Preferred Stock"), with such rights, preferences, limitations and other characteristics as two-thirds of the members of the Board of Directors from time to time may determine".

    The designations, relative rights, preferences and limitations of the shares of Common Stock and Preferred Stock are as follows:

A.  COMMON STOCK.

    VOTING.   The holders of Common Stock shall  at all times vote as one class, with each holder of record entitled to one vote for each share held. A holder of shares of Common Stock shall have no right to cumulate his votes.

    DIVIDENDS. Each issued and outstanding share of Common Stock shall entitle the holder thereof to receive dividends (whether payable in cash, stock or otherwise), when, as and if declared by the board of directors of this corporation out of funds legally available therefore, SUBJECT, HOWEVER, to the right of the holders of the Preferred Stock to first receive dividends payable with respect to the Preferred Stock if and as fixed by the board of directors of the corporation.

    LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of any liquidation, dissolution or winding up of the affairs of this corporation, whether voluntary or involuntary, each issued and outstanding share of Common Stock shall entitle the holder of record thereof to receive ratably and equally all the assets and funds of this corporation available for distribution to its shareholders, whether from capital or surplus, SUBJECT, HOWEVER, to the rights of the holders of the Preferred Stock to first receive such assets and funds with respect to the Preferred Stock if and as fixed by the board of directors of the Corporation.

    PREEMPTIVE RIGHTS. A holder of shares of Common Stock shall not be entitled to preemptive rights to acquire additional shares of capital stock of this corporation.

B.  PREFERRED STOCK.

    BOARD DETERMINATION OF CERTAIN CHARACTERISTICS. The Board of Directors of this corporation, if it obtains the votes of two-thirds of its members, will be able to authorize, subject to the limitations prescribed by law and the provisions hereof, at its option, from time to time to divide all or any part of the Preferred Stock into series thereof; to establish from time to time the number of shares to be included in any such series; to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof; and to determine variations, if any, between any series so established as to all matters, including, but not limited to, the determination of the following:

        (a) the number of shares constituting each such series and the distinctive designation of such series;

        (b) the rate of dividend, if any, and whether dividends shall be cumulative or noncumulative;

        (c) the voting power of holders of such series, if any, including, without limitation, the vote or fraction of vote to which such holder may be entitled, the events upon the occurrence of which such holder may be entitled to vote, and any restrictions or limitations upon the right of such holder to vote, except on such matters as may be required by law;

        (d) whether or not such series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates after which the shares constituting such series shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

        (e) the extent, if any, to which such series shall have the benefit of any sinking fund provisions for redemption or repurchase of shares;

        (f) the rights, if any, of such series in the event of the dissolution of this corporation or upon any distribution of these assets of this corporation, including, with respect to the voluntary or involuntary liquidation, dissolution or winding up of this corporation, the relative rights of priority, if any, of payment shares of such series;

        (g) whether or not the shares of such series shall be convertible and, if so, the terms and conditions in which shares of such series shall be so convertible; and

        (h)  such   other  powers,   designations,  preferences   and   relative
    participation, optional or other special rights, and such qualifications, limitations or restrictions thereon as are permitted by law.

                                   EXHIBIT B

                           HANOVER GOLD COMPANY, INC.
                                1995 STOCK PLAN

SECTION.  ESTABLISHMENT, PURPOSE, AND EFFECTIVE DATE OF PLAN

    ESTABLISHMENT. Hanover Gold Company, Inc., a Delaware corporation (the "Company") hereby establishes the "1995 STOCK PLAN" (the "Plan") for its key employees, directors and advisors. The Plan permits the grant of Stock Options, Stock Appreciation Rights and Restricted Stock.

    PURPOSE. The purpose of the Plan is to advance the interests of the Company and its Subsidiaries and promote continuity of management by encouraging and providing key employees, directors and advisors with the opportunity to acquire an equity interest in the Company and to participate in the increase in shareholder value as reflected in the growth in the price of the shares of the Company's Stock and by enabling the Company to attract and retain the services of key employees and directors upon whose judgment, interest, skills, and special effort the successful conduct of its operations is largely dependent.

    EFFECTIVE DATE. The Plan shall become effective on the date it is adopted by the Board of Directors of the Company, subject to the approval by the affirmative votes of the holders of a majority of the shares of the Stock.

SECTION.  DEFINITIONS; CONSTRUCTION

    DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

    (a) "Act" means the Securities Exchange Act of 1934, as amended.

    (b)  "Board"  means  the Board  of  Directors  of the  Company,  which shall
determine  all   matters  concerning   Options,  Restricted   Stock  and   Stock
Appreciation Rights granted to Eligible Directors.

    (c) "Change in Capitalization" means any increase or reduction in the number of shares of Stock, or any change (including, but not limited to, a change in value) in the shares of Stock or exchange of shares of Stock for a different number or kind of shares or other securities of the Company or any other corporation or other entity, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, extraordinary dividend, property dividend, combination or exchange of shares or otherwise.

    (d) A "Change in Control" means an event or series of events after the Effective Date by which (i) any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of more than 50% of the aggregate voting power of all the capital stock of the Company normally entitled to vote in the election of directors or (ii) during any period of two consecutive calendar years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination was previously so approved) cease for any reason to constitute a majority of the directors then in office.

    (e) "Code" means the Internal Revenue Code of 1986, as amended.

    (f) "Committee" means a committee of the Board designated to administer the Plan consisting solely of two or more members of the Board who are "disinterested" within the meaning of Rule 16b-3 under the Act or "outside directors" within the meaning of Section 162(m) of the Code. If no Committee is designated or is administering the Plan, all references to the Committee herein shall refer to the Board, the decisions of which shall be made by "disinterested" members and "outside directors" as aforesaid.

    (g) "Company" means Hanover Gold Company, Inc., a Delaware corporation, and any successors thereto.

    (h) "Disability" means the inability to engage in any substantial activity by reason of any medically determinable, physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months.

    (i) "Eligible Employee" means any key employee designated by the Committee as eligible to participate in the Plan pursuant to Subsection 3.1. "Eligible Director" means a director of the Company or a Subsidiary designated by the Board to participate in the Plan pursuant to Subsection 3.1.

    (j) "Fair Market Value" means the mean of the high and low prices at which a share of the Stock is reported to have traded on the relevant date as reported on the NASDAQ Electronic Interdealer Quotation System ("NASDAQ System"); and if there is no trade on such date, the Fair Market Value means the mean of the low asked and high bid prices on such date as reported on the NASDAQ System. If the principal market for the Stock becomes a national securities exchange then the Fair Market Value means the mean of the high and low prices at which a share of the Stock is reported to have traded on the relevant date; and if there is no trade on the relevant date, the Fair Market Value shall mean the mean of the low asked and high bid prices on such date. If no Fair Market Value has been established in accordance with the foregoing, Fair Market Value shall be the value established by the Board in good faith and, in the case of an incentive stock option, in accordance with Section 422 of the Code.

    (k) "Option" means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan an Option may be either (i) an "incentive stock option" within the meaning of Section 422 of the Code or
(ii) a "nonstatutory stock option."

    (l) "Option Agreement" means the agreement evidencing the grant of an Option as described in Subsection 6.2.

   (m) "Option Price" means the price at which Stock may be purchased pursuant to an Option.

    (n) "Optionee" means a person to whom an Option has been granted under the Plan.

    (o) "Participant" means an Eligible Employee or an Eligible Director who has been granted and, at the time of reference, holds an Option Restricted Stock or Stock Appreciation Right.

    (p) "Period of Restriction" means the period during which shares of Restricted Stock are subject to restrictions pursuant to Section 9 of the Plan.

    (q) "Restricted Stock" means Stock granted pursuant to Section 9 of the Plan.

    (r) "Stock" means the Common Stock of the Company, par value of $.001 per share.

    (s) "Stock Appreciation Right" means the right to receive the increase in the value of Stock subject to an Option in lieu of purchasing such Stock.

    (t) "Subsidiary" means any present or future subsidiary of the Company, as defined in Section 424(f) of the Code.

    NUMBER. Except when otherwise indicated by the context, the singular shall include the plural, and the plural shall include the singular.

SECTION.  ELIGIBILITY AND PARTICIPATION

    ELIGIBILITY AND PARTICIPATION. Eligible Employees in the Plan shall be selected by the Committee from among those officers and other key employees of the Company and its Subsidiaries who, in the opinion of the Committee, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success. Eligible Directors in the Plan shall be selected by the Board based on its opinion that their judgment, interest in the Company and special efforts on behalf of the Company warrant their selection.

SECTION.  STOCK SUBJECT TO PLAN

    NUMBER. The total number of shares of Stock subject to issuance under the Plan shall not exceed 4,000,000, of which not more than 800,000 shares shall be reserved for Eligible Directors. The maximum number of shares of Stock with respect to which Options or Stock Appreciation Rights may be granted to any person during the term of the Plan cannot exceed 250,000. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose. The numbers of shares of Stock referred to herein shall be subject to adjustment upon occurrence of any of the events indicated in Subsection 4.5.

    UNUSED STOCK; UNEXERCISED RIGHTS. If any shares of Stock are subject to an Option, which for any reason expires or is terminated unexercised as to such shares, or any shares of Stock subject to a Restricted Stock grant made under the Plan are reacquired by the Company pursuant to Section 9 of the Plan, such shares shall again become available for issuance under the Plan.

    EXERCISE OF STOCK APPRECIATION RIGHT. Whenever a Stock Appreciation Right is exercised and payment of the amount determined in Subsection 8.1 (b) is made in cash, the shares of Stock allocable to the portion of the Option surrendered may again be the subject of Options or Restricted Stock hereunder. Whenever a Stock Appreciation Right is exercised and payment of the amount determined in Subsection 8.1 (b) is made in shares of Stock, no shares of Stock with respect to which the Stock Appreciation Right is exercised may again be the subject of Options or Restricted Stock hereunder.

    RESTRICTED  STOCK.  Whenever  any shares of Stock  are forfeited pursuant to
Section 9 herein, such shares may again be the subject of Options or Restricted Stock hereunder, but only if the Participant had not been paid any dividend or received any other benefit of ownership of such forfeited shares.

    ADJUSTMENT IN CAPITALIZATION.

    (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the (i) maximum number and class of shares of Stock or other securities with respect to which Options or Restricted Stock may be granted under the Plan; (ii) the number and class of shares of Stock or other securities which are subject to outstanding Options or Restricted Stock granted under the Plan, and the purchase price therefor, if applicable; and (iii) the maximum number of shares of Stock or other securities with respect to which Options or Stock Appreciation Rights may be granted during the term of the Plan.

    (b) Any such adjustment in the shares of Stock or other securities subject to outstanding incentive stock options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

    (c) If, by reason of a Change in Capitalization, a grantee of Restricted Stock shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Restricted Stock or shares of Stock subject to the Option, as the case may be, prior to such Change in Capitalization.

SECTION.  DURATION OF PLAN

    DURATION OF PLAN. The Plan shall remain in effect, subject to the Board's right to earlier terminate the Plan pursuant to Subsection 12.3 hereof, until all Stock subject to the Plan shall have been purchased or acquired pursuant to the provisions hereof. Notwithstanding the foregoing, no Option or Restricted Stock may be granted under the Plan on or after the tenth anniversary of the Effective Date.

SECTION.  OPTION GRANTS

    GRANT OF OPTIONS. Subject to Sections 4 and 5, Options may be granted to Eligible Employees or Eligible Directors at any time and from time to time as determined by the Committee or by the Board, as the case may be. The Committee shall have complete discretion consistent with the terms of the Plan in determining whether to grant Options, the number of Options to be granted to each Eligible Employee, and whether an Option is to be an incentive stock option within the meaning of Section 422 of the Code or a nonstatutory stock option. The Board shall have and may exercise such discretion in respect of options to be granted to Eligible Directors. Nothing in this Section 6 of the Plan shall be deemed to prevent the grant of nonstatutory stock options in excess of the maximum established by Section 422 of the Code.

    OPTION AGREEMENT. Each Option shall be evidenced by an Option Agreement that shall specify the type of Option granted, the Option Price, the duration of the Option, the number of shares of Stock to which the Option pertains and such other provisions as the Committee or the Board, as the case may be, shall determine.

    OPTION PRICE. The Option Price for each Option shall be determined by, or in the manner specified by, the Committee in the case of Options for Eligible Employees and by the Board in the case of Options for Eligible Directors; provided that (i) subject to Subsection 4.5 hereof, Options with respect to no more than 750,000 shares of Stock may have an Option Price that is less than the Fair Market Value of the Stock on the date the Option is granted and (ii) in the case of an incentive stock option, no Option shall have an Option Price that is less than the Fair Market Value of the Stock on the date the Option is granted (110% of Fair Market Value in the case of an incentive stock option granted to any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary (a "Ten Percent Stockholder").

    DURATION OF OPTIONS. Each Option shall have a duration of ten years from the time it is granted, except that an incentive stock option granted to a Ten Percent Stockholder shall have a duration of five years from the time it is granted.

    EXERCISE OF EMPLOYEE OPTIONS. Each option granted under the Plan shall not be exercisable for the first 3 months from the time it is granted and thereafter shall be exercisable at such times and be subject to such restrictions and conditions as the Committee or the Board, as the case may be, shall in each instance approve. Such restrictions and conditions need not be the same for each Participant.

SECTION.  TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS

    PAYMENT. The Option Price shall be payable to the Company in full upon exercise of an Option either (i) in cash or its equivalent, (ii) at the discretion of the Committee or the Board, as the case may be, by tendering shares of Stock held by the Optionee for more than six months having a Fair Market Value at the time of exercise equal to the Option Price, or (iii) by a combination of (i) and (ii). The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

    RESTRICTIONS ON STOCK TRANSFERABILITY. The Committee or the Board, as the case may be, may impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including. without limitation, restrictions under applicable Federal securities law, under requirements of any stock exchange upon which such shares of Stock are then listed and under any blue sky or state securities laws applicable to such shares.

    TERMINATION DUE TO RETIREMENT. The Option Agreement may provide that if the employment of the Optionee is terminated, or if the directorship of the Optionee expires, for a reason other than for Cause or following a Change in Control, any outstanding Options granted to the Optionee which are then exercisable shall continue to be exercisable at any time prior to the earlier of the expiration date of the Options and one year after the date of termination, and any Options not then exercisable shall terminate immediately, subject to such exceptions (which shall be set forth in the Option Agreement) as the Committee or the Board may, in its sole discretion, approve.

    TERMINATION DUE TO DEATH OR DISABILITY. The Option Agreement may provide that the rights of an Optionee under any then outstanding Option granted to the Optionee pursuant to the Plan if the employment or directorship of the Optionee is terminated by reason of death or Disability shall survive for up to one year after such death or Disability.

    TERMINATION OF EMPLOYMENT FOR CAUSE. Notwithstanding anything to the contrary herein, if the employment of the Optionee shall terminate for cause or if the Optionee is removed as a director for cause, any then outstanding Option granted pursuant to the Plan to the Optionee shall terminate immediately.

    NONTRANSFERABILITY AND EXERCISABILITY OF OPTIONS. No Option granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to an Optionee under the Plan shall be exercisable during his lifetime only by such Optionee.

SECTION.  STOCK APPRECIATION RIGHTS

    STOCK APPRECIATION RIGHTS. The Committee or the Board, as the case may be, may, in its discretion, in connection with the grant of an Option, grant to the Optionee Stock Appreciation Rights, the terms and conditions of which shall be set forth in an agreement. A Stock Appreciation Right shall cover the same shares of Stock covered by the Option (or such lesser number of shares of Stock as the Committee or the Board may determine) and shall, except as provided in this Section 8, be subject to the same terms and conditions as the related Option. Stock Appreciation Rights shall be subject to the following terms and provisions:

    (a) A Stock Appreciation Right may be granted either at the time of grant, or at any time thereafter during the term of the Option if related to a nonstatutory stock option; or only at the time of grant if related to an incentive stock option.

    (b) A Stock Appreciation Right will entitle the holder of the related Option upon exercise of the Stock Appreciation Right, to surrender such Option or any portion thereof to the extent unexercised, and to receive payment of an amount determined by multiplying (i) the excess of the Fair Market Value of the Stock on the date of exercise of such Stock Appreciation Right over the Option Price under the related Option, by (ii) the number of shares as to which such Stock Appreciation Right has been exercised. Notwithstanding the foregoing, the agreement evidencing the Stock Appreciation Right may limit in any manner the amount payable with respect to any Stock Appreciation Right.

    (c) A Stock Appreciation Right will be exercisable at such time or times and only to the extent that a related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable. A Stock Appreciation Right granted in connection with an incentive stock option shall be exercisable only if the Fair Market Value of the Stock on the date of exercise exceeds the Option Price in the related Option.

    (d) Upon the exercise of a Stock Appreciation Right, the related Option shall be canceled to the extent of the number of shares of Stock as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of shares of Stock as to which the Option is exercised or surrendered.

    (e) A Stock Appreciation Right may be exercised by an Optionee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of shares of Stock with respect to which the Stock Appreciation Right is being exercised. The Optionee shall deliver the agreement evidencing the Stock Appreciation Right being exercised and the agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such agreement to the Optionee.

    (f) Payment of the amount determined under Subsection (b) may be made by the Company in the discretion of the Committee or the Board, as the case may be, solely in whole shares of Stock in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right or solely in cash, or in a combination of cash and Stock. If payment is made in Stock and the amount payable results in a fractional share, payment for the fractional share will be made in cash. Notwithstanding the foregoing, no payment in the form of cash may be made upon the exercise of a Stock Appreciation Right pursuant to Subsection (b) to an officer or director of the Company or a Subsidiary who is subject to Section 16 of the Act, unless the exercise of such Stock Appreciation Right is made either (i) during the period beginning on the third business day and ending on the twelfth business day following the date of release for publication of the Company's quarterly or annual statements of sales and earnings or (ii) pursuant to an irrevocable election to receive cash made at least six months prior to the exercise of such Stock Appreciation Right.

    (g) No Stock Appreciation Right may be exercised within three months after it is granted.

    (h) Subject to the terms of the Plan, the Committee or the Board, as the case may be, may modify outstanding awards of Stock Appreciation Rights or accept the surrender of outstanding awards of Stock Appreciation Rights (to the extent not exercised) and grant new awards in substitution for them. Notwithstanding the foregoing, no modification of an award of Stock Appreciation Rights shall adversely alter or impair any rights or obligations under the agreement granting such Stock Appreciation Rights without the Optionee's consent.

SECTION.  RESTRICTED STOCK

    GRANT OF RESTRICTED STOCK. Subject to Sections 4 and 5, the Committee or the Board, as the case may be, at any time and from time to time, may grant Restricted Stock under the Plan to such Eligible Employees and Eligible Directors and in such amounts as it determines in its sole discretion. Each grant of Restricted Stock shall be made pursuant to a written agreement which shall contain such restrictions, terms and conditions as the Committee or the Board may determine in its discretion. Restrictions upon Restricted Stock shall be for such period or periods (herein called "Period(s) of Restriction") and on such terms and conditions as the Committee or the Board may, in its discretion, determine.

    TRANSFERABILITY. Except as provided in this Section 9, the shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated for such period of time as shall be determined by the Committee or the Board, as the case may be, and shall be specified in the Restricted Stock grant, or upon earlier satisfaction of other conditions set forth in the Restricted Stock grant; provided that Restricted Stock granted to officers, directors or any person who owns, directly or indirectly, more than 10% of any class of equity security of the Company which is registered pursuant to Section 12 of the Act may not be sold for at least six months after the date of grant.

    OTHER RESTRICTIONS. The Committee or the Board, as the case may be, may impose such other restrictions on any shares of Restricted Stock granted to any Participant pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and shall legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

    CERTIFICATE LEGEND.   In  addition  to any  legends placed  on  certificates
pursuant to Subsection 9.3 hereof, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

    "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in Hanover Gold Company, Inc.'s 1995 Stock Plan and Restricted Stock agreement dated [TO BE COMPLETED WITH THE DATE OF GRANT]. A copy of the Plan and such Restricted Stock agreement may be obtained from the Secretary of Hanover Gold Company, Inc."

    REMOVAL OF RESTRICTIONS. Except as otherwise provided in this Section 9, shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the shares are released from the restrictions, the Participant shall be entitled to have the legend required by Subsection 9.4 removed from his stock certificate.

    VOTING RIGHTS.    During the  Period  of Restriction,  Participants  holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares.

    DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in shares of Stock, such shares shall be subject to the same restrictions as the shares of Restricted Stock with respect to which they were paid.

SECTION.  BENEFICIARY DESIGNATION

    10.1 BENEFICIARY DESIGNATION. Subject to Subsections 7.6 and 9.2, each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee and will be effective only when filed by the Participant in writing with the Committee during the life time of the Participant. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the estate of the Participant.

SECTION.  RIGHTS OF PARTICIPANTS

    EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment, directorship or service at any time nor confer upon any Participant any right to continue in the employ or service or as a director of the Company. No person shall have a right to be selected as an Eligible Employee or an Eligible Director or, having been so selected, to be selected again as an Optionee or recipient of Restricted Stock. The preceding sentence shall not be construed or applied so as to deny a person any participation in the Plan solely because he or she was a Participant in connection with a prior grant of benefits under the Plan.

SECTION.  ADMINISTRATION; POWERS AND DUTIES OF THE COMMITTEE AND THE BOARD

    ADMINISTRATION. The Committee shall be responsible for the administration of the Plan as it applies to Eligible Employees, and the Board shall be responsible for the administration of the Plan as it applies to Eligible Directors; provided that if no Committee is designated or is administering the Plan as it applies to Eligible Employees, all references to the Committee shall be to the Board, subject to Subsection 2.1(f). The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever. No member of the Committee shall be personally liable for any action, determination or interpretation made or taken with respect to the Plan, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation.

    CHANGE IN  CONTROL.   Without limiting  the authority  of the  Committee  as
provided herein, the Committee, either at the time Options or shares of Restricted Stock are granted, or, if so provided in the applicable Option Agreement or Restricted Stock grant, at any time thereafter, shall have the authority to take such actions as it deems advisable, including the right to accelerate in whole or in part the exercisability of Options and/or to reduce the Period of Restriction upon a Change in Control. The Option Agreements and Restricted Stock grants approved by the Committee may contain provisions which, if there is a Change in Control, accelerate the exercisability of Options and/or the Period of Restriction automatically or at the discretion of the Committee or if the Change in Control is approved by a majority of the members of the Board or depending such other criteria as the Committee may specify. Nothing herein shall obligate the Committee to take any action upon a Change in Control.

    AMENDMENT, MODIFICATION AND TERMINATION OF PLAN. The Board may at any time terminate, and from time to time may amend or modify the Plan provided, however, that no such action of the Board, without approval of the stockholders, may:

    (a) increase the total amount of Stock which may be issued under the Plan, except as provided in Subsection 4.5 of the Plan;

    (b) materially increase the cost of the Plan or materially increase the benefits to Participants;

    (c) extend the period during which Options or Restricted Stock may be granted;

    (d) extend the maximum period after the date of grant during which Options may be exercised; or

    (e) change the class of individuals eligible to receive Options or Restricted Stock.

    Any amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 of the Act or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. No amendment, modification or termination of the Plan shall in any manner adversely affect any Options or Restricted Stock theretofore granted to any Participant under the Plan, without the consent of that Participant.

    INTERPRETATION. Unless otherwise expressly stated in the relevant Agreement, any grant of Options, Stock Appreciation Rights and Restricted Stock is intended to be performance-based compensation within the meaning of 162(m)(4)(C) of the Code. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options, Stock Appreciation Rights or Restricted Stock if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options to fail to qualify as such performance-based compensation.

SECTION.  TAX WITHHOLDING

    TAX WITHHOLDING. At such times as a Participant recognizes taxable income in connection with the receipt of shares, securities, cash or property hereunder (a "Taxable Event"), the Participant shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to a Participant an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of his obligation to pay Withholding Taxes to the Company, the Participant may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the shares of Stock then issuable to him having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes, provided that in respect of a Participant who may be subject to liability under Section 16(b) of the Act, either: (i) the Tax Election is made at least six months prior to the date of the Taxable Event and the Tax Election is irrevocable with respect to all Taxable Events of a similar nature occurring prior to the expiration of six months following a revocation of the Tax Election; or (ii) in the case of the exercise of an Option (A) the Optionee makes the Tax Election at least six months after the date the Option was granted, (B) the Option is exercised during the ten (10) day period beginning on the third business day and ending on the twelfth business day following the release for publication of the Company's quarterly or annual statement of sales and earnings (a "Window Period"), and (C) the Tax Election is made during the Window Period in which the related Option is exercised or prior to such Window Period and subsequent to the immediately preceding Window Period; or (iii) in the case of a Taxable Event relating to the grant of shares of Restricted Stock
(A) the Participant makes the Tax Election at least six months after the date such stock was granted and (B) the Tax Election is made (x) in the case of a Taxable Event occurring within a Window Period, during the Window Period in which the Taxable Event occurs, or (y) in the case of a Taxable Event not occurring within a Window Period, during the Window Period immediately preceding the Taxable Event relating to such Restricted Stock. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, (i) modify the provisions of this Subsection 13.1 or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under
Section 16(b) of the Act.

SECTION.  REQUIREMENTS OF LAW

    REQUIREMENTS OF LAW. The granting of Options or Restricted Stock, and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

    GOVERNING LAW. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

    LISTING, ETC. Each Option or share of Restricted Stock is subject to the requirement that, if at any time the Committee or the Board, as the case may be, determines, in its discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Stock, no Options or Restricted Stock shall be granted or payment made or shares of Stock issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been affected or obtained free of any conditions which are unacceptable to the Committee or the Board, acting in good faith.

    14.4 RESTRICTION ON TRANSFER. Notwithstanding anything contained in the Plan or any Agreement to the contrary, if the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by said Act, and Rule 144 or other regulations thereunder. The Committee or the Board, as the case may be, may require anyone receiving Stock pursuant to an Option or Restricted Stock granted under the Plan, as a condition precedent to receiving such Stock, to represent and warrant to the Company in writing that such Stock is being acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under said Act, or the rules and regulations promulgated thereunder. The certificates evidencing any shares of such Stock shall be appropriately legend to reflect their status as restricted securities.


    The Plan further provides that the Company may from time-to-time or at any time advance funds to holders of Options granted under the Plan on a short-term basis solely for the purpose of enabling such holders to exercise their Options. All such advances will be evidenced in writing, will provide for the payment of interest on terms then prevailing and will be secured by pledges of the common stock issuable upon the exercise of the Options and if such common stock is to be resold, the proceeds of such sale. It is presently anticipated that no such advance will remain outstanding for more than a period of thirty days.

                                                                   EXHIBIT 10(V)

                          PLAN AND AGREEMENT OF MERGER
                 OF GROUP S LIMITED AND HANOVER RESOURCES, INC.
                        INTO HANOVER GOLD COMPANY, INC.

    AGREEMENT OF MERGER made as of this 1st day of March, 1996, between Group S Limited, a Montana Corporation (hereinafter called the "First Company"), Hanover Resources, Inc., a New York corporation (hereinafter called the "Second Company"), and Hanover Gold Company, Inc., a Delaware Corporation (hereinafter called the "Third Company").

    WHEREAS, the First Company has an authorized capital stock consisting of 160,000 shares of Common Stock, par value $.01 per share, of which 124,000 shares have been duly issued and are now outstanding, and

    WHEREAS, the Second Company has an authorized capital stock consisting of 2,150,000 shares of Common Stock, par value $.01 per share, of which 2,137,971 shares have been duly issued and are now outstanding, and

    WHEREAS, the Third Company has an authorized capital stock consisting of 25,000,000 shares of Common Stock, par value $.0001 per share, of which 12,472,678 shares have been duly issued and are now outstanding, and

    WHEREAS, the Boards of Directors of the First Company, the Second Company, and the Third Company, respectively, deem it advisable and generally to the advantage and welfare of the three corporate parties and their respective shareholders that the First Company and the Second Company merge with and into the Third Company under and pursuant to the provisions of the Business Corporation Act of Montana, the Business Corporation Law of New York and the General Corporation Law of Delaware.

    NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and of the mutual benefits hereby provided, it is agreed by and between the parties hereto as follows:

    1. MERGER. The First Company and the Second Company shall be and each of them hereby is merged with and into the Third Company.

    2. EFFECTIVE DATE. This Agreement of Merger shall become effective immediately upon compliance with the laws of the States of Montana, New York and Delaware, the time of such effectiveness being hereinafter called the "Effective Date".

    3. SURVIVING CORPORATION. The Third Company shall survive the merger herein contemplated and shall continue to be governed by the laws of the State of Delaware, but the separate corporate existence of the First Company and the Second Company shall cease forthwith upon the Effective Date.

    4. AUTHORIZED CAPITAL. The authorized capital stock of the Third Company following the Effective Date shall be 50,000,000 shares, consisting of 48,000,000 shares of Common Stock, par value $.00001 per share and 2,000,000 shares of Preferred Stock, par value $.001 per share, unless and until the same shall be changed in accordance with the laws of the State of Delaware.

    5. CERTIFICATE OF INCORPORATION. The Certificate of Incorporation set forth as Appendix A hereto shall be the Certificate of Incorporation of the Third Company following the Effective Date unless and until the same shall be amended or repealed in accordance with the provisions thereof, which power to amend or repeal is hereby expressly reserved, and all rights or powers of whatsoever nature conferred in such Certificate of Incorporation or herein upon any shareholder or director or officer of the Third Company or upon any other persons whomsoever are subject to the power thus reserved. Such Certificate of Incorporation shall constitute the Certificate of Incorporation of the Third Company separate and apart from this Agreement of Merger and may be separately certified as the Certificate of Incorporation of the Third Company.

    6. BYLAWS. The Bylaws of the Third Company as they exist on the Effective Date shall be the Bylaws of the Third Company following the Effective Date unless and until the same shall be amended or repealed in accordance with the provisions thereof.

    7. BOARD OF DIRECTORS AND OFFICERS. The members of the Board of Directors and the officers of the Third Company immediately after the Effective Date shall be those persons who were the members of the Board of Directors and the officers, respectively, of the Third Company immediately prior to the Effective Date, and such persons shall serve in such offices, respectively, for the terms provided by law or in the Bylaws, and until their respective successors are elected and qualified.

    8. FURTHER ASSURANCE OF TITLE. If the Third Company should determine or be advised that any acknowledgements or assurances in law or other similar actions are necessary or desirable in order to acknowledge or confirm in and to the Third Company any right, title, or interest of the First Company or the Second Company held immediately prior to the Effective Date, the First Company or the Second Company and their respective officers and directors shall execute and deliver all such acknowledgements or assurances in law and do all things necessary or proper to acknowledge or confirm such right, title, or interest in the Third Company as shall be necessary to carry out the purposes of this Agreement of Merger, and the Third Company and the proper officers and directors thereof are fully authorized to take any and all such action in the name of the First Company or the Second Company, as the case may be, or otherwise.

    9. STATUS OF OUTSTANDING STOCK OF THE THIRD COMPANY. Upon the Effective Date, none of the shares of the Common Stock of the Third Company currently issued and outstanding shall be retired or changed, and such shares of Common Stock and other issued and outstanding securities of the Third Company shall remain issued and outstanding in respect thereof, except that the 3,625,000 shares of Common Stock of the Third Company held by the Second Company shall be retired and restored to authorized and unissued Common Stock of the Third Company.

    10. CONVERSION AND OTHER TREATMENT OF OUTSTANDING STOCK OF THE FIRST COMPANY AND THE SECOND COMPANY.

    A. FIRST COMPANY SHARES. Forthwith upon the Effective Date, the issued and outstanding shares of Common Stock of the First Company and all rights in respect thereof, except for the 74,000 shares owned by the former shareholders of The Hanover Group, Inc., shall be converted into 1,192,596 fully paid and nonassessable shares of Common Stock of the Third Company at the rate of
23.85192 shares of the Third Company for each share of the First Company. The 74,000 shares owned by the former shareholders of The Hanover Group, Inc. and all rights in respect thereof shall be converted into 1,958,130 fully paid and non-assessable shares of Common Stock of the Third Company at the rate of
26.46122 shares of the Third Company for each share of the First Company. The former shareholders of The Hanover Group, Inc. shall contribute to the capital of the Third Company 193,220 shares of the Third Company that they receive by virtue of their holdings of Common Stock of the First Company. Each certificate nominally representing shares of Common Stock of the First Company shall for all purposes be deemed to evidence the ownership of the number of shares of Common Stock of the Third Company into which they are converted as aforesaid.

    B. SECOND COMPANY SHARES. Forthwith upon the Effective Date, each of the issued and outstanding shares of Common Stock of the Second Company and all rights in respect thereof, except for 191,680 shares owned by Fred R. Schmid and 833,734 shares owned by the First Company, shall be converted into 2,612,980 fully paid and nonassessable shares of Common Stock of the Third Company at the rate of 2.34862 shares of the Third Company for each share of the Second Company, and (1) each of the 191,680 shares of Common Stock of the Second Company owned by Fred R. Schmid and all rights in respect thereof shall be converted into 325,000 fully paid and non-assessable shares of Common Stock of the Third Company, at the rate of 1.69553 shares of the Third Company for each share of the Second Company, and (2) the 833,734 shares of the Second Company owned by the First Company, being the equivalent of the 1,958,130 shares of the Third Company to be received by the former shareholders of The Hanover Group, Inc. with respect to their holdings in the First Company pursuant to subparagraph A of this paragraph 10, shall be canceled and extinguished. Each certificate nominally representing shares of Common Stock of the Second Company shall for all purposes be deemed to evidence the ownership of the number of shares of Common Stock of the Third Company into which they are converted as aforesaid.

    C. STOCK CERTIFICATES. The holders of all certificates representing shares of the First Company or the Second Company shall not be required immediately to surrender the same in exchange for certificates of

Common Stock in the Third Company but, as certificates nominally representing shares of Common Stock of the First Company or the Second Company are surrendered for transfer, the Third Company will cause to be issued certificates representing shares of Common Stock of the Third Company. At any time after the Effective Date, upon surrender by any holder of certificates nominally representing shares of Common Stock of the First Company or the Second Company, the Third Company will cause to be issued therefor certificates for the number of shares of Common Stock of the Third Company to which such holder is entitled under this Paragraph 10.

    11. RIGHTS AND LIABILITIES OF THIRD COMPANY. At and after the Effective Date, the Third Company shall succeed to and possess, without further act or deed, all of the estate, rights, privileges, powers, and franchises, both public and private, and all of the property, real, personal, and mixed, of each of the parties hereto; all debts and accounts due to the First Company and the Second Company shall be vested in the Third Company; all claims, demands, property, rights, privileges, powers and franchises and every other interest of any of the parties hereto shall be as effectively the property of the Third Company as they were of the respective parties hereto; the title to any real estate vested by deed or otherwise in the First Company or the Second Company shall not revert or be in any way impaired by reason of the merger, but shall be vested in the Third Company; all rights of creditors and all liens upon any property of any of the parties hereto shall be preserved unimpaired, limited in lien to the property affected by such lien at the Effective Date; all debts, liabilities, and duties of the respective parties hereto shall thenceforth attach to the Third Company and may be enforced against it to the same extent as if such debts, liabilities, and duties had been incurred or contracted by it; and the Third Company shall indemnify and hold harmless the officers and directors of each of the parties hereto against all such debts, liabilities and duties and against all claims and demands arising out of the merger.

    12. BOOK ENTRIES. The merger contemplated hereby shall be treated as a purchase, and as of the Effective Date, entries shall be made upon the books of the Third Company, consistent with such treatment and in accordance with the following:

        (a) The assets and liabilities of the First Company and the Second Company shall be recorded at the amounts at which they are carried on their respective books immediately prior to the Effective Date with appropriate adjustment to reflect the retirement of the 3,625,000 shares of Common Stock of the Third Company presently issued, outstanding and held by the Second Company.

        (b) There shall be credited to Capital Account of the Third Company the aggregate par value of all shares of the Common Stock of the Third Company resulting from the conversion of the outstanding Common Stock of the First Company and the Second Company in accordance herewith.

        (c) There shall be credited to Capital Surplus Account (or its equivalent) of the Third party an amount equal to the Capital Surplus Accounts (or their equivalent) of the First Company and the Second Company immediately prior to the Effective Date.

        (d) There shall be credited to Earned Surplus Account (or its equivalent) of the Third Party an amount equal to the Earned Surplus Accounts (or their equivalent) of the First Company and the Second Company immediately prior to the Effective Date.

    13. SERVICE OF PROCESS ON THIRD COMPANY. The Third Company agrees that it may be served with process in (a) the State of Montana in any proceeding for enforcement of any obligation of the First Company as well as for the enforcement of any obligation of the Third Company arising from the merger, including any suit or other proceeding to enforce the right of any shareholder, if any, as determined in appraisal proceedings pursuant to the provisions of the Business Corporation Act of Montana; and (b) the State of New York in any
proceeding for enforcement of any obligation of the Second Company as well as for the enforcement of any obligation of the Third Company arising from the merger, including any suit or other proceeding to enforce the right of any shareholder, if any, as determined in appraisal proceedings pursuant to the
provisions of the Business Corporation Law of        New York.

    14. TERMINATION. This Agreement of Merger may be terminated and abandoned by action of the Board of Directors of the First Company or the Board of Directors of the Second Company at any time prior to the Effective Date, whether before or after approval of the merger by the shareholders of the three corporate parties hereto.

    15. PLAN OF REORGANIZATION. This Agreement of Merger constitutes a Plan of Reorganization to be carried out in the manner, on the terms and subject to the conditions herein set forth.

    16. EXPENSES AND RIGHTS OF DISSENTING SHAREHOLDERS. The Third Company shall pay all expenses of carrying this Agreement of Merger into effect and of accomplishing the merger, including amounts, if any, to which dissenting shareholders of the First Company or the Second Company may be entitled by reason of this merger.

    IN WITNESS WHEREOF each of the corporate parties hereto, pursuant to authority duly granted by its Board of Directors, has caused this Agreement of Merger to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary and its corporate seal to be hereunto affixed.

Corporate Seal                            GROUP S LIMITED
                                          (First Company)

ATTEST:

                                     BY:
- -----------------------------------       -----------------------------------
             Secretary

Corporate Seal                            HANOVER RESOURCES, INC.
                                          (Second Company)

ATTEST:

                                     BY:
- -----------------------------------       -----------------------------------
             Secretary

Corporate Seal                            HANOVER GOLD COMPANY, INC.
                                          (Third Company)

ATTEST:

                                     BY:
- -----------------------------------       -----------------------------------
             Secretary

                          CERTIFICATE OF THE SECRETARY
                                       OF
                           HANOVER GOLD COMPANY, INC.
                            (A DELAWARE CORPORATION)


    I, Wayne Schoonmaker, the Secretary of Hanover Gold Company, Inc. (the "Corporation"), hereby certify that the Agreement of Merger to which this certificate is attached, after having been first duly signed on behalf of the Corporation by the President and Secretary under the corporate seal of the Corporation, was duly approved and adopted at a meeting of the stockholders of
the Corporation held on             ,  1996 by the holders of a majority of  the
outstanding stock entitled to vote thereon.


    WITNESS my hand and seal of said        this day of            , 1996.

(CORPORATE SEAL)
                                          -----------------------------------
                                                       Secretary

                            HANOVER RESOURCES, INC.
                                 AUDITED REPORT
                              FOR THE YEARS ENDED
                          DECEMBER 31, 1994, AND 1995,
                               AND FOR THE PERIOD
                APRIL 26, 1990 (INCEPTION) TO DECEMBER 31, 1995

                          INDEPENDENT AUDITOR'S REPORT



Board of Directors
Hanover Resources, Inc.
Roslyn, New York



    We have audited the accompanying balance sheet of Hanover Resources, Inc. as of December 31, 1995 and December 31, 1994 and the related statements of income
(loss) and accumulated deficit and cash flows for the years then ended, and for the period April 26, 1990 (inception) to December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.



    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hanover Resources, Inc. as of December 31, 1995 and 1994, and the results of its operations and cash flows for each of the years then ended, and April 26, 1990 (inception) to December 31, 1995, in conformity with generally accepted accounting principles.



    As discussed in Note 11, the Company has been in the development stage since April 26, 1990.



May 16, 1996

                            HANOVER RESOURCES, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEET

                                     ASSETS

                                                                                       DECEMBER 31,  DECEMBER 31,
                                                                                           1994          1995
                                                                                       ------------  ------------
Current Assets
  Cash...............................................................................   $   40,621    $    2,178
  Prepaid Income Taxes...............................................................   $   35,000    $   31,000
  Prepaid Fees.......................................................................   $        0    $    1,167
                                                                                       ------------  ------------
      Total Current Assets...........................................................   $   75,621    $   34,345
                                                                                       ------------  ------------
Other Assets
  Patented (Deeded) and Claims (Note 4)..............................................    1,246,360     1,342,720
  Investment in Hanover Gold Company, Inc. (Note 5)..................................            0             0
  Loan Receivable Shareholders (Note 6)..............................................       71,800         8,000
  Due from Affiliated Company (Note 12)..............................................      505,030       534,038
                                                                                       ------------  ------------
      Total Other Assets.............................................................   $1,823,190    $1,884,758
                                                                                       ------------  ------------
      Total Assets...................................................................   $1,898,811    $1,919,103
                                                                                       ------------  ------------
                                                                                       ------------  ------------

                                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Accrued Expenses (Note 7)..........................................................   $  248,542    $   92,536
                                                                                       ------------  ------------
      Total Current Liabilities......................................................   $  248,542    $   92,536
                                                                                       ------------  ------------
Long Term Liabilities
  Due to Affiliated Companies (Note 12)..............................................      665,221       849,105
  Notes Payable and Accrued Interest (Note 8)........................................      291,856             0
  Option Payment.....................................................................           90            90
                                                                                       ------------  ------------
      Total Long Term Liabilities....................................................   $  957,167    $  849,195
                                                                                       ------------  ------------
      Total Liabilities..............................................................   $1,205,709    $  941,731
                                                                                       ------------  ------------
Stockholders' Equity
  Common Stock, (Notes 1 and 10).....................................................
  Authorized -- 2,150,000 shares $.01 par value......................................
  Issued and outstanding --
    December 31, 1994 1,447,214 shares...............................................       14,472
    December 31, 1995 2,137,970 shares...............................................                     21,379
Additional paid in Capital...........................................................      945,834     1,200,375
Deficit accumulated during the development stage.....................................     (267,204)     (264,382)
                                                                                       ------------  ------------
      Total Stockholders' Equity.....................................................   $  693,102    $  977,372
                                                                                       ------------  ------------
      Total Liabilities & Stockholders' Equity.......................................   $1,898,811    $1,919,103
                                                                                       ------------  ------------
                                                                                       ------------  ------------

                       See notes to financial statements.

                            HANOVER RESOURCES, INC.
                         (A DEVELOPMENT STAGE COMPANY)
              STATEMENTS OF INCOME (LOSS) AND ACCUMULATED DEFICIT

                                                                    YEAR ENDED    YEAR ENDED    APRIL 26, 1990
                                                                   DECEMBER 31,  DECEMBER 31,   (INCEPTION) TO
                                                                       1994          1995      DECEMBER 31, 1995
                                                                   ------------  ------------  -----------------
REVENUES
Royalty and Fee Income...........................................   $  120,000    $  128,000      $   822,731
                                                                   ------------  ------------  -----------------
EXPENSES
  Payroll........................................................      105,000        56,667          460,834
  Payroll Taxes..................................................        9,982         8,224           40,519
  Professional Fees..............................................       27,845        42,767          134,891
  Promotion and Travel...........................................        4,218         3,192           53,262
  Contract Services..............................................       52,444         5,000          177,157
  Administrative and other expenses..............................       21,034         5,253           53,585
                                                                   ------------  ------------  -----------------
  Total Expenses.................................................   $  220,523    $  121,103      $   920,248
                                                                   ------------  ------------  -----------------
  Income (Loss) from Operations..................................   $ (100,523)   $    6,897      $   (97,517)
                                                                   ------------  ------------  -----------------
Other Income (Expense)
  Loss on investment in Hanover Gold Co., Inc....................   $        0    $        0      $  (255,913)
  Gain on Sale of Securities.....................................       98,393             0          172,243
  Interest Income................................................        2,000             0            5,486
  Interest Expense...............................................      (11,559)          (75)         (69,990)
  State Income Taxes.............................................         (970)       (4,000)         (18,691)
                                                                   ------------  ------------  -----------------
  Total other Income (Expense)...................................   $   87,864    $   (4,075)     $  (166,865)
                                                                   ------------  ------------  -----------------
Net Income (Loss)................................................      (12,659)        2,822         (264,382)
Accumulated Deficit at
  Beginning of Period............................................     (254,545)     (267,204)         --
                                                                   ------------  ------------  -----------------
  End of Period..................................................   $ (267,204)   $ (264,382)     $  (264,382)
                                                                   ------------  ------------  -----------------
                                                                   ------------  ------------  -----------------

                       See notes to financial statements.

                            HANOVER RESOURCES, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS

                                                                    YEAR ENDED    YEAR ENDED    APRIL 26, 1990
                                                                   DECEMBER 31,  DECEMBER 31,   (INCEPTION) TO
                                                                       1994          1995      DECEMBER 31, 1995
                                                                   ------------  ------------  -----------------
Operating Activities
  Net Income (Loss) from Operations..............................   $  (12,659)   $    2,922     $    (338,232)
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities
  Gain on sale of securities.....................................      (98,393)            0           (98,393)
Changes in Operating Assets and Liabilities
  (Increase) decrease in prepaid taxes...........................      (35,000)        4,000           (31,000)
  Increase in prepaid fees.......................................       --            (1,167)           (1,167)
  (Increase) in Patented (Deeded) Claims.........................     (105,120)      (96,360)       (1,342,720)
  (Increase) in Investment in Hanover Gold Company, Inc..........       --            --              (185,219)
  (Increase) decrease in due from shareholder....................      (51,440)       63,800            (8,000)
  Increase (decrease) in due to Affiliates.......................     (129,624)      158,876           315,067
  (Decrease) increase in Accrued Expenses........................      247,388      (156,006)           92,536
  Increase (decrease) in notes payable & accrued interest........       11,558      (291,856)                0
  Increase in option payment.....................................       --            --                    90
                                                                   ------------  ------------  -----------------
Net cash provided by (used in) operating activities:.............   $ (173,290)   $ (319,891)    $  (1,597,038)
                                                                   ------------  ------------  -----------------
Investing Activities
  Proceeds on sale of Hanover Gold Company, Inc. Warrants........      149,750             0           357,462
                                                                   ------------  ------------  -----------------
Net cash provided by investing activities:.......................   $  149,750    $        0     $     357,462
                                                                   ------------  ------------  -----------------
Financing Activities
  Proceeds from sale of common stock.............................            0             0           960,306
  Converted Preferred Note.......................................       --           281,448           281,448
                                                                   ------------  ------------  -----------------
Net cash provided by financing activities........................   $        0    $  281,448     $   1,241,754
                                                                   ------------  ------------  -----------------
Net Increase (Decrease) in cash..................................      (23,540)      (38,443)            2,178
Cash, Beginning of Period........................................       64,161        40,621          --
                                                                   ------------  ------------  -----------------
Cash, End of period..............................................   $   40,621    $    2,178     $       2,178
                                                                   ------------  ------------  -----------------
                                                                   ------------  ------------  -----------------

                       See notes to financial statements.

                            HANOVER RESOURCES, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                   YEARS ENDED DECEMBER 31, 1994 AND 1995 AND
                APRIL 26, 1990 (INCEPTION) TO DECEMBER 31, 1995

1.  ORGANIZATION AND NATURE OF BUSINESS
    Hanover Resources, Inc. ("Company") was incorporated in New York on April 26, 1990. The objectives of the Company are to invest in precious metal claims, namely gold and silver deposits having economic and mining potential, and related activities in the precious metals and mining industries.

    On May 2, 1990, the Company formed Hanover International Limited ("International") as a wholly owned subsidiary and transferred it interest in the Kearsarge Lode Claim to International in exchange for 100% of the outstanding common stock of International. On July 31, 1990, International was acquired by Hanover Gold Company, Inc. ("Hanover Gold") in exchange for 14,000,000 shares of Hanover Gold common stock. As of December, 1990, Hanover Gold reverse split its shares 1 for 20.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    REVENUE RECOGNITION:

    The Company maintains its books and records on the accrual basis of accounting, recognizing revenue when goods are shipped and expenses when they are incurred.

    DEPLETION:

    The Company depletes the cost of resource properties by an estimate of the amount of natural resources to be extracted in tons of material, which is the estimated recoverable units, divided into the total cost to arrive at the rate per unit. The rate is multiplied by the number of units extracted to determine the annual depletion expense.

    PATENTED (DEEDED) CLAIMS AND RESOURCE PROPERTIES:

    The Company accounts for resource properties and claims at the actual cost incurred for exploration, engineering and site development and for the purchases of mining properties and the options to purchase additional claims.

    The Company capitalizes lease payments which are to be allocated to the acquisition cost of the mining claims upon completion of the term of the lease. The provisions of the lease call for termination of the lease for any default in payments and allow for the acquisition of the claims at the end of the lease for the total rental payments made.

    The Company amortizes the acquisition costs of mining claims as the claims are put in service based on the allocated cost of the claim divided by the stimulated recoverable units of ore multiplied by the units of ore extracted.

    The Company writes off to operating expense the unamortized cost of the resource property when it determines that the carrying amount of the property may not be recoverable and the asset value is impaired.

    EARNINGS PER SHARE:

    Earnings per share has been computed based on the weighted average number of shares of common stock outstanding during each period. There would have been no material diluting effect on net loss per share for any outstanding stock warrants.

    INVESTMENTS:

    The   Company  accounts  for  investments  in  affiliated  companies,  which constitute 20% to 50% of the equity of the investee company, by the equity method.

                            HANOVER RESOURCES, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   YEARS ENDED DECEMBER 31, 1994 AND 1995 AND
                APRIL 26, 1990 (INCEPTION) TO DECEMBER 31, 1995

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARDS:

    The Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impaired of Long-Lived Assets and for Long-Lived Assets to Be Disposed of. SFAS No. 121 requires that Long-Lived Assets and certain identifiable intangibles to be held and used by the Company be reviewed for impairment whenever events indicated that the carrying amount of an asset may not be recoverable. The Company reviews the cost of Mining Properties for impairment when events indicate that the carrying value of the asset may not be recoverable.

    Additionally, The Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock Based Compensation." The effective date of SFAS No. 123 is for fiscal years beginning after December 15, 1995, and establishes a method of accounting for stock compensation plans based on fair value. The Company does not believe the SFAS No. 123 will have an impact on its financial statements.

3.  NATURE OF OPERATIONS, RISKS AND UNCERTAINTIES
    The Company has had no significant operating history and must be considered a development stage enterprise. As such, the Company is subject to all of the risks inherent in a new mining operation and business enterprise, including the absence of an operating history, established banking relations and community and industry recognition.

4.  PATENTED (DEEDED) CLAIMS
    The Company acquired the mining rights to 34 patented precious metals claims through an assignment of an agreement ("Primary Agreement") between The Hanover Group, Inc. ("Group") and the Company dated April 26, 1990. The Company acquired all the rights and obligations from Group for which Group received 100% of the Company's common stock.

    Pursuant to a Mineral Sublease and Purchase Option (the "Secondary Agreement") between the Company and International dated May 2, 1990, the Company conveyed all of its rights in and to the Kearsarge Claim, leaving the Company with the balance of 33 claims under the Primary Agreement. The transfer was made subject to the former owner's 30% interest and landowner rent and royalty obligations, and the obligation to pay a royalty of $10,000 per month to the Company.

    On December 20, 1990, Hanover Gold acquired an option until December 20, 1995 for the mining rights to five additional claims for the Company in exchange for 900,000 shares of Hanover Gold common stock. This option has been extended until December 20, 1996 for no additional consideration.

    In 1992, the Company entered into a mining venture agreement with Kennecott Exploration Company. As part of the agreement the Company conveyed to Hanover Gold its interest in 28 claims, subject to a reserved 70% interest in all precious metals mined from the claims, and a management fee of $15,000 per month, commencing January 1, 1996. The commencement date for payment of the management fee has been extended until January 1, 1997 for no additional consideration. Under the various agreements Hanover Gold is obligated to pay the underlying landowner's royalty payments on the 34 claims.

                            HANOVER RESOURCES, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   YEARS ENDED DECEMBER 31, 1994 AND 1995 AND
                APRIL 26, 1990 (INCEPTION) TO DECEMBER 31, 1995

4.  PATENTED (DEEDED) CLAIMS (CONTINUED)
    As of December 31, 1995, the payment obligations to two landowners on the claims are as follows:

    FIRST LANDOWNER:

June 1, 1996............................................  $ 600,000
June 1, 1997............................................  $ 600,000
June 1, 1998............................................  $ 600,000
June 1, 1999............................................  $2,735,000
                                                          ---------
                                                          $4,535,000

    The obligation to the second landowner consist of monthly payments of $8,760 through April 1999. As of December 31, 1995, the total remaining payments are $346,565.

    If Hanover Gold does not make these payments, then the 34 claims revert back to the Company and it becomes the obligation of the Company to pay. Failure of the Company to pay these monthly and annual payments to the landowners would trigger a default and the claims would then revert back to the landowners.

    Under a Modification Agreement dated December 3, 1990 the Company agreed to assume $3.0 million of Hanover Gold's obligation to the first landowner. In exchange for this assumption by the Company, Hanover Gold issued 1,500,000 shares of its common stock to the Company. In accordance to the terms of the agreement, the Company received an additional 500,000 shares of Hanover Gold stock based on the fair market value of Hanover Gold common stock on December 31, 1991.

5.  INVESTMENT IN HANOVER GOLD COMPANY, INC.
    As of December 31, 1995 the Company owned 3,625,000 shares of Hanover Gold common stock that it accounts for on the equity method. The shares were acquired in exchange for various mining rights (see Note 4) and the assumption of Hanover Gold's liability to the first landowner by the Company. Hanover Gold's condensed balance sheet and condensed income statement at December 31, 1995 are as follows:

                                   ASSETS

Total Current Assets............................................  $  850,242
Resource property and claims....................................   6,147,279
Property and equipment..........................................     102,819
Other assets....................................................   1,210,024
                                                                  ----------
    Total Assets................................................  $8,310,364
                                                                  ----------

                    LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities.............................................  $  358,860
Other Liabilities...............................................           0
Stockholder Equity..............................................   7,951,504
                                                                  ----------
    Total Liabilities and Shareholder's Equity..................  $8,310,364
                                                                  ----------
Gross Revenues..................................................  $  499,299
                                                                  ----------
Cost of Goods Mined.............................................  $  830,197
                                                                  ----------
General & Administrative........................................  $1,934,655
                                                                  ----------
Loss from Operations............................................  $(2,265,553)
                                                                  ----------

                            HANOVER RESOURCES, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   YEARS ENDED DECEMBER 31, 1994 AND 1995 AND
                APRIL 26, 1990 (INCEPTION) TO DECEMBER 31, 1995

5.  INVESTMENT IN HANOVER GOLD COMPANY, INC. (CONTINUED)
    As specified in Regulation S-X, summarized financial information has been presented for the investment in Hanover Gold. The investment account of the Company in Hanover Gold Company, Inc. is as follows:

Investments in Hanover Gold Company, Inc........................  $  255,913
Losses recognized in prior years................................     255,913
                                                                  ----------
    Net investment at December 31, 1995.........................  $        0
                                                                  ----------

                            HANOVER RESOURCES, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   YEARS ENDED DECEMBER 31, 1994 AND 1995 AND
                APRIL 26, 1990 (INCEPTION) TO DECEMBER 31, 1995

5.  INVESTMENT IN HANOVER GOLD COMPANY, INC. (CONTINUED)
    As required by ABP 18 paragraph 19(i) the cumulative losses on the investment in Hanover Gold Company, Inc. as of December 31, 1995 amounted to $1,651,553. The Company has discontinued applying the equity method as of December 31, 1992 since the investment has been reduced to zero. The Company will resume applying the equity method once its share of the net income equals the share of net losses not recognized during the period the equity method was suspended.

6.  LOANS RECEIVABLE SHAREHOLDERS
    The Company has advanced funds to several shareholders who have been active in the management of the Company's affairs. The loans are fully secured, non-interest bearing, and are due on demand.

7.  ACCRUED EXPENSES
    The balance of $92,536, as of December 31, 1995, includes salaries, payroll taxes payable and accrued professional fees of approximately $38,803, $11,213 and 42,520, respectively.

8.  NOTES PAYABLE AND ACCRUED INTEREST
    In 1991, the Company borrowed $215,170 by issuing preferred, convertible notes, bearing simple interest at 10% per annum, to shareholders of the Company. During 1995, these note holders elected to convert their notes and accrued interest into 574,076 shares of the Company's common stock.

9.  FOUNDER'S PACKAGE
    In December 1993, the Company's Board approved, with Fred R. Schmid not voting, a Founders Stock Package ("Package") granting shares of the Company's common stock to Fred R. Schmid. Pursuant to the Package, Fred R. Schmid
purchased 75,000 shares for $750, and was granted 116,680 shares of the Company's common stock at no cost, which was approved by the shareholders. Subject to approval of the merger of the Company with Hanover Gold, by the Hanover Gold shareholders, Fred R. Schmid would receive a total of 325,000 shares of Hanover Gold's common stock, in exchange for Fred R. Schmid's 191,680 shares of the Company's common stock.

10. INCREASE IN CAPITAL STOCK
    The shareholders have approved an increase in the Company's authorized shares of common stock from 2,000,000 shares to 2,150,000 shares and the Company has filed the necessary documents with the State of New York.

11. DEVELOPMENT STAGE COMPANY
    The Company's operations have been centered around its organization, evaluation of the mining industry, start-up financing of its operations, including acquisition of the mining properties, evaluation of engineering data, obtaining necessary mining permits and formulation and implementation of its business plan. From April 21, 1990 through the period ending December 31, 1995 the Company has required financing form shareholders and affiliated companies to fund the development and rental payments of the mining properties. The Company has incurred losses in connection with its operations during period from inception to December 31, 1995 of $264,382.


12. RELATED PARTIES


    The   inter-company  balances  represent  payments   to  and  advances  from
affiliated companies in the normal course of business. The balances are non-interest bearing and are due on demand.

                            HANOVER RESOURCES, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   YEARS ENDED DECEMBER 31, 1994 AND 1995 AND
                APRIL 26, 1990 (INCEPTION) TO DECEMBER 31, 1995


12. RELATED PARTIES (CONTINUED)


    As of December 31, 1994 and 1995 the Company had receivables and payables with affiliated companies as follows:



                                                                         1994         1995
                                                                      -----------  -----------
                                                                      $   505,030  $   534,038
                                                                         (438,049)    (438,049)
                                                                      -----------  -----------
Due from (to) Group S Limited.......................................  $    66,981  $    95,989
Due from (to) Hanover Gold Company, Inc.............................  $  (227,172) $  (405,809)



    Certain of the officers and directors of the Company are also officers and directors of the affiliated companies, namely, Group S Limited, and Hanover Gold Company, Inc. Additionally, certain of the principal shareholders of the affiliated companies are also shareholders in the Company. Furthermore, at December 31, 1994, and at December 31, 1995, the Company owned 3,625,000 shares (41% and 27%, respectively), of the outstanding common stock of Hanover Gold Company, Inc.

                            HANOVER RESOURCES, INC.
                           INTERIM MANAGEMENT REPORT
                               FOR THE YEAR ENDED
                             DECEMBER 31, 1995, AND
                                FOR THE PERIODS
                                 JANUARY 1, TO
                         APRIL 30, 1995, AND 1996, AND
                  APRIL 26, 1990 (INCEPTION) TO APRIL 30, 1996

                            HANOVER RESOURCES, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEET



                                     ASSETS



                                                                                       DECEMBER 31,   APRIL 30,
                                                                                           1995          1996
                                                                                       ------------  ------------
                                                                                        (AUDITED)    (UNAUDITED)
Current Assets
  Cash...............................................................................   $    2,178   $     16,049
  Prepaid Income Taxes...............................................................       11,000         11,000
  Prepaid Fees.......................................................................        1,167          1,167
                                                                                       ------------  ------------
      Total Current Assets...........................................................   $   34,345   $     28,216
                                                                                       ------------  ------------
Other Assets
  Patented (Deeded) Claims (Note 4)..................................................    1,342,720      1,342,720
  Investment in Hanover Gold Company, Inc. (Note 5)..................................            0              0
  Loan Receivable Shareholders (Note 6)..............................................        8,000              0
  Due from Affiliated Company (Note 12)..............................................      134,038              0
                                                                                       ------------  ------------
      Total Other Assets.............................................................   $1,994,750   $  1,342,729
                                                                                       ------------  ------------
      Total Assets...................................................................   $1,919,103   $  1,370,936
                                                                                       ------------  ------------
                                                                                       ------------  ------------

                                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Accrued Expenses (Note 7)..........................................................   $   92,536   $          0
                                                                                       ------------  ------------
      Total Current Liabilities......................................................   $   92,536   $          0
                                                                                       ------------  ------------
Long term Liabilities
  Due to Affiliated Companies (Note 12)..............................................      949,105        377,782
  Notes Payable and Accrued Interest (Note 8)........................................            0              0
  Option Payment.....................................................................           90             90
                                                                                       ------------  ------------
      Total Long term Liabilities....................................................   $  849,195   $    377,872
                                                                                       ------------  ------------
      Total Liabilities..............................................................   $  941,731   $    377,872
                                                                                       ------------  ------------
Stockholders' Equity
  Common Stock, (Notes 1, and 10)
  Authorized -- 2,150,000 shares $.01 par value
  Issued and outstanding
    December 31, 1994 -- 1,447,214 shares............................................
    December 31, 1995 -- 2,137,970 shares............................................       21,379         21,379
Additional paid in Capital...........................................................    1,220,375      1,220,375
Deficit accumulated during the development stage.....................................     (264,392)      (249,690)
                                                                                       ------------  ------------
      Total Stockholders' Equity.....................................................   $  977,372   $    993,064
                                                                                       ------------  ------------
      Total Liabilities & Stockholders' Equity.......................................   $1,919,103   $  1,370,936
                                                                                       ------------  ------------
                                                                                       ------------  ------------



                       See notes to financial statements.

                            HANOVER RESOURCES, INC.
                         (A DEVELOPMENT STAGE COMPANY)
              STATEMENTS OF INCOME (LOSS) AND ACCUMULATED DEFICIT



                                                                                                      APRIL 26,
                                                                          JANUARY 1,   JANUARY 1,       1990
                                                                            1995 TO      1996 TO    (INCEPTION TO
                                                                           APRIL 30,    APRIL 30,     APRIL 30,
                                                                             1995         1996          1996
                                                                          -----------  -----------  -------------
REVENUES
  Royalty and Fee Income................................................  $    40,000  $    31,252   $   853,983
                                                                          -----------  -----------  -------------
EXPENSES
  Payroll...............................................................       19,000            0       460,834
  Payroll Taxes.........................................................        2,740            0        40,519
  Professional Fees.....................................................        9,305            0       134,891
  Promotion and Travel..................................................          865            0        53,262
  Contract Services.....................................................        1,442            0       177,157
  Administrative and other expenses.....................................        1,785       15,560        69,145
                                                                          -----------  -----------  -------------
    Total Expenses......................................................  $    35,137  $    15,560   $   935,808
                                                                          -----------  -----------  -------------
  Income (Loss) from Operations.........................................  $     4,863  $    15,692   $   (61,825)
                                                                          -----------  -----------  -------------
Other Income (Expense)
  Loss on investment in Hanover Gold Co., Inc...........................  $         0  $         0   $  (255,913)
  Gain on Sale of Securities............................................            0            0       172,243
  Interest Income.......................................................            0            0         5,486
  Interest Expense......................................................          (25)           0       (69,990)
  State Income Taxes....................................................       (4,088)           0       (18,691)
                                                                          -----------  -----------  -------------
    Total Other Income (Expense)........................................  $    (4,025) $         0   $  (166,865)
                                                                          -----------  -----------  -------------
Net Income (Loss).......................................................          830       15,692      (245,690)
Accumulated Deficit at
  Beginning of Period...................................................  $   254,545  $  (248,698)  $  (248,690)
                                                                          -----------  -----------  -------------
  End of Period.........................................................  $  (253,767) $  (248,698)  $  (248,690)
                                                                          -----------  -----------  -------------
                                                                          -----------  -----------  -------------



                       See notes to financial statements.

                            HANOVER RESOURCES, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS



                                                                                                     APRIL 26,
                                                                                                       1990
                                                                     JANUARY 1,      JANUARY 1,     (INCEPTION)
                                                                   1995 TO APRIL   1996 TO APRIL   TO APRIL 30,
                                                                      30, 1995        30, 1996         1996
                                                                   --------------  --------------  -------------
Operating Activities
  Net Income (Loss) from Operations..............................    $      838      $   15,692     $  (322,540)
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities
  Gain on sale of securities.....................................                                       (98,393)
Changes in Operating Assets and Liabilities
  (Increase) decrease in prepaid taxes...........................         4,000          20,000         (11,000)
  (Increase) in prepaid fees.....................................        (1,167)         --              (1,167)
  (Increase) in Patented (Deeded) Claims.........................       (32,120)         --          (1,342,720)
  (Increase) in Investment in Hanover Gold Company, Inc..........        --              --            (185,219)
  (Increase) decrease in due from Shareholder....................        20,000           8,000               0
  Increase (decrease) in due to Affiliates.......................        50,625          62,715         377,782
  (Decrease) increase in Accrued Expenses........................       (52,000)        (92,536)              0
  Increase (decrease) in notes payable & accrued interest........        --              --                   0
  Increase in option payment.....................................        --              --                  90
                                                                   --------------  --------------  -------------
    Net cash provided by (used in) operating activities..........    $   (9,824)     $   13,871     $(1,583,167)
                                                                   --------------  --------------  -------------
Investing Activities
  Proceeds on sale of Hanover Gold Company, Inc. Warrants........        --              --             357,462
                                                                   --------------  --------------  -------------
Net cash provided by investing activities........................    $        0      $        0     $   357,462
                                                                   --------------  --------------  -------------
Financing Activities
  Proceeds from sale of common stock.............................        --              --           1,241,754
                                                                   --------------  --------------  -------------
Net cash provided by financing activities........................    $        0      $        0     $ 1,241,754
                                                                   --------------  --------------  -------------
Net Increase (Decrease) in cash..................................        (9,824)         13,871          16,049
Cash, Beginning of Period........................................        40,621           2,178         --
                                                                   --------------  --------------  -------------
Cash, End of Period..............................................    $   30,797      $   16,049     $    16,049
                                                                   --------------  --------------  -------------
                                                                   --------------  --------------  -------------



                       See notes to financial statements.

                            HANOVER RESOURCES, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1995
                     JANUARY 1, 1996 TO APRIL 30, 1996 AND
                  APRIL 26, 1990 (INCEPTION) TO APRIL 30, 1996

1.  ORGANIZATION AND NATURE OF BUSINESS
    Hanover Resources, Inc. ("Company") was incorporated in New York on April 26, 1990. The objectives of the Company are to invest in precious metal claims, namely gold and silver deposits having economic and mining potential, and related activities in the precious metals and mining industries.

    On May 2, 1990, the Company formed Hanover International Limited ("International") as a wholly owned subsidiary and transferred its interest in the Kearsarge Lode Claim to International in exchange for 100% of the outstanding common stock of International. On July 31, 1990, International was acquired by Hanover Gold Company, Inc. ("Hanover Gold") in exchange for 14,000,000 shares of Hanover Gold common stock. As of December, 1990, Hanover Gold reverse split its shares 1 for 20.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The unaudited financial statements have been prepared by the Company in accordance with generally accepted accounting principals for interim financial information as required by Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements, In the opinion of the Company's management, all adjustments (consisting of only normal recurring accruals) considered necessary of a fair presentation have been included. Operating results for the four month period ended April 30, 1996 are not necessarily indicative of the results that may be expected for the full year ending December 31, 1996.



    For further information refer to the financial statements, and footnotes thereto, for the year ended December 31, 1995, incorporated elsewhere herein.


    REVENUE RECOGNITION:

    The Company maintains its books and records on the accrual basis of accounting, recognizing revenue when goods are shipped and expenses when they are incurred.

    DEPLETION:

    The Company depletes the cost of resource properties by an estimate of the amount of natural resources to be extracted in tons of material, which is the estimated recoverable units divided into the total cost to arrive at the rate per unit. The rate is multiplied by the number of units extracted to determine the annual depletion expense.

    PATENTED (DEEDED) CLAIMS AND RESOURCE PROPERTIES:

    The Company accounts for resource properties and claims at the actual cost incurred for exploration, engineering and site development and for the purchases of mining properties and the options to purchase additional claims

    The Company capitalizes lease payments which are to be allocated to the acquisition cost of the mining claims upon completion of the term of the lease. The provisions of the lease call for termination of the lease for any default in payments and allow for the acquisition of the claims at the end of the lease for the total rental payments made.

    The Company amortizes the acquisition costs of mining claims as the claims as put in service based on the allocated cost of the claim divided by the estimated recoverable units of ore multiplied by the units ore extracted.

    The Company writes off to operating expense the unamortized cost of the resource property when it determines that the carrying amount of the property may not be recoverable and the asset value is impaired.

                            HANOVER RESOURCES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                          YEAR ENDED DECEMBER 31, 1995
                     JANUARY 1, 1996 TO APRIL 30, 1996 AND
                  APRIL 26, 1990 (INCEPTION) TO APRIL 30, 1996

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    EARNINGS PER SHARE:

    Earnings per share has been computed based on the weighted average number of shares of common stock outstanding during each period. There would have been no material diluting effect on net loss per share for any outstanding stock warrants.

    INVESTMENTS:

    The   Company  accounts  for  investments  in  affiliated  companies,  which constitute 20% to 50% of the equity of the investee company, by the equity method.

    EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARDS:

    The Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impaired of Long-Lived Assets and for Long-Lived Assets to Be Disposed of. SFAS No. 121 requires that Long-Lived Assets and certain identifiable intangibles to be held and used by the Company be reviewed for impairment whenever events indicated that the carrying amount of an asset may not be recoverable. The Company reviews the cost of Mining Properties for impairment when events indicate that the carrying value of the asset may not be recoverable.

    Additionally, The Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock Based Compensation." The effective date of SFAS No. 123 is for fiscal years beginning after December 15, 1995, and establishes a method of accounting for stock compensation plans based on fair value. The Company does not believe the SFAS No. 123 will have an impact on its financial statements.

3.  NATURE OF OPERATIONS, RISKS AND UNCERTAINTIES:
    The Company has had no significant operating history and must be considered a development stage enterprise. As such, the Company is subject to all of the risks inherent in a new mining operation and business enterprise, including the absence of an operating history, established banking relations and community and industry recognition.

4.  PATENTED (DEEDED) CLAIMS
    The Company acquired the mining rights to 34 patented precious metals claims through an assignment of an agreement ("Primary Agreement") between The Hanover Group, Inc. ("Group") and the Company dated April 26, 1990. The Company acquired all the rights and obligations from group for which Group received 100% of the Company's common stock.

    Pursuant to a Mineral Sublease and Purchase Option (the "Secondary Agreement") between the Company and International dated May 2, 1990, the Company conveyed all of its rights in and to the Kearsarge Claim, leaving the Company with the balance of 33 claims under the Primary Agreement. The transfer was made subject to the former owner's 30% interest and landowner rent and royalty obligations, and the obligation to pay a royalty of $10,000 per month to the Company.

    On December 20, 1990, Hanover Gold acquired an option until December 20, 1995 for the mining rights to five additional claims from the Company in exchange for 900,000 shares of Hanover Gold common stock. This option has been extended until December 20, 1996 for no additional consideration.

    In 1992, the Company entered into a mining venture agreement with Kennecott Exploration Company. As part of the agreement the Company conveyed to Hanover Gold its interest in 28 claims, subject to a

                            HANOVER RESOURCES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                          YEAR ENDED DECEMBER 31, 1995
                     JANUARY 1, 1996 TO APRIL 30, 1996 AND
                  APRIL 26, 1990 (INCEPTION) TO APRIL 30, 1996

4.  PATENTED (DEEDED) CLAIMS (CONTINUED)
reserved 70% interest in all precious metals mined from the claims, and a management fee of $15,000 per month, commencing January 1, 1996. The commencement date for payment of the management fee has been extended until January 1, 1997 for no additional consideration. Under the various agreements Hanover Gold is obligated to pay the underlying landowner's royalty payments on the 34 claims.

    As of April 30, 1996, the payment obligations to two landowners on the claims are as follows:

    FIRST LANDOWNER:

June 1, 1996............................................  $ 600,000
June 1, 1997............................................  $ 600,000
June 1, 1998............................................  $ 600,000
June 1, 1999............................................  $2,735,000
                                                          ---------
                                                          $4,535,000

    The obligation to the second landowner consist of monthly payments of $8,760 through April 1999. As of April 30, 1996, the total remaining payments are $311,525.

    If Hanover Gold does not make these payments, then the 34 claims revert back to the Company and it becomes the obligation of the Company to pay. Failure of the Company to pay these monthly and annual payments to the landowners triggers a default and the claims would revert back to the landowners.

    Under a Modification Agreement dated December 3, 1990 the Company agreed to assume $3.0 million of Hanover Gold's obligation to the first landowner. In exchange for this assumption by the Company, Hanover Gold issued 1,500,000 shares of its common stock to the Company. In accordance to the terms of the agreement, the Company received an additional 500,000 shares of Hanover Gold stock based on the fair market value of Hanover Gold common stock on December 31, 1991.

                            HANOVER RESOURCES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                          YEAR ENDED DECEMBER 31, 1995
                     JANUARY 1, 1996 TO APRIL 30, 1996 AND
                  APRIL 26, 1990 (INCEPTION) TO APRIL 30, 1996

5.  INVESTMENT IN HANOVER GOLD COMPANY, INC.
    As of April 30, 1996 the Company owned 3,625,000 shares of Hanover Gold common stock that it accounts for on the equity method. The shares were acquired in exchange for various mining rights (see Note 4) and the assumption of Hanover Gold's liability by the Company. Hanover Gold's condensed balance sheet and condensed income statement at December 31, 1995, and April 30, 1996 are as follows:

                                     ASSETS

                                                                  DECEMBER 31,     APRIL 30,
                                                                      1995           1996
                                                                  -------------  -------------

Total Current Assets............................................  $     850,242  $     217,098
Resource property and claims....................................      6,147,279      7,785,027
Property and equipment..........................................        102,819         88,181
Other assets....................................................      1,210,024        900,728
                                                                  -------------  -------------
    Total Assets................................................  $   8,310,364  $   8,991,034
                                                                  -------------  -------------

                             LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities.............................................  $     358,860  $     216,207
Other Liabilities...............................................              0              0
Stockholder Equity..............................................      7,951,504      8,774,827
                                                                  -------------  -------------
    Total Liabilities and Shareholders' Equity..................  $   8,310,364  $   8,991,034
                                                                  -------------  -------------
Gross Revenues..................................................  $     499,299  $       3,511
                                                                  -------------  -------------
Cost of Goods Mined.............................................  $     830,197  $           0
                                                                  -------------  -------------
General & Administrative........................................  $   1,934,655  $     424,193
                                                                  -------------  -------------
Loss from Operations............................................  $  (2,265,553) $    (420,682)
                                                                  -------------  -------------

    As specified in Regulation S-X, summarized financial information has been presented for the investment in Hanover Gold. The investment account of the Company in Hanover Gold Company, Inc. is as follows:

                                                                     DECEMBER 31,  APRIL 30,
                                                                         1995         1996
                                                                     ------------  ----------
Investment in Hanover Gold Company, Inc............................   $  255,913   $  255,913
Losses recognized in prior years...................................      255,913      255,913
                                                                     ------------  ----------
Net investment at December 31, 1995 and April 30, 1996.............   $        0   $        0
                                                                     ------------  ----------

    As required by ABP 18 paragraph 19(i) the cumulative losses on the investment in Hanover Gold Company, Inc. as of April 30, 1996 amounted to $1,755,213. The Company has discontinued applying the equity method as of December 31, 1992 since the investment has been reduced to zero. The Company will resume applying the equity method once its share of the net income equals the share of net losses not recognized during the period the equity method was suspended.

                            HANOVER RESOURCES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                          YEAR ENDED DECEMBER 31, 1995
                     JANUARY 1, 1996 TO APRIL 30, 1996 AND
                  APRIL 26, 1990 (INCEPTION) TO APRIL 30, 1996

6.  LOANS RECEIVABLE SHAREHOLDERS
    The Company has advanced funds to several shareholders who have been active in the management of the Company's affairs. The loans are fully secured, non-interest bearing, and are due on demand.

7.  ACCRUED EXPENSES
    The balance of $92,536, as of December 31, 1995, includes salaries, payroll taxes payable and accrued professional fees of approximately $38,803, $11,213 and 42,520, respectively. The balance at April 30, 1996 is zero.

8.  NOTES PAYABLE AND ACCRUED INTEREST
    In 1991, the Company borrowed $215,170 by issuing preferred, convertible notes, bearing simple interest at 10% per annum, to shareholders of the Company. During 1995, these note holders elected to convert their notes and accrued interest into 574,076 shares of the Company's common stock.

9.  FOUNDER'S PACKAGE
    In December 1993, the Company's Board approved, with Fred R. Schmid not voting, a Founders Stock Package ("Package") granting shares of the Company's common stock to Fred R. Schmid. Pursuant to the Package, Fred R. Schmid purchased 75,000 shares for $750, and was granted 116,680 shares of the Company's common stock at no cost, which was approved by the shareholders. Subject to approval of the merger of the Company with Hanover Gold, by the Hanover Gold shareholders, Fred R. Schmid would receive a total of 325,000 shares of Hanover Gold's common stock, in exchange for Fred R. Schmid's 191,680 shares of the Company's common stock.

10. INCREASE IN CAPITAL STOCK
    The shareholders have approved an increase in the Company's authorized shares of common stock from 2,000,000 shares to 2,150,000 shares and the Company has filed the necessary documents with the State of New York.

11. DEVELOPMENT STAGE COMPANY
    The Company's operations have been centered around its organization, evaluation of the mining industry, start-up financing of its operations, including acquisition of the mining properties, evaluation of engineering data, obtaining necessary mining permits and formulation and implementation of its business plan. From April 21, 1990 through the period ending December 31, 1995 the Company has required financing from shareholders and affiliated companies to fund the development and rental payments of the mining properties. The Company has incurred losses in connection with its operations during period from inception to April 30, 1996 of $248,690.


12. RELATED PARTIES


    The  inter-company  balances  represent   payments  to  and  advances   from
affiliated companies in the normal course of business. The balances are non-interest bearing and are due on demand.

                            HANOVER RESOURCES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                          YEAR ENDED DECEMBER 31, 1995
                     JANUARY 1, 1996 TO APRIL 30, 1996 AND
                  APRIL 26, 1990 (INCEPTION) TO APRIL 30, 1996


12. RELATED PARTIES (CONTINUED)


    As of December 31, 1995, and April 30, 1996, the Company had receivables and payables with affiliated companies as follows:



                                                                        DEC 31,     APRIL 30,
                                                                         1995         1996
                                                                      -----------  -----------
                                                                      $   534,038
                                                                         (438,049)
                                                                      -----------
Due from Group S Limited............................................  $    95,989  $    33,274
Due (to) Hanover Gold Company, Inc..................................  $  (405,809) $  (405,809)



    Certain of the officers and directors of the Company are also officers and directors of the affiliated companies, namely, Hanover Group, Inc., Hanover Resources, Inc., and Hanover Gold Company, Inc. Additionally, certain of the principal shareholders of the affiliated companies are also shareholders in the Company. Furthermore, for the year ended December 31, 1995, and at April 30, 1996, the Company owned 3,625,000 shares (27%, and 25%, respectively) of the outstanding common stock of Hanover Gold Company, Inc.

                                GROUP S LIMITED
                                 AUDITED REPORT
                              FOR THE YEARS ENDED
                          DECEMBER 31, 1994, AND 1995,
                               AND FOR THE PERIOD
               SEPTEMBER 9, 1991 (INCEPTION) TO DECEMBER 31, 1995

                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
Group S Limited
Roslyn, New York


    We have audited the accompanying balance sheet of Group S Limited as of December 31, 1995 and December 31, 1994 and the related statements of income
(loss) and accumulated deficit and cash flows for the years then ended, and for the period September 9, 1991 (inception) to December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.


    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Group S Limited as of December 31, 1995 and 1994, and the results of its operations and cash flows for each of the years then ended, and September 9, 1991 (inception) to December 31, 1995, in conformity with generally accepted accounting principles.


    As discussed in Note 10, the Company has been in the development stage since September 9, 1991.

May 16, 1996

                                GROUP S LIMITED
                         (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEET

                                     ASSETS

                                                                                       DECEMBER 31,  DECEMBER 31,
                                                                                           1994          1995
                                                                                       ------------  ------------
Current Assets
  Cash...............................................................................   $   36,385    $    9,642
                                                                                       ------------  ------------
    Total Current Assets.............................................................   $   36,385    $    9,642
                                                                                       ------------  ------------
Other Assets
  Patented (Deeded) and Unpatented Claims (Note 4)...................................       92,838       292,838
  Due from Affiliates (Note 11)......................................................      494,049       438,049
  Due from Shareholder (Note 5)......................................................            0        62,715
  Investment in Hanover Resources, Inc. (Note 6).....................................            0       485,038
                                                                                       ------------  ------------
    Total Other Assets...............................................................   $  586,887    $1,278,640
                                                                                       ------------  ------------
    Total Assets.....................................................................   $  623,272    $1,288,282
                                                                                       ------------  ------------
                                                                                       ------------  ------------

                                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Accounts Payable...................................................................   $        0    $    9,215
                                                                                       ------------  ------------
    Total Current Liabilities........................................................   $        0    $    9,215
                                                                                       ------------  ------------
Long Term Liabilities
  Due to Hanover Gold Company, Inc. (Note 11)........................................      300,695       474,895
  Due to Hanover Resources, Inc. (Note 11)...........................................            0       534,038
  Option Payment (Note 7)............................................................      125,000       125,000
                                                                                       ------------  ------------
    Total Long Term Liabilities......................................................   $  425,695    $1,133,933
                                                                                       ------------  ------------
    Total Liabilities................................................................   $  425,695    $1,143,148
                                                                                       ------------  ------------
Stockholders' Equity
  Common Stock, (Notes 1, 9 & 10)
  Authorized:
    December 31, 1994 -- 50,000 shares no par value..................................
    December 31, 1995 -- 160,000 shares no par value.................................
  Issued and outstanding:
    December 31, 1994 -- 50,000 shares...............................................      208,670
    December 31, 1995 -- 124,000 shares..............................................                    166,670
  (Deficit) accumulated during the development stage (Note 10).......................      (11,093)      (21,536)
                                                                                       ------------  ------------
    Total Stockholders' Equity.......................................................   $  197,577    $  145,134
                                                                                       ------------  ------------
    Total Liabilities & Stockholders' Equity.........................................   $  623,272    $1,288,282
                                                                                       ------------  ------------
                                                                                       ------------  ------------

                       See notes to financial statements.

                                GROUP S LIMITED
                         (A DEVELOPMENT STAGE COMPANY)
              STATEMENTS OF INCOME (LOSS) AND ACCUMULATED DEFICIT

                                                                    YEAR ENDED    YEAR ENDED   SEPTEMBER 9, 1991
                                                                   DECEMBER 31,  DECEMBER 31,    (INCEPTION) TO
                                                                       1994          1995      DECEMBER 31, 1995
                                                                   ------------  ------------  ------------------
REVENUES
Revenues.........................................................   $        0    $        0       $        0
                                                                   ------------  ------------        --------
EXPENSES
  Administrative and office......................................        6,011         1,817           15,951
  Professional Fees..............................................            0         9,215            9,215
                                                                   ------------  ------------        --------
  Total Expenses.................................................   $    6,011    $   11,032       $   25,166
                                                                   ------------  ------------        --------
  Income (Loss) from Operations..................................   $   (6,011)   $  (11,032)      $  (25,166)
                                                                   ------------  ------------        --------
Other Income (Expense)
  Interest Income................................................   $    2,082    $      589       $    4,079
  Interest Expense...............................................            0             0             (449)
                                                                   ------------  ------------        --------
  Total other Income (Expense)...................................   $    2,082    $      589       $    3,630
                                                                   ------------  ------------        --------
Net Income (Loss)................................................       (3,929)      (10,443)         (21,536)
Accumulated Deficit at
  Beginning of Period............................................       (7,164)      (11,093)          --
                                                                   ------------  ------------        --------
  End of Period..................................................   $  (11,093)   $  (21,536)      $  (21,536)
                                                                   ------------  ------------        --------
                                                                   ------------  ------------        --------

                       See notes to financial statements.

                                GROUP S LIMITED
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOW

                                                                     YEAR ENDED    YEAR ENDED   SEPTEMBER 9, 1991
                                                                    DECEMBER 31,  DECEMBER 31,   (INCEPTION) TO
                                                                        1994          1995      DECEMBER 31, 1995
                                                                    ------------  ------------  -----------------
OPERATING ACTIVITIES:
  Net Income (Loss) from Operations...............................   $   (3,929)   $  (10,443)    $     (21,536)
Changes in Operating Assets and Liabilities
  (Increase) Decrease in Patented (Deeded) Claims.................      163,925      (300,000)         (292,838)
  Increase in accounts payable....................................                      9,215             9,215
  (Increase) Decrease in due from Affiliates......................     (278,443)       56,000          (438,049)
  Increase (Decrease) in Due to Hanover Gold Company, Inc.........      132,500       174,200           474,895
  Increase in option payment......................................                                      125,000
  (Increase) Decrease in due from Shareholder.....................                    (62,715)          (62,715)
  Increase in due to Affiliates...................................                    534,038           534,038
                                                                    ------------  ------------  -----------------
Net cash provided by (used in) operating activities:                 $   14,053    $  500,295     $     328,010
                                                                    ------------  ------------  -----------------
INVESTING ACTIVITIES:
  (Increase) in Investment in Hanover Resources, Inc..............                   (485,038)         (485,038)
                                                                    ------------  ------------  -----------------
Net cash used in investing activities:............................   $        0    $ (485,038)    $    (485,038)
                                                                    ------------  ------------  -----------------
FINANCING ACTIVITIES:
  Proceeds from sale of common stock..............................                                      208,670
  Cost of common stock acquired...................................                    (42,000)          (42,000)
                                                                    ------------  ------------  -----------------
Net cash provided by financing activities.........................   $        0    $  (42,000)    $     166,670
                                                                    ------------  ------------  -----------------
Net Increase (Decrease) in cash...................................       14,053       (26,743)            9,642
Cash, beginning of period.........................................       22,332        36,385          --
                                                                    ------------  ------------  -----------------
Cash, end of period...............................................   $   36,385    $    9,642     $       9,642
                                                                    ------------  ------------  -----------------
                                                                    ------------  ------------  -----------------

                       See notes to financial statements.

                                GROUP S LIMITED
                         (A DEVELOPMENT STAGE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                   YEARS ENDED DECEMBER 31, 1994 AND 1995 AND
               SEPTEMBER 9, 1991 (INCEPTION) TO DECEMBER 31, 1995

1.  ORGANIZATION AND NATURE OF BUSINESS
    Group S Limited (the "Company") was incorporated in Montana on September 9, 1991. The objectives of the Company are to invest in precious metals claims, namely gold and silver deposits having economic and mining potential, and related activities in the precious metals and mining industries.

    On October 16, 1991, the Company entered into a Mining Lease and Option to Purchase Agreement to acquire 216 claims. On May 19, 1992 the Company entered into a Mining Venture Agreement with Kennecott Exploration Company for the purpose of exploring, and if warranted, developing and mining the claims.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    REVENUE RECOGNITION:

    The Company maintains its books and records on the accrual basis of accounting, recognizing revenue when goods are shipped and expenses when they are incurred.

    DEPLETION:

    The Company depletes the cost of resource properties by an estimate of the amount of natural resources to be extracted in tons of material, which is the estimated recoverable units, divided into the total cost to arrive at the rate per unit. The rate is multiplied by the number of units extracted to determine the annual depletion expense.

    PATENTED (DEEDED) CLAIMS AND RESOURCE PROPERTIES:

    The Company accounts for resource properties and claims at the actual cost incurred for exploration, engineering and site development and for the purchases of mining properties and the options to purchase additional claims.

    The Company capitalizes lease payments which are to be allocated to the acquisition cost of the mining claims upon completion of the term of the lease. The provisions of the lease call for termination of the lease for any default in payments and allow for the acquisition of the claims at the end of the lease for the total rental payments made.

    The Company amortizes the acquisition costs of mining claims as the claims are put in service based on the allocated cost of the claim divided by the estimated recoverable units of ore multiplied by the units of ore extracted.

    The Company writes off to operating expense the unamortized cost of the resource property when it determines that the carrying amount of the property may not be recoverable and the asset value is impaired.

    EARNINGS PER SHARE:

    Earnings per share has been computed based on the weighted average number of shares of common stock outstanding during each period. There would have been no material diluting effect on net loss per share for any outstanding stock warrants.

    INVESTMENTS:

    The  Company  accounts  for  investments  in  affiliated  companies,   which
constitute 20% to 50% of the equity of the investee company, by the equity method.

                                GROUP S LIMITED
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                   YEARS ENDED DECEMBER 31, 1994 AND 1995 AND
               SEPTEMBER 9, 1991 (INCEPTION) TO DECEMBER 31, 1995

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARDS:

    The Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impaired of Long-Lived Assets and for Long-Lived Assets to Be Disposed of." SFAS No. 121 requires that Long-Lived Assets and certain identifiable intangibles to be held and used by the Company be reviewed for impairment whenever events indicated that the carrying amount of an asset may not be recoverable. The Company reviews the cost of Mining Properties for impairment when events indicate that the carrying value of the asset may not be recoverable.

    Additionally, The Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock Based Compensation." The effective date of SFAS No. 123 is for fiscal years beginning after December 15, 1995, and establishes a method of accounting for stock compensation plans based on fair value. The Company does not believe the SFAS No. 123 will have an impact on its financial statements.

3.  NATURE OF OPERATIONS, RISKS AND UNCERTAINTIES
    The Company has had no significant operating history and must be considered a development stage enterprise. As such, the Company is subject to all of the risks inherent in a new mining operation and business enterprise, including the absence of an operating history, established banking relations and community and industry recognition.

4.  PATENTED (DEEDED) AND UNPATENTED CLAIMS
    The Company acquired the mining rights to 22 patented and 194 unpatented claims (Note 1). The agreement gives the Company the right to explore, develop and mine all minerals by any method whatsoever. As of December 31, 1995, payment obligations of $6,400,000 remain on the claims as follows:

October 16, 1996........................................  $ 350,000
October 16, 1997........................................    400,000
October 16, 1998........................................    450,000
October 16, 1999........................................    500,000
October 16, 2000........................................    550,000
October 16, 2001........................................  1,100,000
October 16, 2002........................................  1,350,000
October 16, 2003........................................  1,700,000
                                                          ---------
                                                          $6,400,000

    Pursuant to an amendment dated March 26, 1996, the lessor has agreed to reduce the Company's rental obligations under the agreement from $6,400,000 to $3,400,000 for various considerations provided by the Company and other entities.

    In 1991, the Company issued 2,500 shares of its common stock, to a third party, in connection with the negotiations leading up to the Mining Venture Agreement with Kennecott Exploration Company. The fair market value of the services rendered were $16,670 and have been capitalized as part of the Patented (Deeded) and Unpatented Claim account.

5.  DUE FROM SHAREHOLDER
    The balance represents unsecured advances to a majority stockholder and is payable on demand.

                                GROUP S LIMITED
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                   YEARS ENDED DECEMBER 31, 1994 AND 1995 AND
               SEPTEMBER 9, 1991 (INCEPTION) TO DECEMBER 31, 1995

6.  INVESTMENT IN HANOVER RESOURCES, INC.

    Prior to the merger of Hanover Group, Inc. ("Group") with the Company, Group was a major stockholder of Hanover Resources, Inc. ("Resources"). As a result of the merger of Group into the Company, the Company acquired the investment that Group previously owned in Resources and thereby the Company became a shareholder in Resources.



    When the Company acquired 100% of the outstanding common stock of Group, it issued 103,875 shares of its common stock which has been recorded on its books at no value. In accordance with Generally Accepted Accounting Principals' rules for accounting for assets of related companies, the assets have been valued at cost. Group's cost for 833,734 shares of Resources common stock transferred to the Company as a result of the merger (see note 8) is $485,038.


7.  OPTION PAYMENT
    The Company received $125,000 from Hanover Gold as an option payment granting Hanover Gold the right to acquire additional claims owned by the Company for a period expiring in 2003, at a price equal to the fair market value of the claims at the time of exercise.

8.  MERGER WITH HANOVER GROUP, INC.

    On November 29, 1995 the Board of Directors of the Company and the Hanover Group, agreed to an exchange of the Company's shares of common stock for the shares of common stock of Group pursuant to the acquisition of Group by the Company under the purchase method of accounting. Under the terms of the acquisition, the Company issued 103,875 shares of common stock of the Company in exchange for the outstanding common stock of Group. Among the assets acquired are 29,875 shares of the Company's common stock which have been canceled. The Company's outstanding capital stock has been reduced by Group's cost of $42,000. The Company acquired all of the assets of Hanover Group, Inc. by assumption of $534,038 of Hanover Group Inc.'s liabilities. The acquisition of Group's shares by the Company will have no material effect on the proposed merger between the Company and Hanover Gold, and Company's shareholders. The acquisition of Group by the Company will have no effect on the number of shares of Hanover Gold common stock that the Company's shareholders will receive upon the merger of the Company into Hanover Gold. The acquisition of Group by the Company is not material to the operations of the Company since Group has been largely inactive, incurring insignificant general and administrative expenses which have been funded by its stockholders.


9.  INCREASE IN CAPITAL STOCK
    The shareholders have approved an increase in the Company's authorized shares of common stock from 50,000 shares to 160,000 shares, and the Company has filed the necessary documents with the State of Montana.

10. DEVELOPMENT STAGE COMPANY

    The Company's operations have been centered around its organization, evaluation of the mining industry, start-up financing of its operations, including acquisition of the mining properties, evaluation of engineering data, obtaining necessary mining permits and formulation and implementation of its business plan. From September 9, 1991 through the period ending December 31, 1995 the Company has required financing from shareholders and affiliated companies to fund the development and rental payments of the mining properties. The Company has incurred losses in connection with its operations during the period from inception to December 31, 1995 of $21,536.

                                GROUP S LIMITED
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                   YEARS ENDED DECEMBER 31, 1994 AND 1995 AND
               SEPTEMBER 9, 1991 (INCEPTION) TO DECEMBER 31, 1995

11. RELATED PARTIES
    The inter-company balances represent advances to and from affiliated companies in the normal course of business. The balances are non-interest bearing and due on demand.

    As of December 31, 1995 and 1994 the Company had receivables and payables with affiliated companies as follows:


                                                                         1994         1995
                                                                      -----------  -----------
Due from (to) Hanover Group, Inc....................................  $    56,000  $         0
                                                                                   $   438,049
                                                                                      (534,039)
                                                                                   -----------
Due from (to) Hanover Resources, Inc................................  $   438,049  $   (95,989)
Due from (to) Hanover Gold Company, Inc.............................  $  (300,695) $  (474,895)


    Certain of the officers and directors of the Company are also officers and directors of the affiliated companies, namely, Hanover Group, Inc., Hanover Resources, Inc., and Hanover Gold Company, Inc. Additionally, certain of the principal shareholders of the affiliated companies are also shareholders in the Company. Furthermore, at December 31, 1995, the Company owns 833,734 shares (39%) of the outstanding common stock of Hanover Resources, Inc. At December 31, 1994, the Company did not own any of the affiliates common stock.

                                GROUP S LIMITED
                           INTERIM MANAGEMENT REPORT
                               FOR THE YEAR ENDED
                             DECEMBER 31, 1995, AND
                                FOR THE PERIODS
                                 JANUARY 1, TO
                         APRIL 30, 1995, AND 1996, AND
                SEPTEMBER 9, 1991 (INCEPTION) TO APRIL 30, 1996

                                GROUP S LIMITED
                          (A DEVELOPED STAGE COMPANY)
                                 BALANCE SHEET



                                     ASSETS



                                                                                  DECEMBER 31,   APRIL 30,
                                                                                      1995         1996
                                                                                  ------------  (UNAUDITED)
                                                                                   (AUDITED)    -----------
                                                                                                 (AUDITED)
Current Assets
  Cash..........................................................................   $    9,642    $   9,901
                                                                                  ------------  -----------
    Total Current Assets........................................................   $    9,642    $   9,801
                                                                                  ------------  -----------
Other Assets:
  Patented (Deeded) and Unpatented Claims (Note 4)..............................      292,838      292,838
  Due from Affiliates (Note 11).................................................      438,049            0
  Due from Shareholder (Note 5).................................................       62,715            0
  Investment in Hanover Resources, Inc. (Note 6)................................      485,038      485,038
                                                                                  ------------  -----------
    Total Other Assets..........................................................   $1,278,640    $ 777,876
                                                                                  ------------  -----------
  Total Assets..................................................................   $1,288,282    $ 786,677
                                                                                  ------------  -----------

                                   LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts Payable..............................................................   $    9,215    $   9,215
                                                                                  ------------  -----------
    Total Current Liabilities...................................................   $    9,215    $   9,215
                                                                                  ------------  -----------
Long-term Liabilities
  Due to Hanover Gold Company, Inc. (Note 11)...................................      474,895      474,895
  Due to Hanover Resources, Inc. (Note 11)......................................      534,038       33,274
  Option Payment (Note 7).......................................................      125,000      125,000
                                                                                  ------------  -----------
    Total Long-term Liabilities.................................................   $1,133,933    $ 633,169
                                                                                  ------------  -----------
  Total Liabilities.............................................................   $1,143,148    $ 642,384
                                                                                  ------------  -----------
Shareholders' Equity:
  Common Stock, (Notes 1, 9, & 10)
  Authorized:
    December 31, 1994 -- 50,000 shares no par value
    December 31, 1995 -- 160,000 shares no par value
  Issued and outstanding
    December 31, 1994 -- 50,000 shares
    December 31, 1995 -- 124,000 shares.........................................      166,670      166,670
(Deficit) accumulated during the development state..............................      (21,536)     (22,377)
                                                                                  ------------  -----------
  Total Stockholders' Equity....................................................   $  145,134    $ 144,293
                                                                                  ------------  -----------
  Total Liabilities and Stockholder's Equity....................................   $1,288,282    $ 786,677
                                                                                  ------------  -----------
                                                                                  ------------  -----------


                       See notes to financial statements.

                                GROUP S LIMITED
                         (A DEVELOPMENT STAGE COMPANY)
              STATEMENTS OF INCOME (LOSS) AND ACCUMULATED DEFICIT



                                                                         JANUARY 1,   JANUARY 1,   SEPTEMBER 9, 1991
                                                                          TO APRIL     TO APRIL     (INCEPTION) TO
                                                                          30, 1995     30, 1996     APRIL 30, 1996
                                                                         -----------  -----------  -----------------
REVENUES
Revenues...............................................................   $       0    $       0      $         0
                                                                         -----------  -----------        --------
EXPENSES
  Administrative and office............................................         425          931           16,882
  Professional Fees....................................................       3,221            0            9,215
                                                                         -----------  -----------        --------
  Total Expenses.......................................................   $   3,646    $     931           26,097
                                                                         -----------  -----------        --------
  Income (Loss) from Operations........................................   $  (3,646)   $    (931)     $   (26,037)
                                                                         -----------  -----------        --------
Other Income (Expense)
  Interest Income......................................................   $     216    $      90      $     4,169
  Interest Expense.....................................................           0            0             (449)
                                                                         -----------  -----------        --------
  Total Other Income (Expense).........................................   $     216    $      90      $     3,720
                                                                         -----------  -----------        --------
Net Income (Loss)......................................................      (3,430)        (842)         (22,377)
Accumulated Deficit at
  Beginning of Period..................................................      (7,164)     (22,536)         --
                                                                         -----------  -----------        --------
  End of Period........................................................   $ (10,594)   $ (22,377)     $   (22,377)
                                                                         -----------  -----------        --------
                                                                         -----------  -----------        --------


                       See notes to financial statements.

                                GROUP S LIMITED
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOW



                                                                     JANUARY 1,    JANUARY 1,   SEPTEMBER 9, 1991
                                                                    TO APRIL 30,  TO APRIL 30,   (INCEPTION) TO
                                                                        1995          1996       APRIL 30, 1996
                                                                    ------------  ------------  -----------------
OPERATING ACTIVITIES:
  Net Income (Loss) from Operations...............................   $   (3,430)   $     (841)    $     (22,377)
Changes in Operating Assets and Liabilities
  (Increase) Decrease in Patented (Deeded) Claims.................                                     (292,838)
  Increase in accounts payable....................................                                        9,215
  (Increase) Decrease in due from Affiliates......................                    438,049                 0
  Increase (Decrease) in Due to Hanover Gold Company, Inc.........                                      474,895
  Increase in option payment......................................                                      125,000
  (Increase) Decrease in due from Shareholder.....................                     62,715                 0
  Increase (Decrease) in due to Affiliates........................                   (500,764)           33,274
                                                                    ------------  ------------  -----------------
Net cash provided by (used in) operating activities:..............   $   (3,430)   $     (841)    $     327,169
                                                                    ------------  ------------  -----------------
INVESTING ACTIVITIES:
  (Increase) in Investment in Hanover Resources, Inc..............                                $    (485,038)
                                                                    ------------  ------------  -----------------
Net cash used in investing activities.............................   $        0    $        0     $    (485,038)
                                                                    ------------  ------------  -----------------
FINANCING ACTIVITIES:
  Proceeds from sale of common stock..............................                                      208,670
  Cost of common stock acquired...................................                                      (42,000)
                                                                    ------------  ------------  -----------------
Net cash provided by financing activities.........................   $        0    $        0     $     166,670
                                                                    ------------  ------------  -----------------
Net Increase (Decrease) in cash...................................       (3,436)         (841)            8,801
Cash, beginning of period.........................................       36,385         9,642          --
                                                                    ------------  ------------  -----------------
Cash, end of period...............................................   $   32,955    $    8,801     $       8,801
                                                                    ------------  ------------  -----------------
                                                                    ------------  ------------  -----------------


                       See notes to financial statements.

                                GROUP S LIMITED
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                         YEARS ENDED DECEMBER 31, 1995
                     JANUARY 1, 1996 TO APRIL 30, 1996, AND
                SEPTEMBER 9, 1991 (INCEPTION) TO APRIL 30, 1996


1.  ORGANIZATION AND NATURE OF BUSINESS
    Group S Limited (the "Company") was incorporated in Montana on September 9, 1991. The objectives of the Company are to invest in precious metals claims, namely gold and silver deposits having economic and mining potential, and related activities in the precious metals and mining industries.

    On October 16, 1991, the Company entered into a Mining Lease and Option to Purchase Agreement to acquire 216 claims. On May 19, 1992 the Company entered into a Mining Venture Agreement with Kennecott Exploration Company for the purpose of exploring, and if warranted, developing and mining the claims.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The unaudited financial statements have been prepared by the Company in accordance with generally accepted accounting principals for interim financial information as required by Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of the Company's management, all adjustments (consisting of only normal recurring accruals) considered necessary of a fair presentation have been included. Operating results for the four month period ended April 30, 1996 are not necessarily indicative of the results that may be expected for the full year ending December 31, 1996.



    For further infomation refer to the financial statements, and footnotes thereto, for the year ended December 31, 1995, incorporated elsewhere herein.


    REVENUE RECOGNITION:

    The Company maintains its books and records on the accrual basis of accounting, recognizing revenue when goods are shipped and expenses when they are incurred.

    DEPLETION:

    The Company depletes the cost of resource properties by an estimate of the amount of natural resources to be extracted in tons of material, which is the estimated recoverable units, divided into the total cost to arrive at the rate per unit. The rate is multiplied by the number of units extracted to determine the annual depletion expense.

    PATENTED (DEEDED) CLAIMS AND RESOURCE PROPERTIES:

    The Company accounts for resource properties and claims at the actual cost incurred for exploration, engineering and site development and for the purchases of mining properties AND THE options to purchase additional claims.

    The Company capitalizes lease payments which are to be allocated to the acquisition cost of the mining claims upon completion of the term of the lease. The provisions of the lease call for termination of the lease for any default in payments and allow for the acquisition of the claims at the end of the lease for the total rental payments made.

    The Company amortizes the acquisition costs of mining claims as the claims are put in service based on the allocated cost of the claim divided by the estimated recoverable units of ore multiplied by the units of ore extracted.

    The Company writes off to operating expense the unamortized cost of the resource property when it determines that the carrying amount of the property may not be recoverable and the asset value is impaired.

                                GROUP S LIMITED
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                         YEARS ENDED DECEMBER 31, 1995
                     JANUARY 1, 1996 TO APRIL 30, 1996, AND
                SEPTEMBER 9, 1991 (INCEPTION) TO APRIL 30, 1996


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    EARNINGS PER SHARE:

    Earnings per share has been computed based on the weighted average number of shares of common stock outstanding during each period. There would have been no material diluting effect on net loss per share for any outstanding stock warrants.

    INVESTMENTS:

    The  Company  accounts  for  investments  in  affiliated  companies,   which
constitute 20% to 50% of the equity of the invested company, by the equity method.

    EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARDS:

    The Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 121 , "Accounting for Impaired of Long-Lived Assets and for Long-Lived Assets to Be Disposed of." SFAS No. 121 requires that Long-Lived Assets and certain identifiable intangibles to be held and used by the Company be reviewed for impairment whenever events indicated that the carrying amount of an assets may not be recoverable. The Company reviews the cost of Mining Properties for impairment when events indicate that the carrying value of the asset may not be recoverable.

    Additionally, The Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock Based Compensation." The effective date of SFAS No. 123 is for fiscal years beginning after December 15, 1995, and establishes a method of accounting for stock compensation plans based on fair value. The Company does not believe the SFAS No. 123 will have an impact on its financial statements.

3.  NATURE OF OPERATIONS, RISKS AND UNCERTAINTIES
    The Company has had no significant operating history and must be considered a development stage enterprise. As such, the Company is subject to all of the risks inherent in a new mining operation and business enterprise, including the absence of an operating history, established banking relations and community and industry recognition.

4.  PATENTED (DEEDED) AND UNPATENTED CLAIMS
    The Company acquired the mining rights to 22 patented and 194 unpatented claims (Note 1). The agreement gives the Company the right to explore, develop and mine all minerals by any method whatsoever.

                                GROUP S LIMITED
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                         YEARS ENDED DECEMBER 31, 1995
                     JANUARY 1, 1996 TO APRIL 30, 1996, AND
                SEPTEMBER 9, 1991 (INCEPTION) TO APRIL 30, 1996


4.  PATENTED (DEEDED) AND UNPATENTED CLAIMS (CONTINUED)
Pursuant to an amendment dated March 26, 1996, the lessor has agreed to reduce the Company's rental obligations under the agreement from $6,400,000 to $3,400,000 for various considerations provided by the Company and other entities. The revised schedule of payments, as of April 30, 1996, is as follows:

October 16, 1996.................................    $  350,000
  March 1, 1997..................................       200,000
  September 16, 1997.............................       200,000
  March 1, 1998..................................       225,000
September 1, 1998................................       225,000
March 1, 1999....................................       250,000
  September 1, 1999..............................       250,000
March 1, 2000....................................       250,000
  September 1, 2000..............................       250,000
March 1, 2001....................................       300,000
  September 1, 2001..............................       300,000
March 1, 2002....................................       300,000
  September 1, 2002..............................       300,000
                                                   --------------
                                                     $3,400,000
                                                   --------------

In 1991, the Company issued 2,500 shares of its common stock to a third party, in connection with the negotiations leading up to the Mining Venture Agreement with Kennecott Exploration Company. The fair market value of the services rendered were $16,670 and have been capitalized as part of the Patented (Deeded) and Unpatented Claim account.

5.  DUE FROM SHAREHOLDER
    The balance represents advances to a majority stockholder and is payable on demand.


6.  INVESTMENT IN HANOVER RESOURCES, INC.


    Prior to the merger of Hanover Group, Inc. ("Group") with the Company, Group was a major stockholder of Hanover Resources, Inc. ("Resources"). As a result of the merger of Group into the Company, the Company acquired the investment that Group previously owned in Resources and thereby the Company became a shareholder in Resources.



    When the Company acquired 100% of the outstanding common stock of Group, it issued 103,875 shares of its common stock which has been recorded on its books at no value. In accordance with Generally Accepted Accounting Principals' rules for accounting for assets of related companies, the assets have been valued at cost. Group's cost for 833,734 shares of Resources common stock transferred to the Company as a result of the merger (see note 8) is $485,038.


7.  OPTION PAYMENT
    The Company received $125,000 from Hanover Gold as an option payment granting Hanover Gold the right to acquire additional claims owned by the Company for a period expiring in 2003, at a price equal to the fair market value of the claims at the time of exercise.

                                GROUP S LIMITED
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                         YEARS ENDED DECEMBER 31, 1995
                     JANUARY 1, 1996 TO APRIL 30, 1996, AND
                SEPTEMBER 9, 1991 (INCEPTION) TO APRIL 30, 1996


8.  MERGER WITH HANOVER GROUP, INC.

    On November 29, 1995 the Board of Directors of the Company and the Hanover Group, agreed to an exchange of the Company's shares of common stock for the shares of common stock of Group pursuant to the acquisition of Group by the Company under the purchase method of accounting. Under the terms of the acquisition, the Company issued 103,875 shares of common stock of the Company in exchange for the outstanding common stock of Group. Among the assets acquired are 29,875 shares of the Company's common stock which have been canceled. The Company's outstanding capital stock has been reduced by Group's cost of $42,000. The Company acquired all of the assets of Hanover Group, Inc. by assumption of $534,038 of Hanover Group Inc.'s liabilities. The acquisition of Group's shares by the Company will have no material effect on the proposed merger between the Company and Hanover Gold, and Company's shareholders. The acquisition of Group by the Company will have no effect on the number of shares of Hanover Gold common stock that the Company's shareholder will receive upon the merger of the Company into Hanover Gold. The acquisition of Group by the Company is not material to the operations of the Company since Group has been largely inactive, incurring insignificant general and administrative expenses which have been funded by its stockholders.


9.  INCREASE IN CAPITAL STOCK
    The shareholders have approved an increase in the Company's authorized shares of common stock from 50,000 shares to 160,000 shares, and the Company has filed the necessary documents with the State of Montana.

10. DEVELOPMENT STAGE COMPANY
    The Company's operations have been centered around its organization, evaluation of the mining industry, start-up financing of its operations, including acquisition of the mining properties, evaluation of engineering data, obtaining necessary mining permits and formulation and implementation of its business plan. From September 1991 through the period ending December 31, 1995 the Company has obtained required financing from shareholders and affiliated companies to fund the development and rental payments of the mining properties. The Company has incurred losses in connection with its operations during the period from inception to April 30, 1996 of $22,377.

11. RELATED PARTIES
    The inter-company balances represent advances from affiliated companies in the normal course of business. The balances are non-interest bearing and due on demand.


    As of December 31, 1995, and April 30, 1996, the Company had receivables and payables with affiliated companies as follows:



                                                                        DEC 31,     APRIL 30,
                                                                         1995         1996
                                                                      -----------  -----------
Due from (to) Hanover Group, Inc....................................  $         0  $         0
                                                                      $   438,049
                                                                         (534,038)
                                                                      -----------
Due from (to) Hanover Resources, Inc................................  $   (95,989) $   (33,274)
Due from (to) Hanover Gold Company, Inc.............................  $  (474,895) $  (474,895)


    Certain of the officers and directors of the Company are also officers and directors of the affiliated companies, namely, Hanover Group, Inc., Hanover Resources, Inc., and Hanover Gold, Inc. Additionally, certain of the principal shareholders of the affiliated companies are also shareholders in the Company.

                                GROUP S LIMITED
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                         YEARS ENDED DECEMBER 31, 1995
                     JANUARY 1, 1996 TO APRIL 30, 1996, AND
                SEPTEMBER 9, 1991 (INCEPTION) TO APRIL 30, 1996


11. RELATED PARTIES (CONTINUED)
Furthermore, at December 31, 1995, and at April 30, 1996, the Company owned 833,734 shares (39%) of the outstanding common stock of Hanover Resources, Inc. At December 31, 1994, the Company did not own any of the affiliates common stock.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                   FORM 10-Q

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


          [X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                 For the quarterly period ended March 31, 1996


                                       OR

            [ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
         For the transition period from               to


                        Commission file number: 0-23022


                           HANOVER GOLD COMPANY, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                11-2740461
     (State or other            (IRS Employer
       jurisdiction          Identification No.)
    of incorporation)

                      1000 NORTHWEST BOULEVARD, SUITE 100
                           Coeur d'Alene, Idaho 83814
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (208) 664-4653

          Securities registered pursuant to Section 12(b) of the Act:

    Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period as the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

    The number of outstanding shares of the registrant's common stock at May 15, 1996 was 14,829,678 shares.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                  HANOVER GOLD COMPANY, INC. QUARTERLY REPORT
                     ON FORM 10-Q FOR THE QUARTERLY PERIOD
                              ENDED MARCH 31, 1996
                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
PART I -- FINANCIAL INFORMATION

    Item 1: Financial Statements...........................................................................           1

    Item 2: Management's Discussion and Analysis of Financial Condition and
           Results of Operations...........................................................................           1

PART II -- OTHER INFORMATION

    Item 1: Legal Proceedings..............................................................................           3

    Item 2: Changes in Securities..........................................................................           3

    Item 3: Defaults Upon Senior Securities................................................................           3

    Item 4: Submission of Matters to a Vote of Security Holders............................................           3

    Item 5: Other Information..............................................................................           3

    Item 6: Exhibits and Reports on Form 8-K...............................................................           4

SIGNATURES

         [The balance of this page has been intentionally left blank.]

                        PART I -- FINANCIAL INFORMATION

ITEM 1.  FINANCIAL STATEMENTS.

    The unaudited consolidated financial statements of the Company for the periods covered by this report are included elsewhere in this report, beginning at page F/S-1.

    The unaudited condensed consolidated financial statements have been prepared by the Company in accordance with generally accepted accounting principles for interim financial information with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of the Company's management, all adjustments (consisting of only normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three month period ended March 31, 1996 are not necessarily indicative of the results that may be expected for the full year ending December 31, 1996.

    For further information refer to the consolidated financial statements and footnotes thereto incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 1996.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSES OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

   RESULTS OF OPERATIONS FOR THE PERIOD ENDED MARCH 31, 1996 COMPARED TO THE PERIOD ENDED MARCH 31, 1995.

    The Company had total assets of $8,946,598 at March 31, 1996, compared to $8,310,364 for the year ended December 31, 1995. At March 31, 1995, these assets consisted of $370,738 in current assets, $7,585,027 in resource properties and claims, $137,270 in property and equipment, net of depreciation, and $900,728 in reclamation bonds and other assets, which includes $880,804 in notes receivable from affiliates. This compares to $6,147,279 in resource properties and claims, $150,494 in property and equipment, $1,210,024 in reclamation bonds and other assets, inclusive of the $880,804 in notes receivable from affiliates, at December 31, 1995. The increase in total assets at March 31, 1995 is attributable primarily to an increase in resource properties and claims stemming from the company's acquisition of additional mining claims and interests in the Alder Gulch area. The decrease in current assets is primarily due to a decrease in cash for the period, which is itself attributable to: the payment of increased expenses of operation; payment of consulting fees to former executive officers of the Company and the Company's geological consultant, a portion of which were accrued during the year ended December 31, 1995; payment of directors and officers liability insurance premiums; and increased legal and accounting expenses incurred in connection with the acquisition of additional mining claims and interests.

    The Company's current assets at March 31, 1996 consisted of $265,001 in cash, $29,494 in inventory and $76,243 in prepaid expenses, compared to $723,162 in cash, $29,494 in inventory and $97,586 in prepaid expenses at December 31, 1995.

    Total liabilities at March 31, 1996 were $8,695,178, compared to total liabilities of $7,951,504 at December 31, 1995. At March 31, 1996, these liabilities consisted of $14,982 in notes payable, $225,179 in accounts payable and $11,259 in accrued expenses. This compares to $48,654 in notes payable, $221,756 in accounts payable and $38,450 in accrued expenses at December 31, 1995. The decrease in notes payable is attributable to the payment during the quarter of premiums for directors and officers liability insurance, the effect of which reduced a note formerly given in conjunction with the financing of such premiums. The slight increase in accounts payable during the three months ended March 31, 1996 is primarily due to increased activities involving the acquisition of additional mining claims and interests in the Alder Gulch area.

    Revenues for the three month period ended March 31, 1996 consisted of $3,511 received from the sale of carbon to ASARCO. General and administrative expenses for the 1996 period were $303,733, down from $413,088 during the comparable period in 1995. The decrease in general and administrative expenses is primarily attributable to the fact that the Company was not engaged in mining activities during the first quarter of 1996, and, secondarily, to a decrease in the amounts payable to executive officers during the period.

    During the three months ended March 31, 1996, the Company experienced a loss from operations of $299,326, or approximately $0.02 per share, compared to a loss of $627,743, or approximately $0.07 per share, during the comparable period in the previous year. The significant decrease in losses is due primarily to the fact that the Company was not engaged in mining activities in the Alder Gulch during the period ended March 31, 1996.

    LIQUIDITY AND CAPITAL RESOURCES.

    As previously reported, as a consequence of Kennecott's withdrawal from the mining venture in March 1995, the Company assumed full responsibility for certain landowner rental and royalty obligations on its Alder Gulch mining claims. At December 31, 1995 the rental and royalty obligations payable in 1996 totalled $1,255,120. Management believes the Company will meet its 1996, largely because of financing commitments that have been made by Neal A. Degerstrom and associated persons under the June 1995 securities purchase agreement and amendments. Mr. Degerstrom and such persons are obligated to purchase an additional 2,142,858 shares of common stock at various times during the seven month period ending October 16, 1996, which will result in proceeds to the Company of approximately $1 million. Mr. Degerstrom purchased 400,000 of such shares on April 15, 1996. However, unless the Company is able to negotiate a joint venture or other agreement with a major mining company for the continued exploration and development of the Alder Gulch claims, it may continue to experience a shortage of working capital.

    The Company has incurred aggregate losses of $4,624,625 from inception through March 31, 1996 because it has not yet been able to place the Alder Gulch properties into large-scale production. The Company's inability to achieve this objective is attributable to a number of factors, including Kennecott's unexpected withdrawal from the mining venture and the Company's lack of success, judged at least historically, in consolidating the various claims and interests in the area. Although the Company was able to conduct fairly extensive exploration and limited development of the properties, largely as the result of its former arrangement with Kennecott, significant additional work must be performed to support further development efforts. The Company has received expressions of interest from several North American mining companies regarding a joint venture or other economic arrangement to explore and develop the properties, and believes such an arrangement will be concluded during the second quarter of 1996.

    As previously reported, the Company has recently restructured its management and taken significant additional steps to consolidate the Alder Gulch claims. In addition, the Company has completed a compilation of geologic and other technical data generated from its and Kennecott's prior exploration activities. Management believes these activities will have a positive effect on the Company's performance during 1996, and that the Company will be successful in negotiating a joint venture or other arrangement with a major mining company to explore and, if warranted, develop its properties.

    Although the Company's operations are subject to general inflationary pressures, these pressures have not had a significant effect on operations, particularly since early 1995 when mining and processing operations were suspended for lack of funds. If the Company resumes exploration and development activities, which can be expected during 1996 if it is successful in negotiating a joint venture or other economic arrangement with another mining company, inflation will result in an increase in the cost of goods and services necessary to its mining operations.

                          PART II -- OTHER INFORMATION

ITEM 1.  LEGAL PROCEEDINGS.

    Neither the registrant nor any of its mining properties are subject to any pending legal proceedings.

ITEM 2.  CHANGES IN SECURITIES.

    Neither the constituent instruments defining the rights of the registrant's securities holders nor the rights evidenced by the registrant's outstanding common stock have been modified, limited or qualified.

ITEM 3.  DEFAULTS UPON SENIOR SECURITIES.

    The registrant has no outstanding senior securities.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

    No matters were submitted to a vote of the registrant's security holders during the period covered by this report.

ITEM 5.  OTHER INFORMATION.

    PURCHASE BY DEGERSTROM OF ADDITIONAL SHARES OF COMMON STOCK. As previously reported, pursuant to a third amendment dated March 3, 1996 to a securities purchase agreement between the registrant and N. A. Degerstrom, Mr. Degerstrom firmly committed to purchase 2,142,858 shares of the registrant's common stock represented by options previously granted to Mr. Degerstrom and subsequently canceled. These shares are to be purchased by Mr. Degerstrom, at the price of $0.50 per share (which is equal to the exercise price of the former options), on or before the dates the former options were to have been exercised: 400,000 shares will be purchased on April 15, 1996; an additional 1,200,000 shares will be purchased on June 1, 1996; and the remaining 542,858 shares will be purchased on or before October 16, 1996. Proceeds received by the Company from the purchase of these shares will be used to ensure payment of rental and royalty obligations coming due in 1996. Mr. Degerstrom purchased 400,000 of such shares on April 15, 1996.

    CONSUMMATION OF MOEN TRANSACTION. As previously reported, the registrant's Group S subsidiary entered into an agreement with Roy Moen and related interests effective March 26, 1996 amending the terms of an October 1991 lease and option agreement covering 216 mining claims in the Alder Gulch area. The amendment reduces Group S's overall rental obligations by $3,000,000 and establishes a new payment schedule providing for bi-annual payments of $200,000 to $300,000, commencing October 16, 1996 and ending September 1, 2002. The revised agreement also reduces from 5% to 2.5% the production royalty Moen would receive if the claims are placed into production. Like the former agreement, the production royalty declines to 1% in the event the price of gold is less than $425 per ounce; unlike the former agreement, Group S will not acquire a proportionate ownership interest in the claims as rental payments are made. Rather, such ownership will become vested only when all future rental payments, now totalling $3.4 million, have been made. In consideration of the agreed reductions in Group S's rental and royalty obligations to Moen, the Company has agreed to issue 250,000 shares of common stock to Moen, and grant him three-year options, exercisable at the price of $2.00 per share, to acquire an additional 200,000 shares. As further consideration for the agreed reductions, the Company will forgive approximately $92,000 in indebtedness which Moen and a related entity incurred in 1993 in connection with purchase of equipment and the customizing of a mill facility near Virginia City. The Company will also transfer two mine trucks to Moen, having a book value at December 31, 1995 of $43,183, and will cause Geneva Mill L.C. to assign and convey to Moen an unusable ore processing facility located in Radersburg, Montana, together with approximately twenty acres of real property on which the facility is located. (As was disclosed in the registrant's annual report on Form 10-K for the year ended December 31, 1995 and in Note 5 to the consolidated financial statements included therein, the carrying value of a promissory note issued to the Company by Geneva Mill L.C. in 1994 in connection with the Company's financing of the mill's acquisition and refurbishment was written down in 1995 to $220,000.) In addition, N. A. Degerstrom, Inc., which is controlled by an affiliate of the Company, has agreed to transfer to Moen certain equipment maintained at a Degerstrom-operated milling facility near Soda Springs, Idaho.

    The transactions evidenced by the amendment between Group S and Moen were consummated in April of 1996.

    AMENDMENT TO TABOR TRANSACTION AND CLOSING IN ESCROW. As previously reported, effective March 25, 1996 the registrant entered into an asset purchase agreement with Tabor Resources Corporation, a Minnesota corporation, for the purchase of ten patented and 120 unpatented mining claims, and one mining lease, covering properties located in the Alder Gulch area. The registrant agreed to issue Tabor 400,000 shares of common stock and three-year options exercisable at the price of $2.00 per share for the purchase of an additional 300,000 shares in the transaction. The registrant also agreed that if, during the two year period commencing with the effective date of the agreement, the average bid price of the common stock during any period of thirty consecutive trading days does not exceed $2.00 per share, it would issue Tabor such number of additional shares sufficient to raise the aggregate market value of the shares then owned by Tabor to $2.00.

    The asset purchase agreement was amended effective as of April 19, 1996 to delete those provisions pertaining to the issuance of options to Tabor and to substitute, in their stead, new provisions providing for the issuance of an additional 125,000 shares of the registrant's common stock to Tabor as further consideration. Certificates for the 125,000 additional shares were issued to Tabor as of such date. The remaining 400,000 shares of common stock issuable by the registrant pursuant to the agreement, together with conveyancing documents covering the mining claims and leases owned by Tabor, were deposited into an escrow account as of such date as well. As previously reported, the registrant has agreed to prepare and file a registration statement under the Securities Act covering the 400,000 shares issued to Tabor, and to cause such registration statement to be declared effective within six months of the effective date of the agreement, as amended (or on or before October 16, 1996). The registrant also has agreed to thereafter maintain the registration statement in effect for a period of eighteen months to enable Tabor to resell the shares should it so choose. Pending effectiveness of the registration statement, conveyancing documents covering the claims and certificates for the 400,000 shares are to be held in escrow. In the event the registration statement is not declared effective within six months of closing, such documents and certificates may at Tabor's election be returned to the respective parties, in which event the transaction will be deemed to have been rescinded.

ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K.

    EXHIBITS.  The following exhibit is filed as part of this report:

        10.12 Amendment to Asset Purchase Agreement dated as of April 19, 1996 between the registrant and Tabor Resources Corporation.

    REPORTS ON FORM 8-K.   No reports on Form 8-K  were filed by the  registrant
during the period covered by this report.

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
                               TABLE OF CONTENTS

                                                                                                             PAGE
                                                                                                           ---------
Condensed Consolidated Balance Sheet.....................................................................      F/S-1

Condensed Consolidated Statements of Income (Loss).......................................................      F/S-2

Condensed Consolidated Statement of Stockholders' Equity.................................................      F/S-3

Condensed Consolidated Statements of Cash Flow...........................................................      F/S-4

Notes to Condensed Consolidated Financial Statements.....................................................      F/S-5

                                      (i)

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
                      CONDENSED CONSOLIDATED BALANCE SHEET

                                     ASSETS

                                                                                       MARCH 31,    DECEMBER 31,
                                                                                         1996           1995
                                                                                     -------------  -------------
                                                                                      (UNAUDITED)     (AUDITED)
Current Assets:
  Cash.............................................................................  $     265,001  $     723,162
  Inventory (Note 3)...............................................................         29,494         29,494
  Prepaid expenses.................................................................         76,243         97,586
                                                                                     -------------  -------------
    Total current assets...........................................................        370,738        850,242
Resource properties and claims:
  Exploration, engineering and site development....................................      2,225,106      2,225,106
  Mining properties (Notes 5 and 6)................................................      5,359,831      3,922,083
  Option...........................................................................             90             90
                                                                                     -------------  -------------
    Total resource properties and claims...........................................      7,585,027      6,147,279
Property and equipment, at cost....................................................        137,270        150,494
Less accumulated depreciation......................................................         47,165         47,675
                                                                                     -------------  -------------
  Net property and plant and equipment.............................................         90,105        102,819
                                                                                     -------------  -------------
Other Assets:
  Reclamation bonds................................................................         19,924         19,924
  Note receivable (Note 4).........................................................                       309,296
  Due from Group S, Ltd............................................................        474,895        474,895
  Due from Hanover Resources, Inc..................................................        405,909        405,909
                                                                                     -------------  -------------
    Total resource properties and claims...........................................        900,728      1,210,024
                                                                                     -------------  -------------
      Total assets.................................................................  $   8,946,598  $   8,310,364
                                                                                     -------------  -------------
                                                                                     -------------  -------------

                                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Note Payable.....................................................................  $      14,982  $      48,654
  Loans payable -- shareholder.....................................................                        50,000
  Accounts Payable.................................................................        225,179        221,756
  Accrued Expenses.................................................................         11,259         38,450
                                                                                     -------------  -------------
    Total current liabilities......................................................        251,420        358,860
                                                                                     -------------  -------------
Stockholders' equity:
  Common stock, $.0001 par value, authorized 25,000,000 shares; issued and
   outstanding 13,649,678 and 14,304,678 shares respectively.......................          1,430          1,365
  Additional paid-in capital.......................................................     13,318,373     12,275,438
  Deficit accumulated during the development stage.................................     (4,624,625)    (4,325,299)
                                                                                     -------------  -------------
                                                                                         8,695,178      7,951,504
                                                                                     -------------  -------------
    Total liabilities & stockholders' equity.......................................  $   8,946,598  $   8,310,364
                                                                                     -------------  -------------
                                                                                     -------------  -------------

                                     F/S-1

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
               CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
                                  (UNAUDITED)

                                                                                    THREE MONTHS    THREE MONTHS
                                                                                    ENDED MARCH     ENDED MARCH
                                                                                      31, 1996        31, 1995
                                                                                   --------------  --------------
Revenue..........................................................................   $      3,511    $    180,948
Cost of goods mined..............................................................                        669,488
                                                                                                   --------------
Gross profit (loss)..............................................................          3,511        (488,540)
General and administrative expenses..............................................        303,733         413,088
                                                                                   --------------  --------------
Loss from operations.............................................................       (300,222)       (901,628)
Interest and Other Income........................................................            896          23,885
Option Received..................................................................                        250,000
                                                                                                   --------------
Net Loss.........................................................................   $   (299,326)       (627,743)
                                                                                   --------------  --------------
                                                                                   --------------  --------------
Net Loss per share...............................................................   $      (0.02)   $      (0.07)
                                                                                   --------------  --------------
                                                                                   --------------  --------------
Weighted average common shares outstanding.......................................     13,692,205       9,095,857
                                                                                   --------------  --------------
                                                                                   --------------  --------------

                                     F/S-2

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
            CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                                                                                                         (DEFICIT)
                                                                                                        ACCUMULATED
                                                                                         ADDITIONAL     DURING THE
                                                                COMMON       COMMON        PAID-IN      DEVELOPMENT
                                                                SHARES        STOCK        CAPITAL         STAGE
                                                             ------------  -----------  -------------  -------------
Balance, December 31, 1994.................................     8,845,857   $     885   $   9,838,572  $  (2,003,730)
Issuance of 250,000 shares of common stock to Hanover
 Resources, Inc. as per Modification Agreement dated
 12/31/90 ($1.60/share)....................................       250,000          25
Issuance of 2,142,856 shares of common stock to N.A.
 Degerstrom as per Securities Purchase Agreement dated
 06/01/95 ($0.35/share)....................................     2,141,856         214         749,786
Issuance of 714,286 shares of common stock to N.A.
 Degerstrom as per Securities Purchase Agreement dated
 06/01/95 ($0.35/share)....................................       714,286          71         249,929
Issuance of 200,000 shares of restricted common stock
 pursuant to a private placement ($1.00/share).............       200,000          20         199,980
Issuance of remaining 250,000 shares of common stock to
 Hanover Resources, Inc. as per Modification Agreement
 dated 12/31/90 ($.0001/share).............................       250,000          25
Issuance of 69,679 shares of common stock in satisfaction
 of vendor obligations ($1.06/share).......................        69,679           7          74,089
Issuance of 200,000 shares of common stock in satisfaction
 of vendor obligations ($1.00/share).......................       200,000          20         199,980
Issuance of 1,000,000 shares of common stock to N.A.
 Degerstrom per amendment to Securities Purchase Agreement
 dated 06/01/95 ($1.00/share)..............................     1,000,000         100         999,900
Redemption of previously issued shares ($1.60/share).......       (23,000)         (2)        (36,798)
Net loss...................................................                                               (2,321,569)
                                                                                                       -------------
Balance, December 31, 1995.................................    13,649,678       1,365      12,275,438     (4,325,299)
Issuance of 5,000 shares of common stock to W.W. Goodridge
 pursuant to Agreement of Assignment dated 11/30/95
 ($1.00/share).............................................         5,000                       5,000
Issuance of 400,000 shares of common stock to Tabor
 Resources Corporation pursuant to Asset Purchase Agreement
 dated March 25, 1996 ($1.62/share)........................       400,000          40         647,960
Issuance of 250,000 shares of common stock to Roy A. Moen
 pursuant to Agreement and Amendment to Mining Lease &
 Option to Purchase dated March 26, 1996 ($1.56/share).....       250,000          25         389,975
Net loss...................................................                                                 (299,326)
                                                                                                       -------------
Balance, March 31, 1996....................................    14,304,678   $   1,430   $  13,318,373  $  (4,624,625)
                                                             ------------
                                                             ------------

                                     F/S-3

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
                                  (UNAUDITED)

                                                                                    THREE MONTHS    THREE MONTHS
                                                                                    ENDED MARCH     ENDED MARCH
                                                                                      31, 1996        31, 1995
                                                                                   --------------  --------------
Operating Activities:
  Net loss.......................................................................       (299,326)       (627,743)
Adjustments to reconcile net cash and equivalents provided by operating activities:
  Depreciation...................................................................          8,152           7,566
  Depletion......................................................................                          5,068
Changes in operating assets & liabilities:
  (Increase) decrease in subscription receivable.................................                        558,621
  (Increase) decrease in inventory...............................................                         42,639
  (Increase) decrease in prepaid expenses........................................         21,343          29,045
  Increase (decrease) in accounts payable........................................          3,423         (34,450)
  Increase (decrease) in accrued expenses........................................        (21,409)        (52,231)
Changes in other assets and liabilities:
  (Increase) decrease in reclamation bond........................................                            (53)
  (Increase) decrease in notes receivable........................................        309,296         (77,700)
  (Increase) decrease in due to Group S, Ltd.....................................                        118,165
  (Increase) decrease in due to Hanover Resources, Inc...........................                        105,207
  Increase (decrease) in note payable............................................        (83,672)
  (Decrease) in option payable...................................................                       (250,000)
  Increase (decrease) in Payroll Taxes & Disability..............................         (5,783)         41,062
                                                                                   --------------  --------------
Net cash used in operating activities............................................        (67,975)       (134,804)
                                                                                   --------------  --------------
Investing Activities:
  Purchase of property and equipment.............................................        (30,891)        (11,496)
  Increase in mining properties..................................................     (1,437,748)
                                                                                   --------------
Net cash used in investing activities............................................     (1,468,639)        (11,496)
                                                                                   --------------  --------------
Financing Activities:
  Disposition of equipment for mining interests..................................         35,453
  Issuance of common stock for mining interests..................................      1,043,000        (399,975)
                                                                                   --------------  --------------
Net cash provided by financing activities........................................      1,078,453        (399,975)
                                                                                   --------------  --------------
Net increase (decrease) in cash..................................................       (458,161)       (546,275)
Cash, beginning of period........................................................        732,162         646,141
                                                                                   --------------  --------------
Cash, end of period..............................................................        265,001          99,866
                                                                                   --------------  --------------
                                                                                   --------------  --------------

                                     F/S-4

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

    Financing information presented in the Company's quarterly reports follow the policies set forth in its Annual Report to Stockholders and its Annual Report on Form 10-K filed with the Securities and Exchange Commission. In accordance with generally accepted accounting principles for interim financial information, the instructions to Form 10-Q, and Rule 10-01 of Regulation S-X, these quarterly reports do not include all of the information and footnotes.

    In the opinion of the Company's management, all adjustments (consisting of only normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three month period ended March 31, 1996 are not necessarily indicative of the results that may be expected for the full year ending December 31, 1996.

    For further information, refer to the consolidated financial statements and footnotes thereto incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 1995.

1.  NATURE OF BUSINESS:
    The objectives of the Company are to invest in precious metal claims, namely gold and silver deposits having economic potential for development and mining and related activities in the precious metals and mining industries.

2.  ORGANIZATION:
    Hanover Gold Company, Inc. was incorporated in Delaware on December 6, 1984 and on September 24, 1990 exchanged 14,000,000 shares of its $.0001 par value common stock for 100% of the outstanding stock of Hanover International Limited. On July 31, 1990 the Company acquired the Kearsarge Lode Claim, south of Virginia City, Montana, entering into a Sublease and Purchase Option Agreement with the Hanover Resources, Inc. As of December 1990 the company reverse split the stock 1 for 20.

3.  INVENTORIES:
    Inventories consist of:

                                                               MARCH 31, 1996  MARCH 31, 1995
                                                               --------------  --------------
Raw materials................................................    $   29,494     $     29,494
Work in process..............................................             0          126,581
Yard and Supplies............................................             0           46,199
Inventory write-down.........................................             0         (103,869)
                                                                    -------    --------------
    Total Inventory..........................................    $   29,494     $    138,599
                                                                    -------    --------------
                                                                    -------    --------------

4.  NOTE RECEIVABLE:
    In February, March and April 1993, the Company made total loans of $100,000 to Moen Builders, Inc. and M&W Milling and Refining, Inc. (Collectively referred to as "M&W") for M&W to acquire certain equipment to complete its custom mill facility. M&W is not affiliated with the Company. The Company secured this loan with a fully executed and recorded UCC Financing Statement covering certain equipment. M&W was obligated to repay the notes from cash flow proceeds at the rate of $3.33 per ton of the Company's Ore processed by M&W at the mill and at the rate of $2.00 per ton for third party ore processed by M&W at the mill. As of December 31, 1994 M&W had paid back $7,897, leaving a balance due from M&W of $92,103. As of December 31, 1995 M&W paid back $2,806, leaving a balance due of $89,297.

    During 1994, the Company acquired the exclusive use of the gravity and carbon-in-leach mill processing facility known as Geneva Mill, L.C. at Toston, Montana. The Company entered into an agreement with Geneva Mill, L.C. on June 14, 1994 and provided the necessary funds for Geneva Mill, L.C. to acquire and refurbish the facility. In addition to the note receivable to M&W, the Company had made loan advances in

                                     F/S-5

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

4.  NOTE RECEIVABLE: (CONTINUED)
1994 to Geneva Mill, L.C. in the amount of $1,221,922 and an additional amount in 1995 of $373,278, for plant acquisition, crushing equipment, refurbishing used mill equipment, installation of new pumps, construction of tailings ponds and liners, transportation trucking equipment, and loaders and working capital. The terms of the repayment of the loans were based on the tons of ore processed at the mill at the rate of $45 per ton plus a $5 credit per ton as a payment toward the advance. For 1994 and 1995 Geneva Mill, L.C. repaid from processing $240,642 and $266,137 respectively, and made cash payments of $88,500 in 1995. In 1995 all operations between Geneva Mill, L.C. and Hanover Gold ceased. The balance due to the Company prior to the write-off of the uncollectible portion of the amounts due was $999,921. Management determined to write off $779,921 as an uncollectible bad debt for 1995 due to the prospect that the mill would no longer be utilized and the inability of Geneva Mill, L.C. to repay the loan. The remaining balance of $220,000 was secured by tangible assets and a security interest.

    The Company's Group S subsidiary entered into an agreement with Roy Moen and related interests effective March 26, 1996 amending the terms of an October 1991 lease and option agreement covering 216 mining claims in the Alder Gulch area. As part consideration for amending the agreement, the Company became obligated for the issuance of 250,000 shares of its common stock; the granting of a three year option for the issuance of an additional 200,000 shares of its common stock at an exercise price of $2.00 per share; the transfer of two mining trucks that it owns free and clear of encumbrances with a book value of approximately $35,000; the forgiveness of the note receivable in the amount of $89,297 due from M&W, and release of the UCC filing the Company held as security for that note; and the elimination of the note receivable in the amount of $220,000 due from Geneva Mill, L.C. in exchange for a $3,000,000 reduction in the landowner rental obligations that are owed to M&W by Group S, Ltd., which, upon approval of the pending merger of Group S, Ltd. and the Company, would become the Company's obligation to pay M&W. M&W will also take title to all of the assets owned by Geneva Mill, L.C. as part of the consideration for the reduction in rental payments to be received by M&W.

                                     F/S-6

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

5.  PATENTED (DEEDED) CLAIMS:
    The Company acquired the mining rights to the Kearsarge Load Claim, a precious metals tract from Hanover Resources, Inc. pursuant to a Mineral Sublease and Purchase Option Agreement dated July 31, 1990. The agreement provides for the payment of rent as follows:

On or before November 1, 1990...................................  $ 100,000
March 1, 199 ...................................................    100,000
June 1, 1991....................................................    125,000
September 1, 1991...............................................     50,000
December 1, 1991................................................     50,000
January 1, 1992.................................................     25,000
February 1, 1992................................................     25,000
March 1, 1992...................................................     25,000
April 1, 1992...................................................     25,000
May 1, 1992.....................................................     50,000
September 1, 1992...............................................     50,000
June 1, 1993....................................................    150,000
June 1, 1994....................................................    100,000
June 1, 1995....................................................    350,000
June 1, 1996....................................................    400,000
June 1, 1997....................................................    400,000
June 1, 1998....................................................    400,000
June 1, 1999....................................................    875,000
                                                                  ---------
                                                                  $3,300,000
                                                                  ---------
                                                                  ---------

6.  AGREEMENTS:
    On February 13, 1992, the Hanover Group, Inc. entered into an agreement with Bearcat for Bearcat's 30% working interest in the 34 claims known as the Kearsarge Group of Claims. Hanover Group then assigned the agreement to the Company without consideration and thereafter the Company acquired the working interest for a consideration of 600,000 shares of restricted common stock issued by the Company to Bearcat. The negotiated value of the stock between the Company and Bearcat on the closing date was $2.0 per share or a total of $1,200,000 for the working interest. In addition, Bearcat was granted two future stock options by the Company, one at $3.00 per share for 171,000 shares of legended common stock which expired May 14, 1995, and another at $10.00 per share for 500,000 shares of legend common stock which expires May 14, 1997.

                                     F/S-7

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

6.  AGREEMENTS: (CONTINUED)
    On February 20, 1982, the Company entered into an Assignment and Mineral Sublease agreement with Hanover Resources, Inc. The Agreement provides for the Company to pay the underlying landowner rental obligations as follows:

June 1, 1992....................................................  $ 150,000
September 1, 1992...............................................     50,000
June 1, 1993....................................................    112,500
June 1, 1994....................................................     85,000
June 1, 1995....................................................    200,000
June 1, 1996....................................................    200,000
June 1, 1997....................................................    200,000
June 1, 1998....................................................    200,000
June 1, 1999....................................................  1,377,500
                                                                  ---------
                                                                  $2,775,000
                                                                  ---------
                                                                  ---------

    Additionally, on November 10, 1993 the Company entered into an Option to Purchase Agreement, with an unrelated party, for the remaining 20% of the Apex claim and two additional claims, the JTC and Randolph claims for $1,650,000 and a five percent (5%) Net Smelter Return royalty. Under the Agreement, the Company has the right to purchase this claim package for $1,650,000 less the amount previously paid of $250,000. This is pursuant to the underlying landowner rental payment obligations as follows:

April 15, 1995..................................................  $ 150,000
April 15, 1996..................................................    200,000
April 15, 1997..................................................    250,000
April 15, 1998..................................................    300,000
April 15, 1999..................................................    500,000
                                                                  ---------
                                                                  $1,400,000
                                                                  ---------
                                                                  ---------

    Effective March 25, 1996 the Company entered into an asset purchase agreement with the Tabor Resources Corporation, a Minnesota corporation, for the purchase of ten patented and 20 unpatented mining claims, and one mining lease, covering properties located in the Alder Gulch area. The Company agreed to issue Tabor 400,000 shares of common stock and three-year options exercisable at the price of $2.00 per share for the purchase of an additional 300,000 shares in the transaction.

7.  DEVELOPMENT STAGE COMPANY:
    The Company's operations have been centered around its organization, evaluation of the mining industry, start-up financing of its operations, including acquisition of the Kearsarge Mine, evaluation of engineering data, obtaining necessary mining permits and formulation and implementation of tis business plan. From May 2, 1990 through the period ending March 31, 1996, the Company has secured required financing from its public warrant offering, and Hanover Resources, Inc. its principal shareholder, in the total aggregate amount of $11,076,514, which financing has been in the form of cash for exploration, engineering, site development and rental payments for the Kearsarge Claim. Additionally, financing has been provided form the public offering of the Company's warrants. The Company has incurred losses in connection with its operations through the period ended March 31, 1996 of $4,624,625.

                                     F/S-8

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          HANOVER GOLD COMPANY, INC.

                                          By: /s/ JAMES A. FISH_________________
                                              James A. Fish, its President
Date: May 14, 1996

                                          By: /s/ WAYNE SCHOONMAKER_____________
                                              Wayne Schoonmaker, its Principal
                                             Accounting Officer
Date: May 14, 1996

                                     F/S-9

10.12 AMENDMENT TO ASSET PURCHASE AGREEMENT DATED AS OF APRIL 19, 1996 BETWEEN THE REGISTRANT AND TABOR RESOURCES CORPORATION.

                                  AMENDMENT TO
                            ASSET PURCHASE AGREEMENT

    This amendment to asset purchase agreement (the "Amendment") is made effective as of April 19, 1996, between Tabor Resources Corporation, a Minnesota corporation (hereinafter referred to as "Seller"), whose address is 5198 West 76th Street, Edina, Minnesota 55439, and Hanover Gold Company, Inc., a Delaware corporation (hereinafter referred to as "Buyer"), having its principal office at 1000 Northwest Boulevard, Suite 100, Coeur d'Alene, Idaho 83814.

                                   RECITALS:

    A. The Seller and Buyer are parties to that certain Asset Purchase Agreement dated effective as of March 25, 1996 (the "Purchase Agreement"), pursuant to which Seller has agreed to sell, transfer, assign and convey to Buyer, and Buyer has agreed to purchase from Seller, certain patented and unpatented mining claims and a lease located in the Alder Gulch area of the Virginia City Mining District in southwestern Montana, in consideration for which Buyer has agreed to issue Seller shares of Buyer's common stock and to grant Seller options to acquire additional shares of Buyer's common stock.

    B. Seller and Buyer have agreed to amend the terms of the Purchase Agreement to increase the number of shares of Buyer's common stock to be issued to Seller and to delete the provisions of the Purchase Agreement providing for the grant of options.

    NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, Seller and Buyer hereby amend the Purchase Agreement as follows.

    1. Section 1.2 of the Purchase Agreement is amended to read in its entirety as follows:

    1. BASE PURCHASE PRICE. The base purchase price of the Properties (the "Base Purchase Price") shall consist of the issuance by Buyer of 525,000 shares (the "Shares") of its common stock, par value $.0001 per share (the "Common Stock"). The Shares shall be issued to Seller at the Closing pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), afforded by Section 4(2) thereof. As provided in subsection 1.4 of this Agreement, Buyer agrees to prepare and file a registration statement under the Securities Act covering the Shares for resale by Seller, and cause the same to be declared effective within six months of the effective date of this Agreement.

    2. Section 1.3 of the Purchase Agreement is amended to read in its entirety as follows:

    1.3 ADJUSTMENTS TO BASE PURCHASE PRICE. In addition to the Base Purchase Price, Buyer agrees to issue Seller additional shares of Common Stock (the "Additional Shares") under the following circumstances and in the following amount. If, during the two year period commencing with the effective date of this Agreement, the average bid price of the Common Stock during any period of thirty consecutive trading days has never exceeded $2.00 per share, then, promptly following the expiration of such two year period, Buyer shall issue Seller such number of Additional Shares as are sufficient to raise the aggregate market value of the Shares then owned by Seller (being those of the 525,000 shares of Common Stock issued to Seller pursuant to subsection 1.2, above, then owned by Seller beneficially or of record) to $2.00. The number of Additional Shares to be issued to Seller in such event shall be determined by the following formula:

                               X = (2/FV X Y) - Y

where "X" equals the number of Additional Shares, "Y" equals the number of Shares then owned by Seller, and "FV" equals the average bid price of the Common Stock as reported on the Nasdaq Stock Market during the period of thirty consecutive trading days immediately preceding the expiration of such two year period. Such Additional Shares (if required to be issued), when added to the Shares comprising the Base Purchase Price payable by Buyer as hereinabove provided, shall constitute the full consideration for the Properties.

    3. Section 1.4 of the Purchase Agreement is amended to read in its entirety as follows:

    1.4 SECURITIES ACT REGISTRATION. Buyer, at its sole expense, shall prepare and file a registration statement under the Securities Act covering the Shares for resale by Seller, and shall cause such registration statement to be declared effective by the Securities and Exchange Commission within six months of the effective date of this Agreement. Buyer shall maintain such registration statement in effect for a period of eighteen months.

    4. Section 1.5 of the Purchase Agreement is amended to read in its entirety as follows:

    1.5 PIGGY-BACK REGISTRATION. If Buyer should prepare and file a registration statement under the Securities Act subsequent to the date the registration statement specified in subsection 1.4 of this Agreement ceases to be effective (whether such registration statement is filed for the account of Buyer or for the account of shareholders of Buyer), then Buyer shall include in such registration statement, upon Seller's written request and at Buyer's sole cost and expense, such shares of Common Stock issued and sold to Seller pursuant to this Agreement then remaining unsold. Buyer shall provide Seller with timely written notice of any registration statement it may choose to prepare and file pursuant to this subsection 1.5 in order that Seller may determine whether any such unsold shares are to be included.

    5. Section 2.1 of the Purchase Agreement is amended to read in its entirety as follows:

    2.1 CLOSING DATES. The closing of the sale and purchase of the Shares hereunder (the "Closing") shall be held in person at the offices of Randall & Danskin, P.S., 1500 Seafirst Financial Center, Spokane, Washington 99201, or by telephonic confirmation, no later than 5:00 p.m., Spokane time, on April 19, 1996 or as soon thereafter as is reasonably practicable, between Seller, who will be present at or represented at the Closing by the law firm Lommen, Nelson, Cole & Stageberg, P.A., 1800 IDS Center, 80 South 8th Street, Minneapolis, Minnesota 55402, and Buyer, who will be present at or represented at the Closing by the law firm Randall & Danskin, P.S., 1500 Seafirst Financial Center, Spokane, Washington 99201, or at such other place upon which Seller and Buyer shall agree, and shall be evidenced by the completion of the transaction contemplated hereby.

    The parties hereto will have previously forwarded all necessary Closing documents to the other party's attorneys at such addresses pending the Closing. The date of the Closing is hereinafter referred to as the "Closing Date."

    6. Section 2.2 of the Purchase Agreement is amended to read in its entirety as follows:

    2.2 DELIVERY. At the Closing, Seller shall deliver the following items into escrow pursuant to the terms of an escrow agreement substantially in the form annexed to and made a part of this Agreement as Exhibit B (the "Escrow Agreement): an assignment of claims and lease (as to the unpatented claims and leases comprising a portion of the Properties) in substantially the form annexed to and made a part of this Agreement as Exhibit C and a deed (as to the patented claims comprising a portion of the Properties and the lease) in substantially the form annexed to and made a part of this Agreement as Exhibit D. At the Closing, Buyer shall: (i) deliver into escrow pursuant to the terms of the Escrow Agreement eight stock certificates in 50,000 share increments (400,000 shares in total) and (ii) deliver directly to Seller, and not as part of the escrow provided by the Escrow Agreement, three additional certificates aggregating 125,000 shares; such certificates collectively shall constitute the Base Purchase Price. The Escrow Agreement shall provide for the release of the items deposited into escrow to Buyer and Seller, as the case may be, upon the effective date of the registration statement specified in Section 1.4, or such earlier date upon Seller's written request.

    7. Section 3.1 of the Purchase Agreement is amended to read in its entirety as follows:

    3.1 KNOWLEDGE, SOPHISTICATION AND INVESTMENT INTENT. Seller and its board of directors or other controlling persons have such knowledge and information concerning the business and affairs of Buyer, and its financial and operating condition, that they are capable of fully evaluating the merits and risks associated with the acquisition of the Shares (and any Additional Shares, if required to be issued) in consideration for the Properties. Seller or its representatives have had the opportunity to ask questions of, and receive answers from, representatives of Buyer with respect to such matters, and on or prior to the Closing Date, shall have been furnished with copies of all information requested by Seller concerning the condition, financial or otherwise, of Buyer.

    Seller understands and acknowledges that its acquisition of the Shares (and any Additional Shares, if required to be issued) has not been registered under the Securities Act or under certain state securities laws, in reliance upon certain exemptions for transactions not involving a public offering, and that the Shares (and any Additional Shares) must be held indefinitely unless sold pursuant to an offering registered under the Securities Act and under certain state securities laws, or unless an exemption from registration is available. Seller is acquiring the Shares (and any Additional Shares, if required to be issued) for investment purposes only, and not with a view toward immediate resale or further distribution.

    8. Exhibit B is amended to delete reference to the options and is superseded in its entirety by the form of escrow agreement annexed hereto.

    9.  Exhibit E to the Purchase Agreement is deleted in its entirety.

    No other agreements, terms or conditions of the Purchase Agreement shall be affected by this Amendment, and all such agreements, terms and conditions shall continue in full force and effect, as if fully set forth herein.

    Executed and effective as of the date first above written.

SELLER:                                    TABOR RESOURCES CORPORATION,
                                           a Minnesota corporation
                                           By: /s/ Joel Ronning
                                              duly authorized officer

BUYER:                                     HANOVER GOLD COMPANY, INC.,
                                           a Delaware corporation
                                           By: /s/ James A. Fish
                                              its duly authorized officer

    Subject to the limitation set forth in subparagraph 6.3 of the Purchase Agreement, Tech Squared, Inc., a Minnesota corporation, hereby guarantees the payment of any obligation of Tabor Resources Corporation, its wholly-owned subsidiary, under the terms of the Purchase Agreement as hereby amended.

                                           TECH SQUARED, INC.,
                                           a Minnesota corporation
                                           By: /s/ Joel Ronning
                                              its duly authorized officer

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                  FORM 10-K/A

/X/             ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934
                    For the fiscal year ended December 31, 1995
                                   OR
/ /           TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934
                 For the transition period from                  to

                         COMMISSION FILE NUMBER 1-8372
                           HANOVER GOLD COMPANY, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE            0-23022        11-2740461
    (State or other       (Commission     (IRS Employer
    jurisdiction of       File Number)   Identification
     incorporation)                           No.)

                      1000 NORTHWEST BOULEVARD, SUITE 100
                           COEUR D'ALENE, IDAHO 83814
                    (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (208) 664-4653

        SECURITIES REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT: NONE

          SECURITIES REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

  COMMON STOCK            THE NASDAQ STOCK MARKET
 Title of each        Name of each exchange on which
     class                      registered

    Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period as the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes /X/ No / /

    Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or other information statements incorporated by reference in Part III of this Form 10-K or any amendments to this Form 10-K. / /

    The aggregate market value of the voting stock held by non-affiliates of the registrant at May 29, 1996 was $10,917,852. The number of shares of common stock outstanding at such date was 16,029,678.

    Certain information contained in the registrant's proxy statement filed under the Securities Act of 1933, as amended, in connection with its 1996 special meeting of stockholders is incorporated by reference in Part IV of this report.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                           HANOVER GOLD COMPANY, INC.
                ANNUAL REPORT ON FORM 10-K/A FOR THE FISCAL YEAR
                            ENDED DECEMBER 31, 1995
                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                            ---------
                                                       PART II

Item 6: Selected Financial Data...........................................................................          1

Item 7: Management's Discussion and Analysis of Financial Condition and Results of Operations.............          2

Item 8: Financial Statements and Supplementary Data.......................................................      F/S-1

SIGNATURES

                                EXPLANATORY NOTE

    This amendment to the registrant's annual report on Form 10-K for the year ended December 31, 1995 has been prepared and is being filed solely for the purposes of correcting (i) certain non-material information contained in the registrant's previously filed financial statements and (ii) related disclosure in the section of the report entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations."

         [The balance of this page has been intentionally left blank.]

                                      (i)

ITEM 6.  SELECTED FINANCIAL DATA

    The selected consolidated financial data set forth below has been derived from, and should be read in conjunction with the Company's consolidated financial statements. The selected financial data for the five years ended December 31, 1995 have been derived from the Company's consolidated financial statements appearing elsewhere in this report, which have been audited by Zeller Weiss & Kahn, Mountainside, New Jersey. The selected financial data should be read in conjunction with, and is qualified by such financial statements and the notes thereto.

                                                      1995           1994           1993          1992          1991
                                                  -------------  -------------  ------------  ------------  ------------
SUMMARY OF CONSOLIDATED BALANCE SHEETS:
  Working capital (deficit).....................  $     491,382  $     459,814  $  3,294,147  $   (143,742) $   (116,326)
  Current assets................................        850,242        917,075     3,855,227       240,850        61,202
  Total assets..................................      8,310,364      8,293,628     8,112,529     3,098,652     1,375,188
  Current liabilities...........................        358,860        457,261       505,064       364,359       177,528
  Long-term obligation..........................       --              250,000       250,000       100,000       --
  Total liabilities.............................        358,860        707,261       755,064       464,359       177,528
  Stockholders' equity..........................      7,951,504      7,586,367     7,357,465     2,634,293     1,197,660
SUMMARY OF CONSOLIDATED STATEMENTS OF
 OPERATIONS:
  Sales.........................................        499,299        216,418       --            --            --
  Net income (loss).............................     (2,321,569)    (1,247,973)     (252,046)     (205,263)     (260,486)
  Net income (loss) per share...................          (0.20)         (0.15)        (0.03)        (0.05)        (0.07)

         [The balance of this page has been intentionally left blank.]

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

    SUMMARY

    1995 was a transitional year for the Company. It began disappointingly in March with Kennecott's decision to withdraw from the mining venture with the Company, Hanover Resources and Group S, a decision that forced the Company and its affiliates to curtail their exploration and development activities on the Alder Gulch properties due to a lack of funds. Starting in June, however, the Company was buoyed by an infusion of new capital from an investor group lead by Neal A. Degerstrom, and by the business and technical mining experience Mr. Degerstrom and his associates brought to the Company. By the end of the year, the Company had restructured its senior management team and had significantly progressed its agenda to consolidate the mining claims in the Alder Gulch area for possible large-scale development. As of the date of this report, the Company does not have the cash resources necessary to explore or develop its properties, nor a development agreement with any major mining company. The Company has received expressions of interest from a number of North American mining companies concerning a joint venture or other economic arrangement to explore and develop the properties, and is presently discussing such possibilities with representatives of these companies.

    RESULTS OF OPERATIONS

    1995 COMPARED TO 1994. At December 31, 1995, the Company had working capital of $491,382, current assets of $850,242 and current liabilities of $358,860. This compares to current assets of $917,075 and current liabilities of $457,261 at December 31, 1994. The increase in working capital at year-end is attributable to sales of common stock to Neal A. Degerstrom and associated persons during the year. Current assets consisted of $723,162 of cash, $29,494 of inventory and $97,586 of prepaid expenses; the decrease in current assets during the year is primarily attributable to adjustments to the market value of inventory.

    Total assets of the Company at December 31, 1995 were $8,310,364, compared to $8,293,628 for the previous year. At year-end 1995, the Company's total assets, net of current assets, consisted of $6,147,279 in resource properties and claims, $102,819 in property and equipment, net of depreciation, and $1,210,024 in reclamation bonds and other assets, including $880,804 in note receivables from affiliates. This compares to $5,616,829 in resource properties and claims, $139,114 in property and equipment, net of depreciation, $1,620,610 in reclamation bonds and other assets, including $527,572 in note receivables from affiliates for the prior year. The increase of $530,450 in resource properties and claims during the year is the result of the capitalization of rental payments made to the landowner-lessors of the claims during the year, and the slight decreases in property and equipment, and reclamation bonds and other assets is attributable to equipment sales. The $764,087 reduction in notes receivable from affiliates during the year is primarily the result of the write down of the note receivable from Geneva Mill L.C.

    During the year ended December 31, 1995 the Company generated revenues of $499,299, of which $250,000 was attributable to a non-recurring option payment under the Kennecott mining venture and $249,299 was attributable to sales of refined gold during the year. Gold sales during the previous year, by comparison, were $216,418. The increase in gold sales during the year is attributable to increased production at the mill and higher ore grades at the Kearsarge mine. The Company's mining operations were suspended in March of 1995 due to a lack of funds following Kennecott's withdrawal from the mining venture; mill operations were similarly suspended in April of 1995.

    The Company experienced a net loss from operations of $2,321,569, or $0.20 per share, in 1995, compared to a net loss of $1,247,973, or $0.15 per share, for the year ended December 31, 1994. The increase in losses is primarily attributable to an increase of $291,031 in general and administrative expenses (which aggregated $922,847 for the year), the $779,921 write down of the note receivable from Geneva Mill L.C., a $32,509 loss on the sale of equipment and a $9,814 increase in depreciation expense. The cost of goods mined increased by $165,853, to $1,076,668, in 1995, compared to $910,815 in the previous year. The increase in general and administrative expenses is primarily due to a $78,281 increase in insurance costs, a $126,770 increase in public relations expenses, a $79,545 increase in officers salary, a $53,142 increase in professional fees and a $21,999 in consulting and engineering costs. During the year ended December 31, 1995, auto expenses decreased by $14,924 and meeting-related expenses, travel and entertainment expenses and office and telephone charges decreased by $57,315. The Company earned $29,306 in interest income during the year, compared to $106,655 for the year ended
December 31, 1994. The decrease in interest income is attributable to significantly lower levels of invested funds during the year.


    DURING THE YEAR-ENDED DECEMBER 31, 1995. In 1995 the Company reversed accrued salary payable to Fred R. Schmid for the period ended December 31, 1991, 1992, 1993 and 1994. The total accrued salary at December 31, 1994 amounted to $542,347. The reversal of the accrued salary came as a result of a correction of salary incorrectly accrued by the principal officer, which resulted in a commensurate decrease in accrued expenses. The Company also recognized a decrease of $779,921 in the carrying value of a $1,595,200 note received from Geneva Mill L.C. in 1994 in connection with its acquisition and rehabilitation of a carbon-in-leach processing facility near Radersburg, Montana, some 60 miles from the Company's Alder Gulch properties. The decision to finance the acquisition of the mill was made prior to Kennecott's withdrawal from the mining venture, and was based on prior management's belief that its Alder Gulch claims could be mined underground and that the ores could be economically transported and milled at the Geneva Mill facility. New management has since concluded that the claims can be more economically mined using open pit methods and that the Geneva Mill lacks the capacity for large-scale processing. At December 31, 1995, the Company was attempting to sell the equipment at the mill on behalf of Geneva Mill L.C. and estimated that approximately $220,000 could ultimately be recovered. Approximately $779,921 of the amount advanced to Geneva Mill L.C was expended to acquire materials used in operations, and to pay for power and labor at the facility. As previously noted in this report, the Company has entered into an agreement with Roy Moen and related interests providing for the transfer of the Geneva Mill facility and related real properties in partial consideration for a reduction in rental and royalty obligations payable with respect to mining claims leased by the Company's Group S affiliate.


    1994 COMPARED TO 1993. The Company had total assets of $8,293,628 at December 31, 1994, compared to $8,112,529 at December 31, 1993. At December 31, 1994, these assets consisted of $917,075 in current assets, $5,616,829 in resource properties and claims, $139,114 in property and equipment, net of depreciation, and $1,620,610 in reclamation bonds and other assets, including $1,600,955 in notes receivable from affiliates. This compares to $2,966,781 in current assets, $4,154,883 in resource properties and claims, $83,019 in property and equipment, and $285,206 in reclamation bonds and other assets at December 31, 1993. The increase in total assets at December 31, 1994 is attributable primarily to an increase in the Company's receivables from affiliates, the most significant of which were $981,279 in advances to Geneva Mill L.C. during the year for plant acquisition, crushing equipment, refurbishing, the installation of new pumps, the construction of tailings ponds and liners, trucking equipment, end loaders and working capital, and a $130,000 advance to Group S so that it could meet its royalty payment obligations. As previously noted, Group S is affiliated with the Company.

    The Company's current assets at December 31, 1994 consisted of $646,141 in cash and accounts receivable, $181,238 of inventory and $89,696 of prepaid expenses, compared to $2,884,368 in cash, $835 in accounts receivable, $70,439 of inventory and $11,139 of prepaid expenses at December 31, 1993. Operating revenues of the Company for the year ended December 31, 1994 were $216,418. No operating revenues were received in 1993.

    Total  liabilities at  December 31,  1994 were  $707,621, compared  to total liabilities of $755,064 at December 31, 1993. At year-end 1994, these liabilities consisted of $411,930 in accounts payable, $45,331 in accrued expenses and $250,000 in deposits against a purchase option. This compares to $97,525 in accounts payable, $16,109 in accrued expenses and $250,000 in deposits at December 31, 1993. In addition, the Company owed $13,819 to its Hanover Resources affiliate, which was paid during 1994. The increase in accounts payable during 1993 is primarily due to increased mine-related activities. The Company had no sales in 1993, compared to gold sales of $216,418 during 1994.

    During the year ended December 31, 1994, the Company experienced a loss from operations of $1,247,973, compared to a loss of $252,046 in the previous year. The increase in losses during 1994 is due primarily to an increase in mining costs of $910,815 during the year, an increase in depreciation of $23,500, an increase in general and administrative costs of $362,566 and an increase in interest income of $84,536.

    The cost of goods mined increased to $910,815 in 1994, which was the Company's first year of production. Milling, smelting and timber costs amount to $283,049 during the year, contract mining expenses amounted to $117,177, and haulage and direct labor amounted to $104,656 and $117,350, respectively.

    General and administrative expenses were primarily due to a $55,000 increase in officers salaries, a $15,326 increase in auto expenses, a $41,492 increase in insurance costs, a $97,173 increase in deferred offering and public relations costs, a $16,483 increase in professional fees, a $17,729 increase in rent, a $13,121 increase in repairs, a $48,730 increase in travel expenses, a $24,008 increase in office-related expenses, an $11,133 increase in transfer agent's fees and a $9,365 increase in telephone expenses.

    The increase in interest income during 1994 is attributable to significantly higher levels of invested funds during the year.

    LIQUIDITY AND CAPITAL RESOURCES

    As a consequence of Kennecott's withdrawal from the mining venture in March 1995, the Company assumed full responsibility for certain landowner rental and royalty obligations on its Alder Gulch mining claims. At December 31, 1995 the rental and royalty obligations payable in 1996 totalled $1,255,120. Management believes the Company will meet its 1996, largely because of financing commitments that have been made by Neal A. Degerstrom and associated persons under the June 1995 securities purchase agreement and amendments. Mr. Degerstrom and such persons are obligated to purchase an additional 2,142,858 shares of common stock at various times during the seven month period ending October 16, 1996, which will result in proceeds to the Company of approximately $$1 million. However, unless the Company is able to negotiate a joint venture or other agreement with a major mining company for the continued exploration and development of the Alder Gulch claims, it may continue to experience a shortage of working capital.

    The Company has incurred aggregate losses of $4,325,299 from inception through December 31, 1995 because it has not yet been able to place the Alder Gulch properties into large-scale production. The Company's inability to achieve this objective is attributable to a number of factors, including Kennecott's unexpected withdrawal from the mining venture and the Company's lack of success, judged at least historically, in consolidating the various claims and interests in the area. Although the Company was able to conduct fairly extensive exploration and limited development of the properties, largely as the result of its former arrangement with Kennecott, significant additional work must be performed to support further development efforts. The Company has received expressions of interest from several North American mining companies regarding a joint venture or other economic arrangement to explore and develop the properties, and believes such an arrangement will be concluded during 1996.

    As discussed elsewhere in this report, the Company has recently restructured its management and taken significant additional steps to consolidate the Alder Gulch claims. In addition, the Company has completed a compilation of geologic and other technical data generated from its and Kennecott's prior exploration activities. (See the section of this report entitled "Narrative Description of Business.") Management believes these activities will have a positive effect on the Company's performance during 1996, and that the Company will be successful in negotiating a joint venture or other arrangement with a major mining company to explore and, if warranted, develop its properties.

    Although the Company's operations are subject to general inflationary pressures, these pressures have not had a significant effect on operations, particularly since early 1995 when mining and processing operations were suspended for lack of funds. If the Company resumes exploration and development activities, which can be expected during 1996 if it is successful in negotiating a joint venture or other economic arrangement with another mining company, inflation will result in an increase in the cost of goods and services necessary to its mining operations.

    1995 COMPARED TO 1994. Cash flow from operating activities in 1995 reflected the use of $1,869,350 in cash, which is a decrease in the use of cash during 1994 of $884,737. The increased use of cash during 1995 was attributable to higher net operating losses during the year, which amounted to $2,321,569, an increase of $1,073,596 over the prior year; a decrease in accounts payable and accrued expenses during the year of $122,959, an increase of $137,364 over the prior year; an increase of $198,867 in amounts due from Hanover

Resources during the year, an increase of $181,454 over the prior year; and a decrease in the option payable of $250,000. In addition, cash flow increased during 1995 by $764,087, an increase over 1994 of $1,739,859 as the result of a decrease in notes receivable during the year of $1,739,859, a decrease in inventory of $262,543, a decrease in prepaid expenses of $78,557 and an increase in loans payable of $$214,638.

    Cash flow from investing activities during the year reflected the use of $564,843 in cash, as compared to $1,546,855 in 1994, which was a difference of $982,012. The decrease in cash flow from investing activities during 1995 is primarily attributable to a decrease in the amount of mining properties and other intangible assets purchased during the year.

    Cash flows from financing activities increased during 1995 by $448,498 over 1994. Of this increase, $349,844 was attributable to proceeds received from the sale of the Company's common stock during the year, $48,654 was attributable to a note receivable and $50,000 was attributable to a loan from Neal A. Degerstrom, an affiliate of the Company.

    1994 COMPARED TO 1993. Cash flows from operating activities in 1993 reflected the use of $212,919, primarily as the result of a net loss of $252,046 during the year. Cash was used during the year primarily to offset increases in notes receivable of $97,611, inventory increases of $70,439, increases in amounts due from affiliates of $266,079 (of which $97,884 is attributable to Hanover Resources and $168,195 was attributable to Group S) and a decrease in loans payable of $311,829. Sources of cash during the year were a decrease in deferred offering expenses of $95,716, an increase in accounts payable of $397,525, accrued expenses of $152,893 and an option payable of $150,000.

    Cash flow from investing activities reflected the use of $1,174,415 of cash during the year, which was primarily attributable to purchases of property and equipment aggregating $81,210 and the purchase of mining properties and other intangible assets which aggregated $1,093,205.

    Cash flow from financing activities during the year reflected an increase in cash of $4,127,578, which reflects proceeds received by the Company from the sale of its common stock.

    Cash flows from operating activities in 1994 reflected the use of $2,754,087 of cash, an increase of $2,541,168 of cash used in operating activities during 1993. The primary uses of cash during 1994 were to offset a net loss during the year of $1,247,973 (which was an increase in net losses of $995,927 over the prior year) and an increase in notes receivables during the year of $975,772 (an increase of $878,161 over 1993 amounts). Cash flow increased by $14,405 during 1994, as compared to a cash flow increase of $550,418 during 1993, and was primarily attributable to increases in accounts payable and accrued expenses. Cash flow increased by $14,405 during 1994 due to an increase in accounts payable and accrued expenses as compared to 1993, where the increase in cash flow was $550,418. Other increases in cash flow during 1993 compared to 1994 were due to an increase in an option payable, which was $150,000 in 1993 and zero in 1994.

    Cash flow from investing activities reflected the use of $1,546,855 in cash during 1994, an increase of $372,440 compared to 1993. The increase is attributable to an increase in mining properties and other intangible assets during the year.

    Cash flows from financing activities in 1994 reflect an increase of $2,062,716 in cash, which is due to the receipt during the year of proceeds from the sale of the Company's common stock. This represents a decrease of $2,064,862 during 1994 over 1993, when the Company received $4,127,578 from the sale of its common stock.

         [The balance of this page has been intentionally left blank.]

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                               TABLE OF CONTENTS

Independent auditors' report........................................................      F/S-2
Consolidated financial statements:
  Balance sheet.....................................................................      F/S-3
  Statement of income (loss)........................................................      F/S-4
  Statement of stockholders' equity.................................................      F/S-5
  Statement of cash flows...........................................................      F/S-7
  Notes to consolidated financial statements........................................      F/S-8
Supplementary information to consolidated financial statements:
  Report of independent auditors on financial statement schedules...................     F/S-25
    Schedule II.....................................................................     F/S-26
    Schedule V......................................................................     F/S-27
    Schedule VI.....................................................................     F/S-28
    Schedule IX.....................................................................     F/S-29
    Schedule X......................................................................     F/S-30

                                     F/S-1

                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
Hanover Gold Company, Inc.
Roslyn, New York

    We have audited the accompanying consolidated balance sheet of Hanover Gold Company, Inc. and Subsidiary as of December 31, 1995 and December 31, 1994, and the related consolidated statements of income (loss) and stockholders' equity and cash flows for the years ended December 31, 1995, 1994 and 1993 and for the period May 2, 1990 (inception) to December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the consolidated financial statements present fairly the financial position of Hanover Gold Company, Inc., and Subsidiary, as of December 31, 1995 and 1994 and the consolidated statements of income (loss), stockholders' equity and cash flow for the years ended December 31, 1995, 1994 and 1993 and May 2, 1990 (inception) to December 31, 1995, in conformity with generally accepted accounting principles.

    As discussed in Note 12, the Company has been in the development stage since May 2, 1990.

                                          Zeller Weiss & Kahn

March 29, 1996, except for
Note 24 as to which the
date is May 28, 1996

                                     F/S-2

                        PART I -- FINANCIAL INFORMATION
                    ITEM 1 CONSOLIDATED FINANCIAL STATEMENTS
                           HANOVER GOLD COMPANY, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                           CONSOLIDATED BALANCE SHEET

                                                                                       (RESTATED)
                                                                                        (NOTE 18)
                                                                                      DECEMBER 31,   DECEMBER 31,
                                                                                          1994           1995
                                                                                      -------------  -------------
                                                      ASSETS
Current assets:
  Cash..............................................................................  $     646,141  $     723,162
  Inventory (Note 7)................................................................        181,238         29,494
  Prepaid expenses..................................................................         89,696         97,586
                                                                                      -------------  -------------
    Total current assets............................................................        917,075        850,242
                                                                                      -------------  -------------
Resource properties and claims:
  Exploration, engineering and site development (Note 8)............................      2,228,118      2,225,106
  Mining properties (Notes 9 & 11)..................................................      3,388,621      3,922,083
  Option (Note 10)..................................................................             90             90
                                                                                      -------------  -------------
    Total resource properties and claims............................................      5,616,829      6,147,279
                                                                                      -------------  -------------
Property and equipment, at cost (Note 3)............................................        167,319        150,494
Less accumulated depreciation.......................................................         28,205         47,675
                                                                                      -------------  -------------
    Net property plant and equipment................................................        139,114        102,819
                                                                                      -------------  -------------
Other assets:
  Reclamation bonds (Note 15).......................................................         19,655         19,924
  Note receivable (Note 5)..........................................................      1,073,383        309,296
  Due from Group S, Ltd. (Note 13)..................................................        300,695        474,895
  Due from Hanover Group, Inc. (Note 13)............................................         19,835              0
  Due from Hanover Resources, Inc. (Note 13)........................................        207,042        405,909
                                                                                      -------------  -------------
    Total resource properties and claims............................................      1,620,610      1,210,024
                                                                                      -------------  -------------
    Total assets....................................................................  $   8,293,628  $   8,310,364
                                                                                      -------------  -------------
                                                                                      -------------  -------------
                                       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Notes payable.....................................................................  $           0  $      48,654
  Loans payable -- shareholder (Note 13)............................................         50,000
  Accounts payable..................................................................        411,930        221,756
  Accrued expenses..................................................................         45,331         38,450
                                                                                      -------------  -------------
    Total current liabilities.......................................................        457,261        358,860
                                                                                      -------------  -------------
Other liabilities:
  Option deposit....................................................................        250,000              0
Stockholders' equity:
  Common stock, $.0001 par value, authorized 25,000,000 shares issued and
   outstanding 8,845,857 and 13,649,678 shares respectively.........................            885          1,365
  Additional paid in capital........................................................      9,838,572     12,275,438
  Deficit accumulated during the development stage..................................     (2,003,730)    (4,325,299)
  Less: Subscription receivable (Note 6)............................................       (249,360)             0
                                                                                      -------------  -------------
                                                                                          7,586,367      7,951,504
                                                                                      -------------  -------------
    Total liabilities and stockholders' equity......................................  $   8,293,628  $   8,310,364
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                See notes to consolidated financial statements.

                                     F/S-3

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
                    CONSOLIDATED STATEMENT OF INCOME (LOSS)

                                                         (RESTATED)    (RESTATED)                   MAY 02, 1990
                                                         (NOTE 18)      (NOTE 18)                    (INCEPTION)
                                                         YEAR ENDED    YEAR ENDED     YEAR ENDED         TO
                                                        DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                            1993          1994           1995           1995
                                                        ------------  -------------  -------------  -------------
Revenue:
  Sales...............................................   $        0   $     216,418  $     499,299  $     715,717
                                                        ------------  -------------  -------------  -------------
Expenses:
  Cost of goods mined.................................            0         910,815      1,076,668      1,987,483
  Depreciation, depletion and amortization............        4,915          28,415         38,229         71,559
  General and administrative..........................      269,250         631,816        922,847      2,547,297
  Provision for bad debt..............................                                     779,921        779,921
                                                        ------------  -------------  -------------  -------------
    Total cost and expenses...........................      274,165       1,571,046      2,817,665      5,168,204
                                                        ------------  -------------  -------------  -------------
Gross profit (loss) operations........................     (274,165)     (1,354,628)    (2,318,366)    (4,452,487)
                                                        ------------  -------------  -------------  -------------
Other income and expenses:
  Interest income.....................................       22,119         106,655         29,306        159,697
  Loss on sale of equipment...........................                                     (32,509)       (32,509)
                                                        ------------  -------------  -------------  -------------
    Total other income and expenses...................       22,119         106,655         (3,203)       127,188
                                                        ------------  -------------  -------------  -------------
    Net loss..........................................   $ (252,046)  $  (1,247,973) $  (2,321,569) $  (4,325,299)
                                                        ------------  -------------  -------------  -------------
                                                        ------------  -------------  -------------  -------------
Earnings per common share:
  Primary.............................................   $    (0.03)  $       (0.15) $       (0.20)
  Weighted average common shares outstanding..........    7,498,786       8,314,859     11,728,882
                                                        ------------  -------------  -------------
                                                        ------------  -------------  -------------

                See notes to consolidated financial statements.

                                     F/S-4

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                                                                                                    (DEFICIT)
                                                                                                   ACCUMULATED
                                                                                       ADDITIONAL   DURING THE
                                                                COMMON       COMMON     PAID IN    DEVELOPMENT
                                                                 STOCK       STOCK      CAPITAL       STAGE
                                                              -----------  ----------  ----------  ------------
Balance, May 2, 1990........................................      700,000  $       70  $  264,311
  Issuance of common stock, Sept. 24, 1990 ($0.07/share)....       86,250           9       6,009
  Issuance of common stock for modification, Dec. 31, 1990
   ($.0001/share)...........................................    1,500,000         150
  Issuance of common stock for additional claims Dec. 31,
   1990 ($.0001/share)......................................      900,000          90
  Payments by Hanover Resources, Inc.:
    Deferred offering expense...............................                               12,636
    Exploration, engineering and site development...........                               26,280
    Deposit, Kearsarge Lode Claim...........................                              100,000
    Cash infusion...........................................                                5,000
  Net loss..................................................                                           (37,962)
                                                              -----------  ----------  ----------  ------------
Balance, December 31, 1990..................................    3,186,250         318     414,236      (37,962)
  Payment by Hanover Resources, Inc.:
    Deposit purchase of claim...............................                              325,000
    Issuance of common stock to directors ($.0001/share)....      200,000          20
    Issuance of common stock for claims and engineering
     costs ($2.50/share)....................................      229,007          23     572,496
  Exercise 74,400 A&B Warrants ($.60/share).................       74,400           7      44,633
  Exercise 111,500 C Warrants ($1.25/share).................      111,500          11     139,363
  Net loss..................................................                                          (260,486)
                                                              -----------  ----------  ----------  ------------
Balance, December 31, 1991..................................    3,801,157         380   1,495,728     (298,448)
  Issuance of common stock ($2.00 per share)................      712,500          71   1,424,918
  Payment by Hanover Resources, Inc.:
    Deposit purchase of claim...............................                               93,659
    Deposit, purchase of Kearsarge Claim....................                               62,500
    Deferred offering expense...............................                                3,144
    Exploration, engineering and site development...........                                5,603
  Exercise 41,600 Class C Warrants ($1.25/share)............       41,600           5      51,996
  Net loss..................................................                                          (205,263)
                                                              -----------  ----------  ----------  ------------
Balance, December 31, 1992..................................    4,555,257         456   3,137,548     (503,711)
  Write off on deferred offering expense....................                             (148,507)
  Purchase of Apex Claim at $1.50 per share.................      150,000          15     224,985
  Exercise 3,061,703 Class C Warrants ($1.60/share).........    3,061,703         306   4,898,419
  Net loss..................................................                                          (252,046)
Balance, December 31, 1993..................................    7,766,960         777   8,112,445     (755,757)
  Exercise 1,328,897 Class C Warrants ($1.60 per share).....    1,328,897         133   2,126,102
  Cancellation of previously issued shares ($1.60/share)....     (250,000)        (25)   (399,975)
  Net loss..................................................                                        (1,247,973)
                                                              -----------  ----------  ----------  ------------
Balance, December 31, 1994..................................    8,845,857         885   9,838,572   (2,003,730)

                 See notes to conolidated financial statements

                                     F/S-5

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
           CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (CONTINUED)

                                                                                                        (DEFICIT)
                                                                                                       ACCUMULATED
                                                                                        ADDITIONAL      DURING THE
                                                             COMMON        COMMON        PAID IN       DEVELOPMENT
                                                              STOCK         STOCK        CAPITAL          STAGE
                                                          -------------  -----------  --------------  --------------
Balance, December 31, 1994..............................      8,845,857   $     885   $    9,838,572  $   (2,003,730)
  Issuance of 250,000 shares of common stock to Hanover
   Resources, Inc. as per Modification Agreement dated
   12/31/90 ($1.60/share)...............................        250,000          25
  Issuance of 2,142,856 shares of common stock to N.A.
   Degerstrom as per Securities Purchase Agreement dated
   06/01/95 ($.35/share)................................      2,142,856         214          749,786
  Issuance of 714,286 shares of common stock to N.A.
   Degerstrom as per Securities Purchase Agreement dated
   06/01/95 ($.35/share)................................        714,286          71          249,929
  Issuance of 200,000 shares of restricted common stock
   pursuant to a private placement (1.00/share).........        200,000          20          199,980
  Issuance remaining 250,000 shares of common stock to
   Hanover Resources, Inc. as per Modification Agreement
   dated 12/31/90 ($.0001/share)........................        250,000          25
  Issuance of 69,679 shares of common stock in
   satisfaction of vendor obligations ($1.06/share).....         69,679           7           74,089
  Issuance of 200,000 shares of common stock in
   satisfaction of vendor obligations ($1.00/shares)....        200,000          20          199,980
  Issuance of 1,000,000 shares of common stock to N.A.
   Degerstrom per amendment to Securities Purchase
   Agreement dated 06/01/95 ($1.00/share)...............      1,000,000         100          999,900
  Redemption of previously issued shares
   ($1.60/share)........................................        (23,000)         (2)         (36,798)
  Net loss..............................................                                                  (2,321,569)
                                                          -------------  -----------  --------------  --------------
Balance, December 31, 1995..............................     13,649,678   $   1,365   $   12,275,438  $   (4,325,299)
                                                          -------------  -----------  --------------  --------------
                                                          -------------  -----------  --------------  --------------

                See notes to consolidated financial statements.

                                     F/S-6

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                                        MAY 2, 1990
                                                                                                        (INCEPTION)
                                                               YEAR ENDED    YEAR ENDED    YEAR ENDED        TO
                                                                DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,
                                                                  1993          1994          1995          1995
                                                              ------------  ------------  ------------  ------------
Operating activities:
  Net loss..................................................  $   (252,046) $ (1,247,943) $ (2,321,569) $ (4,325,299)
  Adjustments to reconcile net cash and equivalents provided by operating activities:
    Loss on sale of equipment...............................                                    32,509        32,509
    Amortization............................................           225
    Depreciation............................................         4,915        21,885        30,529        58,734
    Depletion...............................................                       6,530         7,700        14,230
    Common stock issued for public relations fees...........                                   200,000       200,000
    Changes in operating assets & liabilities:
      (Increase) decrease in accounts receivable............           175           835
      (Increase) decrease in deferred offering expense......        95,716                      (7,890)       21,574
      (Increase) decrease in notes receivable...............       (97,611)     (975,772)      764,087      (309,296)
      (Increase) decrease in inventory......................       (70,439)     (110,799)      151,744       (29,494)
      (Increase) decrease in prepaid expenses...............       (11,139)      (78,557)                    (97,586)
      (Increase) decrease in accounts payable...............       397,525        14,405      (116,078)      221,756
      Increase (decrease) in accrued expenses...............       152,893                      (6,881)       38,450
      Increase (decrease) in loan payable, stockholder......      (311,829)     (214,638)
    Changes of other assets and liabilities:
      (Increase) decrease in reclamation bond...............        (5,000)         (255)         (269)      (19,924)
      (Increase) decrease in due to Group S, Ltd............      (168,195)     (132,500)     (174,200)     (474,895)
      (Increase) decrease in due from Hanover Group, Inc....                     (19,835)       19,835
      (Increase) decrease in due to Hanover Resources,
       Inc..................................................       (97,884)      (17,413)     (198,867)     (369,110)
      Increase in option payable............................       150,000                    (250,000)
      Organizational cost...................................                                                    (202)
                                                              ------------  ------------  ------------  ------------
        Net cash used in operating activities...............      (212,919)   (2,754,087)   (1,869,350)   (5,038,328)
                                                              ------------  ------------  ------------  ------------
Investing activities:
  Proceeds from sale of equipment...........................                                    13,871        13,871
  Purchase of subsidiary....................................                                                  (6,018)
  Purchase of property and equipment........................       (81,210)      (77,980)      (40,614)     (207,933)
  Increase in exploration, engineering and site
   development..............................................      (855,705)     (908,475)                 (1,765,335)
  Increase in deposit, purchase of claims...................      (112,500)                                 (162,500)
  Increase in mining properties.............................      (125,000)     (560,400)     (538,100)   (1,358,382)
                                                              ------------  ------------  ------------  ------------
        Net cash used in investing activities...............    (1,174,415)   (1,546,855)     (564,843)   (3,486,297)
                                                              ------------  ------------  ------------  ------------
Financing activities:
  Increase in notes receivable..............................                                    48,654        48,654
  Increase in loans from N.A. Degerstrom....................                                    50,000        50,000
  Proceeds from sale of common stock........................     4,127,578     2,062,716     2,412,560     9,149,032
                                                              ------------  ------------  ------------  ------------
        Net cash provided by financing activities...........     4,127,578     2,062,716     2,511,214     9,247,686
                                                              ------------  ------------  ------------  ------------
        Net increase in cash................................     2,740,244    (2,238,226)       77,021       723,061
Cash, beginning of year.....................................       144,124     2,884,368       646,141           101
                                                              ------------  ------------  ------------  ------------
        Cash, end of year...................................  $  2,884,368  $    646,142  $    723,162  $    723,162
                                                              ------------  ------------  ------------  ------------
                                                              ------------  ------------  ------------  ------------
Supplemental disclosures of cash flow information:
  Cash paid during the year for:
    Interest................................................                              $        864  $        864
                                                                                          ------------  ------------
                                                                                          ------------  ------------
Supplemental schedule on non-cash investing and financing
 activities (Note 23).......................................

                See notes to consolidated financial statements.

                                     F/S-7

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
          YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993 AND THE PERIOD
                  MAY 2, 1990 (INCEPTION) TO DECEMBER 31, 1995

1.  NATURE OF BUSINESS:
    The objectives of the Company are to invest in precious metal claims, namely gold and silver deposits having economic potential for development and mining and related activities in the precious metals and mining industries.

2.  ORGANIZATION:
    Hanover Gold Company, Inc. was incorporated in Delaware on December 6, 1984 and on September 24, 1990 exchanged 14,000,000 shares of its $.0001 par value common stock for 100 % of the outstanding stock of Hanover International Limited. On July 31, 1990 the Company acquired the Kearsarge Lode Claim, south of Virginia City, Montana entering into a Sublease and Purchase Option Agreement with Hanover Resources, Inc. As of December 1990 the Company reverse split the stock 1 for 20.

3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    PRINCIPLES OF CONSOLIDATION:

    The accompanying consolidated financial statements include the accounts of the Company and the Company's wholly owned subsidiary, Hanover International Limited, Inter-Company transactions and balances have been eliminated in consolidation.

    PRINCIPLES OF ORGANIZATION:

    The acquisition of the Company's subsidiary on September 24, 1990 has been accounted for as a reverse purchase of the assets and liabilities of the Company by Hanover International Limited. Accordingly, the consolidated financial statements represents assets, liabilities, and operations of only Hanover International Limited prior to September 24, 1990 and the combined assets, liabilities and operations for the ensuing period. The financial statements reflect the purchase of the stock of Venture Enterprises, Inc., the former name of Hanover Gold Company, Inc., by Hanover International Limited, for the value of the historical cost of the assets acquired. All significant intercompany profits and losses from transactions have been eliminated.

    Hanover International Limited was incorporated May 2, 1990 in the State of New York for the purpose of acquiring economic interests in precious metal deposits, namely gold and silver claims. On July 31, 1990 the Company acquired the Kearsarge Lode Claim, south of Virginia City, Montana by entering into a Sublease and Purchase Option Agreement with Hanover Resources, Inc.

    The Company, after giving effect to a 20 for 1 reverse split of its stock, issued 700,000 shares of its authorized 25,000,000 shares of $.0001 par value stock to Hanover Resources, Inc., which owned 100% of Hanover International Limited. As part of the reverse acquisition of Hanover Gold Company, Inc. by Hanover International Limited the 700,000 shares represented 89.0% of all the outstanding stock of Hanover Gold Company, Inc. which was exchanged for $898,203 of actual costs incurred by Hanover Resources, Inc., the 100% owner of Hanover International Limited. The $898,203 consisted of the original capitalization of $264,381 plus additional paid in capital contribution of $633,822 of which $581,159 was for purchase deposits of the Kearsarge Claim, $15,780 was for deferred offering costs, $31,883 was for exploration, engineering and site development and the site development and the balance of $5,000 was for working capital.

    INVENTORIES:

    Inventory consists of costs for extracting and hauling ore to various stockpiles at the mine and mill. Market value is determined by assay samples and milling costs to convert the ore into concentrates. Inventories are stated at the lower of cost or market.

                                     F/S-8

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
          YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993 AND THE PERIOD
                  MAY 2, 1990 (INCEPTION) TO DECEMBER 31, 1995

3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
    PROPERTY AND EQUIPMENT:

    Property   and  equipment  are   carried  at  cost.   The  Company  computes
depreciation substantially by the straight-line method over the estimated useful lives of the related assets.

    REVENUE RECOGNITION:

    The Company maintains its books and records on the accrual basis of accounting, recognizing revenue when goods are shipped and expenses when they are incurred.

    DEPLETION:

    The Company depletes the cost of resource properties by an estimate of the amount of natural resources to be extracted in tons of material, which is the estimated recoverable units, divided into the total cost to arrive at the rate per unit. The rate is multiplied by the number of units extracted to determine the annual depletion expense.

    RESOURCE PROPERTIES AND CLAIMS:

    The Company accounts for resource properties and claims at the actual cost incurred for exploration, engineering and site development and for the purchases of mining properties and the options to purchase additional claims.

    The Company capitalizes lease payments which are to be allocated to the acquisition cost of the mining claims upon completion of the term of the lease. The provisions of the lease call for termination of the lease for any default in payments and allow for the acquisition of the claims at the end of the lease for the total rental payments made.

    The Company amortizes the acquisition costs of mining claims as the claims are put in service based on the allocated cost of the claim divided by the estimated recoverable units of ore multiplied by the units of ore extracted.

    The Company writes off to operating expense the unamortized cost of the resource property when it determines that the carrying amount of the property may not be recoverable and the asset value is impaired.

    EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARDS:

    The Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impaired of
Long-Lived Assets and for Long-Lived Assets to Be Disposed of. "SFAS No. 121 requires that Long-Lived Assets and certain identifiable intangibles to be held and used by the Company be reviewed for impairment whenever events indicated that the carrying amount of an asset may not be recoverable. The Company reviews the cost of Mining Properties for impairment when events indicate that the carrying value of the asset may not be recoverable.

    Additionally, The Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock Based Compensation." The effective date of SFAS No. 123 is for fiscal years beginning after December 15, 1995, and establishes a method of accounting for stock compensation plans based on fair value. The Company does not believe the SFAS No. 123 will have an impact on its financial statements.

                                     F/S-9

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
          YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993 AND THE PERIOD
                  MAY 2, 1990 (INCEPTION) TO DECEMBER 31, 1995

3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
    EARNINGS PER SHARE:

    Earnings per share has been computed based on the weighted average number of shares of common stock outstanding during each period. There would have been no material diluting effect on net loss per share for any outstanding stock warrants.

4.  NATURE OF OPERATIONS, RISKS AND UNCERTAINTIES:
    The Company has had no significant operating history and must be considered a development stage enterprise. As such, the Company is subject to all of the risks inherent in a new mining operation and business enterprise, including the absence of an operating history, established banking relations and community and industry recognition. Due to the lack of sufficient capital to commence sustainable mining operations the Company is focusing its efforts on plotting and mapping its data base, logging its core samples taken over the previous six months, exploring selected claims and discussing possible joint venture arrangements with major mining companies for the purpose of putting its claims into commercially feasible production. There can be no guarantees that the Company will be successful negotiating a joint venture with a major mining company.

    The Company maintains cash balances at several financial institutions located in Montana, Idaho and New York. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 1995, the Company had a $600,000 uninsured cash balance at one institution and at December 31, 1994 there were no uninsured cash balances.

5.  NOTE RECEIVABLE:
    In February, March and April 1993, the Company made total loans of $100,000 to Moen Builders, Inc. and M&W Milling and Refining, Inc., (collectively referred to as "M&W") for M&W to acquire certain equipment to complete its custom mill facility. M&W is not affiliated with the Company. The Company has secured this loan with a fully executed and recorded UCC Financing Statement covering certain equipment. M&W is obligated to repay the notes from cash flow proceeds at the rate of $3.33 per ton of the Company's ore processed by M&W at the mill and at the rate of $2.00 per ton for third party ore processed by M&W at the mill.

    Instead of investing directly in machinery and equipment to develop its own mill at that time, the Company determined that it was advantageous and cost effective to lend M&W these funds, which represent a fraction of the total mill cost, in order that M&W could complete the mill. As noted previously, the Company will recoup its loan as a credit from ore processed at the mill. As of December 31, 1994 M&W has paid back $7,897, leaving a balance due from M&W of $92,103. As of December 31, 1995 M&W paid back $2,806, leaving a balance due of $89,297.

    During 1994, the Company acquired the exclusive use of the gravity and carbon-in-leach mill processing facility known as Geneva Mill, L.C. at Toston, Montana. This step was considered advisable by management following the cancellation of the agreement with M&W Milling & Refining, Inc. due to numerous problems encountered in processing the Company's ore, and in not achieving satisfactory gold recoveries. The Company entered into an agreement with Geneva Mill, L.C. on June 15th, 1994 and provided the necessary funds for Geneva Mill, L.C. to acquire and refurbish the facility. The facility was permitted as a custom mill to handle the Company's ore. If the Company had decided to construct a facility it could possibly have taken up to 24 months, provided the State granted the Company a construction permit. If the Company acquired ownership of the mill, the mill would have lost its grandfathered permit and the Company would have had to refile for a new permit with no guarantees that it would have been successful in obtaining one. In addition to

                                     F/S-10

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
          YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993 AND THE PERIOD
                  MAY 2, 1990 (INCEPTION) TO DECEMBER 31, 1995

5.  NOTE RECEIVABLE (CONTINUED):
the note receivable to M&W, the Company had made loan advances in 1994 to Geneva Mill, L.C. in the amount of $1,221,922 and an additional amount in 1995 of $373,278, for plant acquisition, crushing equipment, refurbishing used mill equipment, installation of new pumps, construction of tailings ponds and liners, transportation trucking equipment, and loaders and working capital. The terms of the repayment of the loans are based on the tons of ore processed at the mill at the rate of $45 per ton plus a $5 credit per ton as a payment toward the advance. For 1994 and 1995 Geneva Mill, L.C. repaid from processing $240,642 and $266,137 respectively, and made cash payments of $88,500 in 1995. In 1995 all operations between Geneva Mill, L.C. and Hanover Gold have ceased. The balance due to the Company prior to the write off of the uncollectible amounts due was $999,921. Management has determined to write off $779,921 as an uncollectible bad debt for 1995 due to the prosect that the mill will no longer be utilized and the inability of Geneva Mill, L.C. to repay the loan. The balance of $220,000 is secured by tangible assets and a security interest. Management has considered this value to be unimpaired and recoverable.

6.  SUBSCRIPTION RECEIVABLE:
    During the year ended December 31, 1994 the Company had outstanding a subscription receivable for the sale of 405,850 Class C Warrants at $1.60 per share for a total of $649,360. Subsequent to the year ending December 31, 1994, 250,000 shares were withdrawn from the subscription for a total of $400,000. The balance at December 31, 1994 was reduced to $249,360.

    As of December 31, 1995 the Company has received payments of $249,360 for the remaining 155,850 shares.

7.  INVENTORIES:
    Raw materials consists of costs associated with extracting and transporting the ore to the stockpiles. Work in process consists of costs associated with transporting ore to the mill and processing it at the mill. Yard and supplies consist of mine materials and repair and maintenance items.

    Inventories consist of:

                                                                    DECEMBER 31   DECEMBER 31
                                                                        1994          1995
                                                                    ------------  ------------
Raw materials.....................................................   $   83,825    $   29,494
Work in process...................................................       71,984             0
Yard & supplies...................................................       25,429             0
                                                                    ------------  ------------
  Total inventory.................................................   $  181,238    $   29,494
                                                                    ------------  ------------
                                                                    ------------  ------------

8.  EXPLORATION, ENGINEERING AND SITE DEVELOPMENT:
    The Company has capitalized the amounts that have been paid by the Company, and by Hanover Resources, Inc. for services rendered in the exploration, drilling, sampling, engineering and other related technical, managerial and professional services toward the evaluation and development of the Kearsarge Group of Claims. The Company continues to capitalize these charges until production begins. The total unamortized cost capitalized at 1995 and 1994 are $2,225,106 and $2,228,118 respectively.

9.  PATENTED (DEEDED CLAIMS):
    The Company has acquired the mining rights to the Kearsarge Lode Claim, a precious metals tract, from Hanover Resources, Inc. (the "Sub lessor"), pursuant to a Mineral Sublease and Purchase Option

                                     F/S-11

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
          YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993 AND THE PERIOD
                  MAY 2, 1990 (INCEPTION) TO DECEMBER 31, 1995

9.  PATENTED (DEEDED CLAIMS) (CONTINUED):
Agreement dated July 31, 1990. Under the original agreement, the Company has the right to purchase the Kearsarge Claim for $6,075,000. During the first nine years of the agreement, all paid rental payments shall be applied as a credit toward the purchase price.

    On December 3, 1990 and which became effective after December 31, 1990, the Company entered into a Modification Agreement and renegotiated the terms of the purchase option. The Company's option to purchase the Kearsarge Lode Claim was converted to $3,300,000 in cash, upon the same terms and conditions as the original cash purchase price, and the issuance of 1,500,000 shares of the Company's common stock. This Modification Agreement further provided that the shares were accepted in full payment of the stated reduction in the purchase price of $3,000,000, but that should the fair market price for the share not attain a price of $2.00 per share on or before December 1, 1991, then an additional number of shares would be issued based upon the then current market price for the shares so that the market price of the shares on that date would equal $3,000,000. Should the market price of the Company's shares on December 1, 1991 be $2.00 or more, then there would be no adjustment of the number of shares issued. As of December 1, 1991 the market value of the stock was $1.50 per share, therefore as of December 31, 1995 the Company issued an additional 500,000 shares of its common stock pursuant to this Agreement.

    The Agreement permits the Company to develop, mine and extract the minerals contained in the Kearsarge Lode Claim for a period of nine years commencing September 1, 1990, or to exhaustion of the minerals by exercising the purchase option, and calls for the payment of a minimum monthly payment of $10,000 to Hanover Resources, Inc. beginning October 1, 1990 and on the first day of each month thereafter, unless terminated as provided for in the agreement. In addition, the agreement provides for the annual rentals as follows:

                                                                             DECEMBER 31, 1995
                                                                             -----------------
December 1, 1991...........................................................    $      50,000
January 1, 1992............................................................           25,000
February 1, 1992...........................................................           25,000
March 1, 1992..............................................................           25,000
April 1, 1992..............................................................           25,000
May 1, 1992................................................................           12,500
September 1, 1992..........................................................           50,000
June 1, 1993...............................................................          200,000
June 1, 1994...............................................................          130,000
June 1, 1995...............................................................          400,000
June 1, 1996...............................................................          400,000
June 1, 1997...............................................................          400,000
June 1, 1998...............................................................          400,000
June 1, 1999...............................................................          400,000
June 1, 2000...............................................................          757,500
                                                                             -----------------
                                                                               $   3,300,000
                                                                             -----------------
                                                                             -----------------

    It should be noted that the Company has only purchased the rights to mine the property and can purchase the property for $3,300,000 under the December 31, 1990 modification to the Purchase Option Agreement.

                                     F/S-12

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
          YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993 AND THE PERIOD
                  MAY 2, 1990 (INCEPTION) TO DECEMBER 31, 1995

9.  PATENTED (DEEDED CLAIMS) (CONTINUED):
    As a condition of the pending merger with Hanover Resources, Inc. the minimum monthly payment of $10,000 was terminated and the Company has agreed to pay directly to the underlying landowner of an additional group of claims, in lieu of the $10,000 monthly payments, which shall resume if the pending merger does not take effect, rental payments of $8,760 per month through March 1999 with a final payment in April 1999 of $4,925. The total remaining rental payments amount to $346,565, at December 31, 1995 and will be applied toward the purchase of the claims at the termination of the lease. In addition to the $8,760 monthly landowner rental payment, the Company shall pay an overriding production royalty of five percent (5%) of the net smelter return from the Kearsarge Group of claims to the same landowner.

    As of December 31, 1995 and 1994, the Company has made payments toward the Kearsarge Group of Claims of $3,922,083 and $3,388,621 respectively. The amounts represent payments to the landowners as rental payments applied to the purchase of the claims.

10. OPTION:
    In December 1990, the Company entered into an Option Agreement to purchase five additional mining claims which are contiguous to the Kearsarge Mining Claim, from Hanover Resources, Inc. which expires December 31, 1997.

    Under this Option Agreement, the Company has agreed to pay $90,000 per claim for a total of $450,000 as an exercise option fee, which payment is contingent upon the results of further exploratory testing of these properties and subject to the necessary due diligence. In addition to the exercise fee, the Company has agreed to pay a minimum royalty of $2,500 per month and a 5% net smelter return, for each claim that the Company retains following the exercise of its option. The Company has the option of acquiring less than all of the claims at the sole discretion of management.

    In addition, the Company has the right to purchase each of the five claims for a payment of $600,000 per claim during the first seven years of the Agreement with all rental payments and option exercise fees being applied toward the purchase price on a claim by claim basis. In consideration of granting this Option Agreement, the Company has issued 900,000 shares of its common stock at par value of $90 to Hanover Resources, Inc.

11. AGREEMENTS:
    On February 13, 1992, The Hanover Group, Inc. entered into an agreement with Bearcat for Bearcat's 30% working interest in the 34 claims known as the Kearsarge Group of Claims. Hanover Group then assigned the agreement to the Company without consideration and thereafter, the Company acquired the working interest for a consideration of 600,000 shares of restricted common stock issued by the Company to Bearcat. The negotiated value of the stock between the Company and Bearcat on the closing date was $2.00 per share or a total of $1,200,000 for the working interest. In addition, Bearcat was granted two future stock options by the Company. One at $3.00 per share for 171,000 shares of legended common stock which expired May 14, 1995, and another at $10.00 per share for 500,000 shares of legended common stock which expires May 14, 1997.

    On February 20, 1992, the Company entered into an Assignment and Mineral Sublease Agreement with Hanover Resources, Inc. Under the agreement, Hanover Resources, Inc. assigned 70% interest in the remaining 28 claims of the original 34 claims held by Hanover Resources, Inc. and to five claims held under the Option Agreement to the Company.

                                     F/S-13

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
          YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993 AND THE PERIOD
                  MAY 2, 1990 (INCEPTION) TO DECEMBER 31, 1995

11. AGREEMENTS (CONTINUED):
    The Assignment and Mineral Sublease Agreement permits the Company to mine, extract, process, concentrate, refine or otherwise treat, sell and dispose of such minerals (the "Products") contained in the 28 claims through April 15, 1999, or if any claim is in production all of the claims can be mined until exhaustion. This agreement also obligates the Company to pay Hanover Resources, Inc. $15,000 per month commencing January 1, 1996 through December 31, 1997 and thereafter $20,000 per month until the agreement is terminated or upon the commencement of commercial production on the claims which ever comes first. The commencement of the management fee payment of $15,000 had been deferred until January 1, 1997, as a result of the proposed merger with the Company, which is subject to shareholder approval.

    Hanover Resources, Inc. is entitled to receive 70% of the products mined from the claims in kind multiplied by the Company's participating interest in the claims, subject to the provision of any joint venture mining agreement the Company may enter into. The Company shall receive 30% of the products mined from the claims in kind multiplied by its participating interest in the claims subject to the provisions of any joint venture mining agreement that the Company may enter into. Hanover Resources has an option to assign to the Company the monetary value of its share of any independently appraised Products contained in the claims in exchange for additional shares in the Company at 75% of the then public market price of the stock.

    The Agreement provides for the Company to pay the underlying landowner rental payment obligations as follows:

                                                                   DECEMBER 31, 1995
                                                                   -----------------
June 1, 1992.....................................................    $     150,000
September 1, 1992................................................           50,000
June 1, 1993.....................................................          112,500
June 1, 1994.....................................................           85,000
June 1, 1995.....................................................          200,000
June 1, 1996.....................................................          200,000
June 1, 1997.....................................................          200,000
June 1, 1998.....................................................          200,000
June 1, 1999.....................................................          200,000
June 1, 2000.....................................................        1,377,500
                                                                   -----------------
                                                                     $   2,775,000
                                                                   -----------------
                                                                   -----------------

    Under the Agreement, the Company has the right to purchase the claims from the landowner for $2,775,000. If this right is exercised, all rental payments paid to the landowner shall be applied as credit toward the purchase price.

    From January 1992, to May, 1992 the Company had been negotiating an agreement, known as the Mining Venture Agreement, with Kennecott Exploration Company ("Kennecott"), a major mining company capable of undertaking the development of the Alder Gulch properties under a joint venture (the "mining venture"). In order to accommodate Kennecott, the Company consolidated its interests with Group S, Ltd., and Hanover Resources, Inc., affiliated entities, and on May 1, 1992, formed "Hanover JV". Each of these three entities contributed their claim interests to the Hanover JV for a total of 250 claims in the Alder Gulch region. Although each entity contributed their claim interests to the Hanover JV, each entity retained their respective rights and obligations to their respective claims.

                                     F/S-14

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
          YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993 AND THE PERIOD
                  MAY 2, 1990 (INCEPTION) TO DECEMBER 31, 1995

11. AGREEMENTS (CONTINUED):
    To further clarify the Mining Venture Agreement and Hanover JV, the arrangement refers to separate entities which are involved in the mining venture. The participants are Group S, Ltd, and Hanover Resources, Inc. which are separate entities from the Company, and the Company (under the Hanover JV), and Kennecott. Each entity is separate and apart from each other, as are the claims controlled by each participant. The claims of Group S, Ltd. are not commingled with the claims of the Company and each participant is responsible for their portion of the operating expenses as it pertains to their individual group of claims.

    As of December 31, 1994, the mining venture had no assets or liabilities and had not conducted business. There had been no accounting for the mining venture since Kennecott was required to complete the initial exploration phase in order for the mining venture to commence. On March 16, 1995, Kennecott notified the Company that it was unilaterally terminating the Mining Venture Agreement.

    On August 31, 1993, the Company entered into a Mineral Sublease Agreement with Group S, Ltd. and acquired 80% of the Apex Claim, a patented (deeded) property adjacent to the Kearsarge Claim for a payment of $125,000 and 150,000 restricted shares of Hanover Gold Company, Inc. common stock at a value of $1.50 per share. Under the Agreement, Group S, Ltd. also retains a 20% net profit interest payable quarterly in cash or in kind.

    Pursuant to Kennecott's instructions, the Company entered into an Assignment of Lease and Option to Purchase Agreement with a third party landowner on November 15, 1993, for the acquisition of two precious metals claims, known as the JTC Lode and the Randolph Lode claims, and for the 20% of the Apex Lode Claim that it did not already control.

    The responsibility for the landowner royalty payments under this Agreement were Kennecott's by virtue of the Mining Venture Agreement which assigns landowner rental payments to Kennecott for any claims in the Hanover JV. The first payment of $120,000 was paid by Kennecott. In 1994, the landowner was due a royalty payment of $130,000 on April 15, which Kennecott informed Hanover JV it would not make. Since, Hanover Gold's management felt that it was advisable to retain this claim group as it mined the Apex Lode claim and prospected on the JTC Lode and Randolph Lode claims, it made the second payment of $130,000.

    Under the Agreement, the Company has the right to purchase this claim package for $1,650,000, less the amount previously paid of $250,000. This is pursuant to the underlying landowner rental payment obligations as follows:

                                                                             DECEMBER 31, 1995
                                                                             -----------------
April 15, 1995.............................................................    $     150,000
April 15, 1996.............................................................          200,000
April 15, 1997.............................................................          250,000
April 15, 1998.............................................................          300,000
April 15, 1999.............................................................          500,000
                                                                             -----------------
                                                                               $   1,400,000
                                                                             -----------------
                                                                             -----------------

    Included in the April 15, 1999 payment is a purchase buy out required to effectuate the purchase of the claim group.

    On April 18, 1995, the Company's Board of Directors approved the merger of Hanover Resources, Inc. and Group S Ltd. with the Company, for the purpose of consolidating the precious metals claims of all three

                                     F/S-15

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
          YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993 AND THE PERIOD
                  MAY 2, 1990 (INCEPTION) TO DECEMBER 31, 1995

11. AGREEMENTS (CONTINUED):
companies in the Alder Gulch, Virginia City, Montana. Under the terms of the merger, the Company will issue a total of 5,895,486 shares of its Common Stock upon the conversion of, and in exchange for, the outstanding capital stock of Hanover Resources, Inc. and Group S Ltd. Pursuant to the merger, the Company will acquire the 3,625,000 shares of its Common Stock presently held by Hanover Resources, Inc. and such shares will be extinguished. The Company will replace these acquired shares with 3,625,000 shares of registered stock. Therefore, the net additional number of shares to be outstanding after giving effect to the replacement of the 3,625,000 shares of the Company to be acquired from Hanover Resources, Inc. will be 2,270,486 shares of the Company's Common Stock.

12. DEVELOPMENT STAGE COMPANY:
    The Company's operations have been centered around its organization, evaluation of the mining industry, start-up financing of its operations, including acquisition of the Kearsarge Mine, evaluation of engineering data, obtaining necessary mining permits and formulation and implementation of its business plan. From May 2, 1990 through the period ending December 31, 1995, the Company has secured required financing from its public warrant offering, and Hanover Resources, Inc., its principal shareholder, in the total aggregate amount of $11,076,514 which financing has been in the form of cash contributions of $10,178,311 and advance payments for exploration, engineering, site development and rental payments for the Kearsarge Claim in the amount of $898,203. The Company has incurred losses in connection with its operations during this same period of $4,325,299.

13. RELATED PARTY TRANSACTIONS:
    As of December 31, 1995 and 1994 the Company was due from affiliated companies the following amounts:

                                                                           1994        1995
                                                                        ----------  ----------
Due from Group S, Ltd.................................................  $  300,695  $  474,895
Due from Hanover Group, Inc...........................................      19,835           0
Due from Hanover Resources, Inc.......................................     207,042     405,909

    Certain of the officers and directors of the Company are also officers and directors of the affiliated companies. The principal shareholders of the affiliated companies are also shareholders in the Company. Hanover Resources, Inc. is a major stockholder in the Company and owns 3,625,000 shares. The Company has advanced landowner rental payments to Group S, Ltd. Hanover Resources, Inc. was paid advances to cover expenses and salary advances to Fred
R. Schmid. As a result of the proposal merger these balances will be eliminated.

    On June 1, 1995 the Company entered into a Securities Purchase Agreement with N.A. Degerstrom, acting on his own behalf and for others, giving him the right to purchase 2,857,142 shares of common stock at $.35 per share and granting him an option to purchase an additional 2,142,858 shares at $.50 per share. Effective October 31, 1995 the Company and N.A. Degerstrom executed Amendment Number One to the Securities Purchase Agreement, in which, the Company agreed to sell, and N.A. Degerstrom agreed to purchase, an additional 300,000 shares of the Company's common stock at the price of $1.00 per share. On December 1, 1995, Amendment Number Two to the Securities Purchase Agreement was executed between the parties noted previously, in which the Company agreed to sell to N.A. Degerstrom an additional 700,000 shares of the Company's common stock at the price of $1.00 per share. As of December 31, 1995 the

                                     F/S-16

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
          YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993 AND THE PERIOD
                  MAY 2, 1990 (INCEPTION) TO DECEMBER 31, 1995

13. RELATED PARTY TRANSACTIONS (CONTINUED):
Company issued 3,857,142 shares for a total amount of $2,000,000 to N.A. Degerstrom and his associates. In addition, N.A. Degerstrom had advanced $50,000 in loans to the Company at 9% interest which was repaid January 4, 1996.

    On March 3, 1996, the Company and N.A. Degerstrom executed Amendment Number Three to the Securities Purchase Agreement, which rescinded the option that N.A. Degerstrom held for the purchase of an additional 2,142,858 shares at $.50 per share, and instead obligates N.A. Degerstrom to purchase the 2,142,858 shares according to the following schedule:

                                                                                 TOTAL @ $.50
ON OR BEFORE                                                           SHARES     PER SHARE
- -------------------------------------------------------------------  ----------  ------------
April 15, 1996.....................................................     400,000  $    200,000
June 1, 1996.......................................................   1,200,000       600,000
October 16, 1996...................................................     542,858       271,429
                                                                     ----------  ------------
  Total............................................................   2,142,858  $  1,071,429
                                                                     ----------  ------------
                                                                     ----------  ------------

14. SUBSEQUENT EVENTS:
    On February 26, 1996 the Company executed a letter of Intent with Easton-Pacific & Riverside Mining Company for the purpose of merging the two entities into the Company, and consolidating their respective mineral resources in the Virginia City Mining District, in Madison County, Montana. The letter of intent provides for a 90 day due diligence period, which may be extended for an additional sixty days, during which each company will investigate each others mining claims, technical data, mineral resources and any environmental or litigation risks to which either may be subject. Depending on the results of these investigations, the letter of intent contemplates the merger of Easton-Pacific and Riverside Mining into the Company in exchange for 14,368,713 shares of the Company's common stock, subject to the companies entering into a definitive merger agreement, consummation of which will be dependent upon receiving the approvals of the Board of Directors and stockholders of each company, the delivery of a fairness opinion by an independent financial advisor and the preparation and effectiveness of a registration statement under federal and state securities law. As of the date of this report, management of the Company cannot predict whether these due diligence investigations will culminate in a definitive merger agreement with Easton-Pacific or whether such agreement will be approved by the Company's Board of Directors and stockholders.

    On January 18, 1996 the Company filed a registration statement/proxy statement with Securities and Exchange Commission seeking shareholder approval to:

    1. Approve the merger of Hanover Resources, Inc. and Group S, Ltd., affiliated companies, into the Company pursuant to which the Company will issue to the shareholders of such companies 2,270,486 shares of the Company's common stock, in addition to the 3,625,000 shares of the Company held by Hanover Resources, Inc. which will, in effect, be distributed to the stockholders of Hanover Resources, Inc.

    2. Amend the Company's Certificate of Incorporation to increase the total number of all shares of capital stock which the Company is authorized to issue from 25,000,000 to 50,000,000 consisting of (a) 48,000,000 shares of common stock, each of which have a par value of $.0001 (the "Common Stock") and (b) 2,000,000 shares of preferred stock, each of which have a par value of $.001 (the "Preferred Stock").

    3.  Consider and approve the Company's 1995 Stock Option Plan.

                                     F/S-17

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
          YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993 AND THE PERIOD
                  MAY 2, 1990 (INCEPTION) TO DECEMBER 31, 1995

14. SUBSEQUENT EVENTS (CONTINUED):
    4. Elect seven members of the Board of Directors to hold office until the next annual meeting of shareholders or until their respective successors are elected to have qualified.

    5. Authorize the appointment of independent public accountants for the fiscal year.

    6. Consider and vote upon such other matters as may properly come before the meeting or any adjustment(s) thereof.

    The registration statement is currently under review by the Securities and Exchange Commission and has not been effective as of March 29, 1996.

    Effective March 25, 1996, the Company entered into an asset purchase agreement with an unaffiliated landowner for the purchase of 10 patented and 120 unpatented mining claims and one mining lease covering properties located in the Alder Gulch near the Company's landholdings. The lease agreement calls for the issuance of 400,000 shares of the Company's common stock and three year options exercisable at the price of $2.00 per share for the purchase of an additional 300,000 shares of the Company's common stock. Additionally, the lease states that if, during the two year period commencing with the effective date of the agreement, the average bid price of the Company's common stock during any period of thirty consecutive trading days does not exceed $2.00 per share it will issue the landowner such number of additional shares sufficient to raise the aggregate market value of the shares then owned by the landowner to $2.00.

    Effective March 26, 1996, the Company became obligated for the issuance of 250,000 shares of its common stock; the granting of a three year option for the issuance of an additional 200,000 shares of its common stock at an exercise price of $2.00 per share; the transfer of two mining trucks that it owns free and clear of encumbrances and that have a book value of approximately $43,000; the forgiveness of a note receivable in the amount of $89,297 due from M&W, and release of the UCC filing the Company holds as security for that note; and the elimination of a note receivable in the amount of $220,000 due from Geneva Mill, L.C. in exchange for a $3,000,000 reduction in the landowner rental obligations that are owed to M&W by Group S, Ltd. which, upon approval of the pending merger of Group S, Ltd. and the Company, would become the Company's obligation to pay M&W. M&W also takes title to all of the assets owned by Geneva Mill, L.C. as part of the consideration for the reduction in rental payments to be received by M&W.

15. RECLAMATION BONDS:
    At December 31, 1995 and 1994, reclamation bonds were outstanding and are secured by certificates of deposit.

16. INCOME TAX:
    The Company has adopted SFAS No. 109 "Accounting for Income Taxes", as of December 31, 1992. FASB Statement No. 109 is required for all fiscal years beginning after December 15, 1992. This statement requires that deferred taxes be established for all temporary differences between book and tax basis of assets and liabilities. There was no cumulative effect of adoption or current effect on continuing operations mainly because the Company has been in a development stage since inception, May 2, 1990, and has sustained net operating losses during this period. The Company has made no provision for a deferred tax asset due to the net operating loss carryforward because a valuation allowance has been provided which is equal to the deferred tax asset. It cannot be determined at this time that a deferred tax asset is more likely than not to be realized.

                                     F/S-18

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
          YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993 AND THE PERIOD
                  MAY 2, 1990 (INCEPTION) TO DECEMBER 31, 1995

16. INCOME TAX (CONTINUED):
    The Company has a loss carryforward of $4,283,477 that may be offset against future taxable income. The carryforward losses expire at the end of the years 2005 through 2020.

    The Company has established a valuation allowance equal to the tax benefit.

17. LEASE AGREEMENTS:
    The Company has entered into a two year lease for office space, from which it conducts its financial and accounting operations and its engineering analysis. The lease expires in November 1997. The Company has prepaid six months worth of rental payments for a total of $9,000 and paid an additional $700 for a security deposit. During the first year the monthly rental payment is $1,500 and during the second year the monthly rental payment is $1,700. In addition to the monthly rental payments, the Company is obligated for all utility charges.

    The Company maintains additional office space under a lese which expires in July 1996, from which it conducts administrative duties. The monthly cost is approximately $1,400.

    During November 1995, the Company entered into a 20 year lease with a landowner which granted the Company the right to mine and extract materials from the landowners property. The Company must pay $2,500 per year to maintain its right to mine, plus 3% of the revenue received by the Company from the sale of minerals extracted from the property that is the subject of this lease. As of December 31, 1995 no material has been extracted.

18. RESTATED FINANCIAL STATEMENTS:
    In 1995 the Company reversed accrued salary payable to Fred R. Schmid for the period ended December 31, 1991, 1992, 1993 and 1994. The total accrued salary at December 31, 1994 amounted to $542,347. The reversal of the accrued salary came as a result of a correction of salary incorrectly accrued by the principal officer.

1992 and prior....................................................  $ 137,823
1993..............................................................    270,895
1994..............................................................    133,629
                                                                    ---------
                                                                    $ 542,347
                                                                    ---------
                                                                    ---------

    In 1995 the Company also reversed the accrued salary payable to Stephen Schmid for the period ended December 31, 1992 and 1993. The total accrued salary at December 31, 1994 amounted to $56,165. The reversal of the accrued salary came as a result of a correction of salary incorrectly accrued by Stephen Schmid.

1992..............................................................  $  20,382
1993..............................................................     35,783
                                                                    ---------
                                                                    $  56,164
                                                                    ---------
                                                                    ---------

                                     F/S-19

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
          YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993 AND THE PERIOD
                  MAY 2, 1990 (INCEPTION) TO DECEMBER 31, 1995

19. OPTIONS AND WARRANTS:

    STOCK OPTION PLAN:

    On June 2, 1995 the Board of Directors granted options to the following officers, key employees, directors and advisors of the Company, subject to shareholder approval of the Plan. The exercise price of the stock option was established at $1.60 per share.

OFFICER OR DIRECTOR                                           OPTIONS GRANTED  EXPIRATION DATE
- ------------------------------------------------------------  ---------------  ---------------
Pierre Gousseland...........................................       100,000       June 1, 2000
Fred R. Schmid..............................................       250,000       June 1, 2000
Stephen J. Schmid...........................................       175,000       June 1, 2000
Laurence Steinbaum..........................................       125,000       June 1, 2000
Nicholas S. Young...........................................       150,000       June 1, 2000

    WARRANTS:

    All warrants outstanding have expired as of December 31, 1994.

20. EMPLOYEE CONTRACTS:
    On March 14, 1995 the Company amended the employment agreement retroactive to August 27, 1994 employing Fred R. Schmid as its President and Chief Executive Officer until August 31, 1997. The agreement calls for a base salary of:

First year........................................................  $ 125,000
Second year.......................................................    137,000
Third year........................................................    150,000

    The agreement provides for cost of living increases and a bonus equal to 3% of the Company's pre-tax net revenues and a severance package equal to the greater of $2,500,000 or 10% of the Company's net worth. If Mr. Schmid terminated the agreement for good reason he will receive an amount equal to 300% of the base compensation.

    On September 5, 1995 the Company entered into an agreement with Stephen J. Schmid, the Company's Vice President, Treasurer and Corporate Secretary, to become effective only if there is a "change in control" of the Company. If a change occurs the Company agrees to continue Mr. Schmid's employment for a period of 24 months.

    In January 1996 all employment contacts were terminated and both Fred Schmid and Stephen Schmid agreed to remain as consultants to the Company under consultant agreements, in the case of Fred Schmid for a monthly fee of $7,500 until December 31, 1996, and in the case of Stephen Schmid, $5,500 until September 30, 1996.

                                     F/S-20

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
          YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993 AND THE PERIOD
                  MAY 2, 1990 (INCEPTION) TO DECEMBER 31, 1995

21. CALCULATION OF EARNINGS PER SHARE:

                                                                                       DECEMBER 31,
                                                                          --------------------------------------
                                                                             1993         1994          1995
                                                                          ----------  ------------  ------------
Number of shares:
  Weighted average shares outstanding...................................   6,136,089    8,306,409     10,012,215
  Incremental shares for outstanding stock warrants.....................   1,362,697        8,450
  Incremental shares for outstanding stock options and purchase
   commitments..........................................................   1,716,667
                                                                          ----------  ------------  ------------
                                                                           7,498,786    8,314,859     11,728,882
                                                                          ----------  ------------  ------------
                                                                          ----------  ------------  ------------

    Primary earnings per share amounts are computed based on the weighted average number of shares actually outstanding and shares that would be outstanding assuming exercise of dilutive stock options and warrants. All of which are considered to be common stock equivalents. Fully diluted earnings per share are the same as primary earnings per share for December 31, 1993, 1994 and 1995.

22. PRIVATE PLACEMENTS:
    On October 19, 1995, in a private placement, the Company sold 200,000 shares of restricted common stock to one investor at a price of $1 per share for a total of $200,000.

23. SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
    Supplemental schedule of non cash investing and financing activities:

                                                                                         DECEMBER 31,
                                                                             ------------------------------------
                                                                                1993         1994         1995
                                                                             ----------  ------------  ----------
On August 31, 1993 the Company issued cash of $125,000 and 150,000 shares of restricted common stock valued at $1.50 for a total consideration of
 $350,000 for the purpose of subleasing an 80 percent (80%) interest in the
 Apex Claim. (see Note 8)..................................................  $  225,000
Issuance of 500,000 shares of common stock for modification agreement of
 Hanover Resources, Inc. (See Note 8)......................................                            $       50
Issuance of 269,679 shares of common stock to vendors in settlement of
 invoices due..............................................................                               274,096
                                                                             ----------  ------------  ----------
                                                                             $  225,000            0   $  274,146
                                                                             ----------  ------------  ----------
                                                                             ----------  ------------  ----------

24. SIGNIFICANT CHANGES IN THE FOURTH QUARTER:
    The Company recognized a $250,000 non-recurring option payment under the Kennecott mining venture agreement. Under the agreement, if Kennecott withdrew from the joint venture the option payable would be recognized as income.

    During the fourth quarter 1995 it became clear to the Company that the note receivable from Geneva Mill L.C. would not be collectible. Kennecott's withdrawal from the joint venture, the inability of Geneva Mill L.C. to attract any new business and the decision to curtail mining operation by the Company caused Geneva Mill L.C.'s facilities to cease operations. As a result, an allowance for bad debt of $779,921 was set up in the fourth quarter.

                                     F/S-21

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
          YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993 AND THE PERIOD
                  MAY 2, 1990 (INCEPTION) TO DECEMBER 31, 1995

24. SIGNIFICANT CHANGES IN THE FOURTH QUARTER (CONTINUED):
    In addition, in the fourth quarter a write down of inventory in the amount of $69,339 occurred to lower inventory to the lower of cost or market.

    Finally, in the fourth quarter a loss on sale of assets of $32,509 occurred when the Company began liquidating unused assets.

                                     F/S-22

        REPORT OF INDEPENDENT AUDITORS ON FINANCIAL STATEMENT SCHEDULES

Board of Directors
Hanover Gold Company, Inc. and Subsidiary
Roslyn, New York

    We have audited the consolidated financial statements of Hanover Gold Company, Inc. and Subsidiary as of December 31, 1995, our report thereon dated March 29, 1996. In connection with our audit of these financial statements, we audited the financial statement schedules.

    In our opinion, these financial statements schedules present fairly, in all material respects, the information stated therein, when considered in relation to the consolidated financial statements taken as a whole.

                                          Zeller Weiss & Kahn

March 29, 1996

                                     F/S-23

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
           AMOUNTS RECEIVABLE FROM RELATED PARTIES AND UNDERWRITERS,
               PROMOTERS AND EMPLOYEES OTHER THAN RELATED PARTIES
                                  SCHEDULE II

                                                                   BALANCE AT
                                                                    BEGINNING
                                                                       OF                    AMOUNTS
NAME OF DEBTOR                                                       PERIOD     ADDITIONS   COLLECTED   CURRENT
- -----------------------------------------------------------------  -----------  ----------  ---------  ----------
Group S, Ltd.....................................................   $ 300,695   $  174,200             $  474,895
Hanover Group, Inc...............................................      19,835               $  19,835
Hanover Resources, Inc...........................................     207,042      198,867                405,909

                                     F/S-24

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
                         PROPERTY, PLANT AND EQUIPMENT
                                   SCHEDULE V

                                                            BALANCE AT
                                                             BEGINNING                OTHER CHANGES-   BALANCE AT
                                                                OF        ADDITIONS   ADD (DEDUCT)-      END OF
CLASSIFICATION                                                PERIOD       AT COST       DESCRIBE        PERIOD
- ----------------------------------------------------------  -----------  -----------  --------------  ------------
Equipment.................................................   $ 132,696    $  34,754     $  (57,439)    $  110,011
Building improvements.....................................      17,566                                     17,566
Office equipment..........................................      15,557        2,260                        17,817
Vehicle...................................................       1,500        3,600                         5,100

                                     F/S-25

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
                    ACCUMULATED DEPRECIATION, DEPLETION AND
                 AMORTIZATION OF PROPERTY, PLANT AND EQUIPMENT
                                  SCHEDULE VI

                                                         BALANCE AT      ADDITIONS                    BALANCE AT
                                                          BEGINNING   CHARGED TO COSTS                  END OF
DESCRIPTION                                               OF PERIOD     AND EXPENSES    RETIREMENTS     PERIOD
- -------------------------------------------------------  -----------  ----------------  -----------  ------------
Equipment..............................................   $  19,448      $   23,430      $  11,059    $   31,819
Building improvements..................................       3,177           2,503                        5,680
Office equipment.......................................       5,130           3,636                        8,766
Vehicle................................................         450             960                        1,410

                                     F/S-26

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
                             SHORT-TERM BORROWINGS
                                  SCHEDULE IX

                                                                            MAXIMUM                        WEIGHTED
                                                              WEIGHTED      AMOUNT     AVERAGE AMOUNT       AVERAGE
                                                   BALANCE     AVERAGE    OUTSTANDING    OUTSTANDING     INTEREST RATE
CATEGORY OF APPROPRIATE                           AT END OF   INTEREST    DURING THE     DURING THE       DURING THE
SHORT-TERM BORROWING                               PERIOD       RATE        PERIOD         PERIOD           PERIOD
- ------------------------------------------------  ---------  -----------  -----------  ---------------  ---------------
Note payable....................................  $  48,654        8.44%   $  65,260     $    57,273            8.44%
Loan payable -- shareholder.....................     50,000        9.00%      50,000          50,000            9.00%

                                     F/S-27

                   HANOVER GOLD COMPANY, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
                   SUPPLEMENTARY INCOME STATEMENT INFORMATION
                                   SCHEDULE X

                                                                                                             CHARGED TO
                                                                                                             COSTS AND
   ITEM                                                                                                       EXPENSES
   -----                                                                                                    ------------
        1.   Maintenance and repairs......................................................................   $    4,629
        2.   Depreciation and amortization of intangible assets, preoperating costs and similar
              deferral....................................................................................       38,229
        3.   Taxes, other than payroll and income taxes...................................................       16,364
        4.   Royalties....................................................................................      120,000
        5.   Advertising costs............................................................................      223,943

                                     F/S-28

                                   SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          HANOVER GOLD COMPANY, INC.

                                          By:        /s/ WAYNE SCHOONMAKER

                                             -----------------------------------
                                                     Wayne Schoonmaker,
                                              its PRINCIPAL ACCOUNTING OFFICER

Date: May 29, 1996

                                  [LETTERHEAD]




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Board of Directors
Hanover Gold Company, Inc. and Subsidiary
P.O. Box B
Roslyn, New York 11576


     We hereby consent to the use in this Proxy Statement of our report dated March 29, 1996 except for Note 24 as to which the date is May 28, 1996, relating to the financial statements of Hanover Gold Company, Inc. and Subsidiary and to the references to our firm under the caption: "Selected Financial Data" and "Experts" in the Prospectus.

     Our examination of the financial statements referred to in the above-mentioned report also included the related financial statement schedules. In our opinion, such schedules present fairly the information required to be set forth therein.

                                                  /s/ Zeller Weiss & Kahn
                                                  ZELLER WEISS & KAHN




Mountainside, New Jersey
June 20, 1996

                                  [LETTERHEAD]



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors
Group S Limited
P.O. Box B
Roslyn, New York 11576

     We hereby consent to the use in this Proxy statement of our report dated May 16, 1996, relating to the financial statements of Group S Limited and to the references to our firm under the caption: "Seleted Financial Data" and "Experts" in the Prospectus.

                                             /s/ Grossman, Tuchman & Shah, LLP
                                             Grossman, Tuchman & Shah, LLP

New York, New York
June 20, 1996

                                  [LETTERHEAD]



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors
Hanover Resources, Inc.
P.O. Box B
Roslyn, New York 11576

     We hereby consent to the use in this Proxy statement of our report dated May 16, 1996, relating to the financial statements of Hanover Resources, Inc. and to the references to our firm under the caption: "Seleted Financial Data" and "Experts" in the Prospectus.

                                             /s/ Grossman, Tuchman & Shah, LLP
                                             Grossman, Tuchman & Shah, LLP

New York, New York
June 20, 1996